UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Analytical Surveys, Inc.
(Name of Registrant as Specified In Its Charter)

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ANALYTICAL SURVEYS, INC.

9725 Datapoint Drive Suite 300B

San Antonio, Texas 78229

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 17, 2006

To the Shareholders of Analytical Surveys, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Analytical Surveys, Inc. (the “Company”) will be held at 9725 Datapoint Drive, Suite 300B, San Antonio, Texas, at 10:00 a.m., CDT, on Thursday, August 17, 2006, for the purpose of considering and approving the following proposals:

1. To elect four directors to the Board of Directors.

2. To approve the issuance of shares of Common Stock upon conversion of the Company’s Secured Convertible Promissory Notes and upon the exercise of certain warrants, all issued as part of the private placement transaction effected on May 31, 2006.

3. To approve the issuance of 75,000 shares of Common Stock and warrants to purchase 75,000 shares of Common Stock to Pluris Partners, Inc., pursuant to the Consulting Agreement, dated December 7, 2005, as amended.

4. To ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent public accountants for the fiscal year ending September 30, 2006.

5. To transact such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on June 27, 2006, will be entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof.  You are cordially invited to attend the Annual Meeting in person.  Even if you plan to attend the Annual Meeting, however, you are requested to submit your vote by phone, by Internet or by completing, signing, dating and promptly mailing the enclosed proxy for which a return envelope is provided.  You may revoke your proxy at any time prior to the Annual Meeting.

A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed.  Also enclosed is a copy of the annual report of the Company on Form 10-KSB for the fiscal year ended September 30, 2005.

By Order of the Board of Directors

Lori A. Jones, Secretary

San Antonio, Texas

July __, 2006

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE.  IF YOU ATTEND THE ANNUAL MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

ANALYTICAL SURVEYS, INC.

9725 Datapoint Drive, Suite 300B

San Antonio, Texas 78229

PROXY STATEMENT

2006 Annual Meeting of Shareholders

This Proxy Statement and accompanying proxy card are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (“Board”) of Analytical Surveys, Inc., a Colorado corporation (“ASI” or the “Company”), for use at the annual meeting of shareholders to be held on Thursday, August 17, 2006, at 9725 Datapoint Drive, Suite 300B, San Antonio, Texas, at 10:00 a.m., CDT, or at any adjournment or adjournments thereof (such meeting or adjournment(s) thereof referred to as the “Annual Meeting”) for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders.  Copies of the Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about July 10, 2006.

Record Date; Shares Entitled to Vote; Quorum

The Board has fixed the close of business on June 27, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

The number of outstanding shares of Common Stock entitled to vote at the meeting is 3,779,256.  Each share of Common Stock outstanding, except for 75,000 shares held by Pluris Partners, Inc., is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting.  Abstentions and broker “non-votes” are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  “Non-votes” occur when a proxy:

•                  is returned by a broker or other stockholder who does not have authority to vote;

•                  does not give authority to a proxy to vote; or

•                  withholds authority to vote on one or more proposals.

Votes Required

The vote required for each of the proposals is as follows:

Election of Directors.  Directors are elected by a plurality vote, i.e. the nominees for director who receive the most votes will be elected.  Therefore, if you do not vote for a particular nominee or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your abstention will have no effect on the election of directors.

Proposals Nos. 2, 3 and 4.  Proposals 2, 3 and 4 require the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting at the meeting.  Therefore, all abstentions will have the same legal effect as a vote against each of the proposals.  Non-votes are not considered present at the meeting for these proposals and will have no effect on their approval.

A proxy received by the Board of the Company may be revoked by the shareholder giving the proxy at any time before it is exercised.  A shareholder who signs and mails the enclosed proxy, even though executed and returned, make revoke the proxy at any time prior to the voting of the proxy by (i) notification in writing to the Company at 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attention:  Corporate Secretary, (ii) execution of a proxy bearing a later date, or (iii) attendance at the Annual Meeting and voting by ballot.  To revoke a proxy previously submitted by telephone or the Internet, a shareholder of record can simply vote again at a later date using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Four directors are to be elected at the Annual Meeting.  Each nominee is currently a director of the Company.  The directors will be elected to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified.  If, for any reason, at the time of the election one or more of the nominees should be unable to serve, the proxy will be voted for a substitute nominee or nominees selected by the Board.

Vote Required for Election

In accordance with the Company’s By-Laws, the directors will be elected by a plurality of votes cast at the Annual Meeting.  Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.  The persons named as proxy holders in the accompanying proxy intend to vote each properly signed and submitted proxy FOR the election as a director of each of the persons named as a nominee below under “Nominees for Director” unless authority to vote in the election of directors is withheld on such proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “NOMINEES FOR DIRECTOR.”

Nominees for Director

The following table sets forth the name, age and principal position of each nominee for director to hold office:

NAME	AGE	POSITION

R. Thomas Roddy	66	Director and Chairman of the Board
Lori A. Jones	48	Director and Chief Executive Officer
Edward P. Gistaro	71	Director
Rad Weaver	31	Director

R. Thomas Roddy, 66, Mr. Roddy has served as an independent outside director and Chairman of the Board of the Company since December 2004.  Mr. Roddy also serves as Chairman of the Board of Texas-based Lone Star Capital Bank and is former president of NASDAQ-listed Benson Financial Corp.  He served as a board member of the San Antonio Branch of the Federal Reserve Bank of Dallas from December 1998 until December 2004.  Mr. Roddy serves as Chairman of the Compensation Committee and a member of the Audit Committee.  Mr. Roddy holds a BBA from Southwest Texas State University (now Texas State University) and attended the Graduate of School of Banking at Southern Methodist University.

Edward P. Gistaro, 71, has served as an independent outside director of the Company and as the Chairman of the Audit Committee and a member of the Compensation Committee since December 2004.  Mr. Gistaro is chairman and retired CEO of Docucon, Inc., a now-privately held document-imaging company.  In 1988, he joined a small group that started this document imaging company, helped take it public, and served as CEO until he retired in 1998.  Mr. Gistaro held various management positions from 1973 until 1987 at Datapoint Corporation, including CEO, CFO, president and chief operating officer.  Mr. Gistaro holds a BSEE from Notre Dame.

Rad Weaver, 31, was appointed as a director of the Company in August 2005.  Mr. Weaver has served as an investment analyst with McCombs Enterprises in San Antonio Texas, since March 2000, participating in the asset allocation of its equity portfolio.  Mr. Weaver is also a director of privately held Media Excel, Agilight, and Wholesale Clicks, Inc.  Mr. Weaver holds a BBA from the University of Texas at Austin.  Mr. Weaver is an independent director and a member of the Compensation and Audit Committees.

Lori A. Jones, 48, has served as a director and Chief Executive Officer of the Company since December 2004.  Ms. Jones served as the Company’s Chief Financial Officer from January 2003 until December 2004.  From March 2001 to January 2003, Ms. Jones was a partner with Tatum CFO Partners LLP, a financial consulting company. From May 2000 to March 2001, Ms. Jones served as the chief financial officer of Worldmerc Incorporated, an internet based agriculture trading company. From January 1999 to May 2000, Ms. Jones was the chief financial officer of Billserv Inc., an electronic billing presentation and payment service company. From May 1990 to December 1998, Ms. Jones served in various capacities, including chief financial officer, at Docucon, Inc., a document imaging services company.  Ms. Jones is a C.P.A. and holds a M.B.A. from the University of Texas at San Antonio.

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NASDAQ Marketplace Rule 4350(c) requires that a majority of the Board of Directors be comprised of independent directors as defined in NASDAQ Marketplace Rule 4200(a)(15).  The Board of Directors has determined that Messers. Roddy, Gistaro and Weaver are independent, in accordance with NASDAQ Marketplace Rules 4200(a)(15) and 4350(c).  Accordingly, a majority of the current directors and a majority of the nominees for director meet the definition of independence under the NASDAQ Capital Market listing requirements.

Board of Directors Meetings and Committees

During the year ended September 30, 2005, the Board met twelve times.  All of the directors attended at least 75 percent of the meetings of the Board and committee meetings of which they were a member during the time they served as directors.  The Company does not have a formal policy regarding director attendance at annual meetings of shareholders, however, it is expected, absent good reason, that all directors will be in attendance.  Three of the four directors of the Company attended in person or via telephone the Annual Meeting of Shareholders held in 2005.

Compensation Committee

Since their appointment as directors in December 2004, Mr. Roddy and Mr. Gistaro have served as members of the Compensation Committee.  Mr. Weaver has served on the Compensation Committee since his appointment to the Board in August 2005.  The Compensation Committee met four times during fiscal 2005.  The Compensation Committee reviews and recommends to the Board salary and incentive compensation, including bonus, stock options and restricted stock for the Chief Executive Officer; reviews and approves the salaries and incentive compensation for all corporate officers; and advises the Board of Directors with respect to the incentive compensation to be allocated to employees.  The Compensation Committee does not include any employees or former or current officers of the Company.  The Board of Directors has determined that all of the members of the Compensation Committee are independent, as defined in NASDAQ Marketplace Rule 4200(a)(15).

Audit Committee

Mr. Gistaro has served as chairman of the Audit Committee since December 2004, and Messrs. Roddy and Weaver have served as members of the Audit Committee since their appointments to the Board in December 2004 and on August 15, 2005, respectively.  The Board has determined that both Mr. Roddy and Mr. Gistaro are audit committee financial experts as described in Item 401(e) of Regulation S-B.  In addition, the Board has determined that each member of the Audit Committee is financially literate and independent, as defined in NASDAQ Marketplace Rule 4200(a)(15) and Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.  The primary purposes of the Audit Committee, which met four times in fiscal 2005, are to recommend the appointment of the Company’s independent accountants; review the scope and results of the audit plans of the independent accountants; oversee the scope and adequacy of the Company’s internal accounting control and record-keeping systems; review non-audit services to be performed by the independent accountants; and determine the appropriateness of fees for audit and non-audit services performed by the independent accountants.

The Audit Committee has a written charter; a copy of the charter is available at the Company’s website at www.anlt.com.

Director Nomination Policy

The Company does not currently have a standing Nominating Committee or a Nominating Committee Charter.  Currently, a majority of the independent members of the Board (as determined by the Board as required by the NASD listing standards), rather than a Nominating Committee, approves or recommends to the full Board those persons to be nominated.  The Board believes that the current method of nominating directors is appropriate because it complies with NASD listing standards.

The Board has, by resolution, adopted a director nomination policy.  The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected.  The director nomination policy is administered by the Board.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders.  Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities.  The independent members of the Board also consider whether members and potential members are independent under the NASD listing standards.  In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the Securities and Exchange Commission (“SEC”) and the NASD listing standards; and diversity of viewpoints, background and experiences.

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The Board intends to review the director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change.  The Board may amend the director nomination policy at any time.

Shareholder Nominations

                The Board will consider director candidates recommended by shareholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources.  In making recommendations for director nominees for the annual meeting of shareholders, the Board will consider any written recommendations of director candidates by shareholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to shareholders.  Recommendations must be mailed to Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Securities and Exchange Commission if the candidate were nominated by the Board (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the class and number of shares of the Company which are beneficially owned by such shareholder.  The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Communications with Directors

The Board welcomes communications from its shareholders and other interested parties and has adopted a procedure for receiving and addressing those communications.  Shareholders and other interested parties may communicate any concerns they may have about the Company directly to either the full Board or one or more directors by mailing their communications to the Company at the following address:  [Director Name], Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attention: Corporate Secretary (Board Matters).  The Corporate Secretary promptly will forward all shareholder communications and other communications from interested parties unopened to the intended recipient.

Directors’ Compensation

Until December 2004, non-employee directors of the Company were entitled to receive quarterly cash compensation of $2,500 for attendance at Board and Committee meetings.  In fiscal 2005, director compensation was adjusted in order to attract new directors and provide compensation for attendance at more frequent meetings.  Effective January 2005, non-employee directors of the Company are entitled to receive quarterly cash compensation of $5,000 for attendance at Board and Committee meetings.  Committee chairmen and the Chairman of the Company are entitled to receive additional quarterly cash compensation of $1,250 for service as chairman.  Directors who are also employees of the Company do not receive any additional compensation for their service on the Board.  The Board grants to each newly appointed director, on a one-time basis, options to purchase a total of 15,000 shares of Common Stock.  Each of Messers. Roddy, Gistaro, and Weaver were granted options to purchase 15,000 shares of Common Stock in fiscal 2005.  In fiscal 2006, each of Messers. Roddy, Gistaro, and Weaver were granted options to purchase 20,000 shares of Common Stock.

Executive Officers and Other Key Employees

                The following table sets forth the names, ages, and positions of the persons who are not directors and who are executive officers and other key employees of the Company.

NAME	AGE	POSITION

Donald L. Fryhover	52	Senior Vice President

On April 24, 2006, Donald L. Fryhover joined the Company as Senior Vice President.  Mr. Fryhover is leading the development and expansion of the Company’s Energy Division.  From 1989 until October 2003, Mr. Fryhover was employed by the Company, most recently serving as Vice President of Business Development, where his responsibilities included sales and marketing of large opportunities in the downstream energy sector.  From June 2004 until April 2006, Mr. Fryhover served as the director of Professional Services for the Geospatial Systems Division of Tadpole Technology, PCL, a UK-based company with US headquarters

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in Carlsbad, California, engaged in the enterprise mobile GIS business, where he was responsible for the executive management of all professional services.

Mr. Fryhover has experience in the oil and gas business the Company needs as it transitions from a traditional GIS service provider into an energy company.  He co-founded and served as the President of Petroleum Research Company, a petroleum land service company that provided land management services to the oil and gas industry in the late 1980’s, where he directed oil and gas land service operations for offices in Texas, Oklahoma and Arkansas.  Additionally, he served as field land manager for the former Tucker Oil and Gas Company where he negotiated oil and gas deals, managed contracts, acquired leases and helped ensure compliance with governmental agencies.

SUMMARY COMPENSATION TABLE

The following table sets forth a summary of certain information regarding the compensation of our Chief Executive Officer, the other executive officers and one former executive officer whose salary and bonus exceeded $100,000 during fiscal 2005 (the “named executive officers”) for the fiscal years ended September 30, 2005, 2004, and 2003.

ANNUAL COMPENSATION

					Long Term Compensation Awards
Name and Title	Year	Salary	Bonus	Other Annual Compensation(1)	Stock Options(2)	All Other Compensation(3)
		$	$	$	(#)	$

Lori A. Jones(4)	2005	175,000	60,000	—	40,000	2,054
Chief Executive Officer	2004	142,981	—	—	—	2,860
	2003	88,629	3,500	—	25,000	1,558

Brian Morrow(5)	2005	49,038	—	—	30,000	5,985
President and Chief	2004	—	—	—	—	—
Operating Officer	2003	—	—	—	—	—

(1)                                  Certain perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns in any of the fiscal years reported, except as indicated.

(2)                                  Long term compensation consists only of stock options.  The number of securities underlying stock options has been adjusted to reflect the Company’s one-for-ten reverse stock split effected in October 2002.

(3)                                  Other compensation includes the Company’s matching contributions to the 401(k) Incentive Savings Plan.

(4)                                  Ms. Jones was appointed Chief Executive Officer on December 20, 2004.  Ms. Jones’ annual compensation was increased to $175,000 in August 2004. Ms. Jones joined ASI on January 24, 2003. Accordingly, fiscal 2003 compensation information included in the table represents only compensation from that date through September 30, 2003.

(5)                                  Mr. Morrow’s annual compensation was $170,000. Mr. Morrow joined ASI as an executive officer on June 5, 2005.  Accordingly, compensation information included in the table represents only compensation from that date through September 30, 2005.  Mr. Morrow resigned as President and Chief Operating Officer effective December 2, 2005.

The following table presents information regarding options granted to each of the named executive officers in fiscal year 2005.

OPTION GRANTS IN FISCAL 2005

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options to Employees In Fiscal Year	Exercise Price ($/sh)	Expiration Date	Potential Realizable Value(2) at Assumed Annual Rates of Stock Appreciation for Option Term
					5% ($)	10% ($)
Lori A. Jones	40,000	40.00%	2.30	03/12/2015	57,858	146,624
Brian Morrow	30,000	30.00%	1.65	06/23/2015	31,130	78,890

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(1)                         All options vest equally at the end of each of four six-month periods. The number of securities underlying stock options has been adjusted to reflect our one-for-ten reverse stock split effected in October 2002.

(2)                         “Potential Realizable Value” is calculated based on the assumption that the price of the Common Stock will appreciate at the rates shown. The 5% and 10% assumed rates are mandated by the rules of the Securities Exchange Commission and do not reflect our estimate or projection of future stock prices. Actual gains, if any, realized upon future exercise of these options will depend on the actual performance of the Common Stock and the continued employment of the named executive officer through the vesting period of the option.

The following table presents information regarding options exercised in the fiscal 2005 and the value of options outstanding at September 30, 2005, for each of the named executive officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR-END OPTION VALUES

	Shares acquired on		Number of Securities Underlying Unexercised Options at Fiscal Year End		Value ($) of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	exercise (#)	Value ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Lori A. Jones	—	—	20,000	30,000	3,200	—
Brian Morrow(2)	—	—	—	30,000	—	—

(1)                                  The value of the unexercised in-the-money options is calculated using the closing bid price of our Common Stock on September 30, 2005, at $1.36 per share. Amounts reflected are based on the assumed value minus the exercise price and do not indicate actual sales or proceeds.

(2)                                  Resigned as President and Chief Operating Officer of the Company effective December 3, 2005.  As of June 14, 2006, Mr. Morrow does not hold any options to purchase our Common Stock.

                In fiscal 2006, Ms. Jones received stock options to purchase of 50,000 shares of Common Stock, and Mr. Fryhover received options to purchase 40,000 shares of our Common Stock.  The exercise price is equal to the market price on the date of grant.  The grants will vest on September 30, 2006, which is the end of the Company’s fiscal year.

Employment Contracts

Chief Executive Officer

The Board of Directors appointed Lori A. Jones as Chief Executive Officer on December 20, 2004.  Ms. Jones had previously served as the Company’s Chief Financial Officer since January 2003.  Ms. Jones’ employment contract, which is effective April 1, 2005, provides for a base salary of $175,000 and bonus compensation of $50,000 for the achievement of certain corporate goals.  Upon termination of Ms. Jones’ employment without “cause” or if she resigns her employment for “good reason,” (as defined, which includes a termination of employment in connection with a change of control), Ms. Jones will continue to receive salary for a period of twelve months.  If Ms. Jones is terminated by the Company for “cause” (as defined) or if she terminates her employment voluntarily, she will not be entitled to receive severance pay.  Ms. Jones also participates in any and all plans that are maintained for the benefit of the Company executives or employees in general.

Former Chief Financial Officer

Effective January 24, 2003, the Company entered into an employment agreement with Ms. Jones, as the Company’s Chief Financial Officer, providing for a base salary of $135,000. Her base salary was increased to $175,000 by a letter amendment in August 2004.  The employment agreement expired on March 31, 2005, and was amended effective April 1, 2005, to reflect her position as Chief Executive Officer. Pursuant to an amendment dated November 26, 2003, Ms. Jones was entitled to receive a $60,000 bonus payment upon the achievement of agreed-upon performance objectives for fiscal 2004.  The bonus payment was paid in January 2005.

Former President and Chief Operating Officer

Effective June 5, 2005, Brian Morrow was employed as President and Chief Operating Officer of the Company pursuant to an employment agreement that provided for a base salary of $170,000, plus a $10,000 relocation allowance.  No bonus payments have been made to Mr. Morrow, who was entitled to participate in a bonus plan under which he could receive up to $30,000, depending on whether agreed-upon performance objectives for fiscal 2005 were satisfied. Mr. Morrow also participated in all plans that are

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maintained for the benefit of the Company executives or employees in general.  Upon termination of Mr. Morrow’s employment without “cause” (as defined in his employment agreement), Mr. Morrow would have continued to receive salary and benefits for six months.  Mr. Morrow resigned effective December 2, 2005.  The Company is not obligated to make severance payments to Mr. Morrow, and accordingly no payments will be made.  Ms. Jones assumed his duties.

Senior Vice President

On April 24, 2006, Donald L. Fryhover joined the Company as Senior Vice President.  Mr. Fryhover is leading the development and expansion of the Company’s Energy Division.  Mr. Fryhover’s base salary is $135,000 and he is eligible to participate in a performance-based executive bonus program that is based on the profitability of the Company’s Energy Division.  Pursuant to a letter agreement, Mr. Fryhover was awarded 30,000 stock options with an exercise price of $1.31, which is equal to the fair market value on the date of his employment.  If Mr. Fryhover is terminated upon a change of control, he will continue to receive salary for a period of six months.

Severance Agreements

None.

Report of the Compensation Committee

The Compensation Committee follows established rationale and policies for compensating our executive officers.  The Compensation Committee evaluates the compensation packages of our chief executive officer and all of our other executive officers on an annual basis or at the end of a contract term.  The committee utilizes salary surveys and statistics to ensure compensation is commensurate for the office held and the size of the business.  Base salaries are also negotiated after giving consideration to the risks and responsibilities pertaining to the individual as a public company officer.  Bonus plans are included in the compensation package, but generally include only discretionary payments that are awarded based on company performance, which include achievement of revenue, profits, or achievement of qualitative rather than quantitative milestones, such as a successful solution to corporate challenges such as a successful negotiation or the settlement of litigation.  The following report of the Compensation Committee describes these policies and rationales with respect to the compensation paid to such executive officers for the fiscal year ended September 30, 2005.

Officer Compensation Policy.  The Compensation Committee’s fundamental policy is to provide a compensation program for executive officers that will enable us to attract and retain the services of highly-qualified individuals and offer our executive officers competitive compensation opportunities based upon overall performance and their individual contribution to our financial success.  The Compensation Committee uses third party compensation surveys and information to assure that executive compensation is set at levels within the current market range for companies in a similar industry and development stage as the Company.  It is the committee’s objective to have a substantial portion of each officer’s compensation contingent upon our performance, as well as upon such officer’s own level of performance.  Bonus targets are established for each executive officer but are discretionary and are awarded based on company and personal performance, which include revenue, operating results, new sales, achievement of qualitative milestones, retention incentives, and achievement of personal and company goals.  Adjudication of bonus payments is based on the percentage of achievement of goals and evaluation of performance, with consideration given to the availability of cash and the overall position of the Company.

Employment Agreements. The executive officers were employed pursuant to written employment agreements or letter agreements during fiscal 2005 and 2004. The Compensation Committee has considered the advisability of using employment or letter agreements and has determined that it is in our best interests because it permits us to achieve our desired goals of motivating and retaining the best possible executive talent. Each employment agreement or letter agreement separately reflects the terms that the Compensation Committee believed were appropriate and/or necessary to recruit and retain the services of the particular executive officer, within the framework of our compensation policies.

Components of Executive Compensation.  Each executive officer’s compensation package is comprised of three elements: base salary, which is designed to be competitive with salary levels of similar companies that compete with us for executive talent and reflects individual performance and the executive’s contribution; performance bonuses, which are based on the terms of the employment agreements; and long-term stock option awards, which create common interests for the executive officers and the shareholders.

Base Salary.  The salaries paid to the executive officers in fiscal 2005 were based on the terms of their employment agreements or letter agreements and are set forth in the summary compensation table.

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Bonuses.  The executive officers are entitled to annual bonuses based upon the terms of their employment agreements (see “Employment Contracts” above) and discretionary bonuses based on their respective performance.   In fiscal 2005, Ms. Jones received $60,000 bonus compensation pursuant to the November 2003 amendment to her employment agreement as Chief Financial Officer.

Stock Option Plans.  The Company maintains the Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan, the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan, the Analytical Surveys, Inc. Officer and Employee Recruitment Stock Incentive Plan, the Analytical Surveys, Inc. Year 2000 Stock Incentive Plan and the Analytical Surveys, Inc. 2003 Non-Qualified Stock Option Plan, each as amended and supplemented.  The Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan expired on September 30, 2003.  The 5,923 options outstanding under the plan will expire between June 2007 and August 2013 unless otherwise forfeited, cancelled or exercised.  On May 3, 2006, the Board amended the 2003 Stock Option Plan to increase the maximum number of Shares with respect to which Options may be granted to any Participant during any calendar year from 15,000 to 100,000.  The Board’s action was taken in recognition of a larger number of shares outstanding, including new issues to date and future issues to fund the Company’s initiatives in the energy sector; to adjust the plan to promote higher levels of direct company ownership of management and directors, aligning the interests of management and directors clearly with those of its shareholders, and to provide equity compensation to the Company’s key employees and directors that is commensurate with other public companies that are of similar size, in the same sector, and that face similar challenges as those of the Company.  The option plans are long-term incentive plans for employees and are intended to align shareholder and employee interests by establishing a direct link between long-term rewards and the value of the Common Stock. The Compensation Committee believes that long-term stock incentives for executive officers and employees are an important factor in retaining valued employees. Because the value of an option bears a direct relationship to our Common Stock price, the Compensation Committee believes that options motivate officers and employees to manage the Company in a manner that will benefit all shareholders.

The options granted to the executive officers in fiscal 2005 were made in accordance with the terms of their employment agreements (see “Employment Contracts “) or at the discretion of the Board.  Information with respect to option grants in fiscal 2005 and 2004 to the executive officers is set forth in the Option Grants Table.  The Compensation Committee views stock option grants as important components of our long-term, performance-based compensation philosophy.

CEO Compensation. The compensation paid to Mrs. Jones during fiscal 2005 was based upon the terms of her employment agreement that was dated January 20, 2003, and amended on November 26, 2003 and which expired on March 31, 2005, continued by a new employment agreement dated April 1, 2005. Such agreement is described under “Employment Contracts.  Ms. Jones’ base salary is designed to be competitive with salary levels of chief executive officers of similar companies that compete with us for executive talent and to be reflective of her performance and contribution to ASI.

Deductibility of Executive Compensation.  The Compensation Committee is responsible for addressing the issues raised by Internal Revenue Code Section 162(m). Section 162 (m) limits to $1 million our deduction for compensation paid to certain of our executive officers who not qualify as “performance-based.”  To qualify as performance based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals.  In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the Compensation Committee must certify that the performance goals were achieved before payments can be awarded.  We believe that all compensation paid to our executive officers listed in the summary compensation table in fiscal 2005 is fully deductible and that compensation paid under the plans will continue to be deductible.  The committee’s present intention is to comply with the requirements of Section 162(m) unless and until the committee determines that compliance would not be in the best interest of the Company and our shareholders.

By the Compensation Committee R. Thomas Roddy, Chairman Edward P. Gistaro Rad Weaver

Compensation Committee Interlocks and Insider Participation

                No member of the Compensation Committee of the Board was, during fiscal 2005, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationship requiring disclosure by the Company.  During fiscal 2005, no executive officer of the Company served as (i) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board, or (iii) a member of the compensation committee (or other Board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

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Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers to file with the Securities and Exchange Commission and NASDAQ initial reports of ownership and reports of changes in ownership of Common Stock.  Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all its directors and executive officers during fiscal 2005 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                On April 2, 2002, Tonga Partners, L. P. (“Tonga”) invested $2.0 million in the Company in exchange for a senior secured convertible note (the “Old Note”) and the issuance of a warrant to purchase 500,000 shares of the Common Stock.  As part of the transaction, Tonga received the right to appoint a majority of the board of directors until April 2, 2005.

                On November 6, 2003, Tonga converted $300,000 in principal amount of the Old Note at the conversion price of $1.24 plus accrued interest into 261,458 shares of the Common Stock.  The Second Note (herein so called) having the same terms as the Old Note was issued to Tonga on November 4, 2003, for the remaining $1.7 million in principal amount not converted under the Old Note.  On June 30, 2004, the Second Note was restructured whereby the maturity date was extended to January 2, 2006, its principal became payable at Tonga’s option in cash or Common Stock, and Tonga waived $134,000 in accrued interest, its rights to assess liquidated damages and all, of its rights under the warrant.

                On November 10, 2004, Tonga converted the Second Note and accrued interest into 1,701,349 shares of the Common Stock which it sold November 15, 2004.  Upon Tonga’s disposal of its holdings of the Common Stock, it relinquished its right to appoint directors.  In December 2004, we appointed two new independent directors in conjunction with the resignation of the three Tonga-appointed directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the shares of our Common Stock (the only outstanding class of voting securities) owned of record and beneficially as of June 22, 2006, unless otherwise specified, by (i) all persons known to possess voting or dispositive power over more than 5% of our Common Stock, (ii) each director and named executive officer, and (iii) all directors and executive officers as a group: (Except as otherwise noted in the table, each person or group identified possesses sole voting and investment power with respect to such shares, subject to community property laws, where applicable, and the address of each shareholder is c/o Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229.)

	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Donald L. Fryhover	—	**
Edward P. Gistaro (2)*	11,250	**
Lori A. Jones (3) *	32,840	1.0%
Thomas P. Roddy (2)*	11,250	**
Rad Weaver(4) *	3,750	**

All directors and executive officers as a group (5 persons) (5)	59,090	2.0%

*                                      Director

**                               Less than 1%

(1)          All persons have sole voting and investment power with respect to their shares.  All amounts shown in this column include shares obtainable upon exercise of stock options currently exercisable or exercisable within 60 days of the date of this table.

(2)          Includes 11,250 shares of Common Stock underlying options that are exercisable within 60 days of June 22, 2006.

(3)          Includes 25,000 shares of Common Stock underlying options that are exercisable within 60 days of June 22, 2006

(4)          Includes 3,750 shares of Common Stock underlying options that are exercisable within 60 days of June 22, 2006

(5)          Includes 51,250 shares of Common Stock underlying options that are exercisable within 60 days of June 22, 2006

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PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Common Stock with the index of the cumulative total return for the NASDAQ Stock Market (U.S.) (Total U.S.) and the index of the NASDAQ Computer and Data Processing Services Stocks (DP&S). The graph assumes that $100 was invested on October 1, 2000, and that all dividends, if any, were reinvested.

The following data points were used in constructing the performance graph:

	Cumulative Total Return
	9/00	9/01	9/02	9/03	9/04	9/05
ANALYTICAL SURVEYS, INC.	100.00	34.50	10.00	7.55	6.35	6.80
NASDAQ STOCK MARKET (U.S.)	100.00	41.00	33.00	50.54	53.30	59.63
NASDAQ COMPUTER & DATA PROCESSING	100.00	40.23	32.00	47.35	51.59	57.05

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Audit Committee Report

                In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s financial reporting processes.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) for and issuing a report thereon.

                In this context, the Audit Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.  The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and controls.

The Audit Committee has discussed with the Company’s independent auditors the overall scope and plans for their respective audit.  The Audit Committee meets at least annually with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and also considered whether the provision of any non-audit services included below under “Principal Accountant Fees and Service” is compatible with maintaining their independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their report, express an opinion on the conformity of the Company’s annual financial statements to U.S. generally accepted accounting principles.  In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements of the Company for the year ended September 30, 2005 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-KSB for the year, ended September 30, 2005.  The Committee has also approved, subject to shareholder ratification, the selection of Pannell Kerr Forster of Texas, P.C. and the Board concurred in its approval.

Members of the Audit Committee Edward P. Gistaro, Chairman R. Thomas Roddy Rad Weaver

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PROPOSAL NO. 2

AUTHORIZATION AND APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE COMPANY’S SECURED CONVERTIBLE PROMISSORY NOTES AND UPON EXERCISE OF CERTAIN WARRANTS, ALL ISSUED AS PART OF THE PRIVATE PLACEMENT TRANSACTION EFFECTED ON MAY 31, 2006

Background

As previously reported, the Company has begun a deliberate process of transforming its business from a GIS services provider to an independent oil and gas producers.  In early May 2006, the Company was presented with an opportunity to acquire, not later than May 31, 2006, a 12.5% working interest in the so-called Adrienne 1-9 natural gas well located in Washita County, Oklahoma.  After a review of the relevant geological, financial and other information, including the relative risk profile of the well and the identity and stature in the industry of the operator, the Board of Directors unanimously authorized management to (a) purchase the working interest for an amount, including obligations for tangible and intangible costs of drilling and completing the well, of approximately $1.7 million and (b) to finance such acquisition by means of a $2 million private placement, described herein, which closed on May 31, 2006 (the “Closing Date”).  In so doing, the Board considered a number of factors, including:

•                  the Company’s continuing liquidity needs to operate and grow its business;

•                  the time-sensitive element involved in the Washita County investment;

•                  the Company’s need to expand its Energy Division since backlog in its traditional GIS services business continues to shrink;

•                  the unavailability of alternative financing on acceptable terms; and

•                  the Company’s need to maintain its shareholders’ equity in accordance with NASDAQ continued listing requirements.

Terms of the Private Placement Triggering the Requirement for Shareholder Approval

                The description of the terms of the private placement set forth in this Proxy Statement is qualified by reference to the text of the following documents, each dated May 31, 2006, and attached hereto as Appendixes A through F, respectively: (a) form of Subscription Agreement, (b) form of Secured Convertible Promissory Note, (c) form of Security Agreement, (d) form of Class E Common Stock Purchase Warrant, (e) form of Class C Common Stock Purchase Warrant and (f) form of Class D Common Stock Purchase Warrant (the “Main Transaction Documents”).

                In exchange for the $2 million investment, the Company issued to two investors (the “Investors”) a Convertible Secured Promissory Note, in the principal amount of $1.5 million and $.5 million, respectively, with a maturity date of May 31, 2008, and bearing interest at the rate of 14%, payable quarterly (each, the “Note”).  The Investors also received, in the aggregate, Class E Warrants entitling the holders to purchase 752,072 shares of the Common Stock at an exercise price of $1.186 per share, the closing bid price of the Common Stock on May 31, 2006, but where the number of shares to be acquired by any holder through the exercise of the Class E Warrants does not cause the Investor to become the beneficial owner of more than 9.99% of the then total number of shares of the Common Stock outstanding (the “Maximum One Holder Exercise Limitation”).  Limited to these terms, the issuance of the Notes and the Class E Warrants did not require approval by the shareholders under the relevant NASDAQ Marketplace rule described below.

                However, the Notes were purchased by the Investors in exchange for the following additional terms and conditions (“Terms Requiring Approval”):

•                  The inclusion in each Note of a provision whereby its principal and accrued interest may be converted by the Investor into shares of the Common Stock at a conversion price per share of $.9488, which is equal to 80% of the closing bid price of the Common Stock on May 30, 2006 (the “Regular Conversion Price”);

•                  The inclusion in each Note of a provision whereby if the Company sells, while any portion of the Note is outstanding, shares of Common Stock (or securities convertible into Common Stock) for less than the Regular Conversion Price, except if such Common Stock or other securities are issued in connection with an employee stock option plan or a non-capital raising transaction where no registration rights are granted (“Excepted Issuance”), the Regular Conversion Price would then be automatically reset (resulting in additional issuable shares) for any future conversions to such lesser price (the “Ratchet Provision”);

•                  The inclusion in the Class E Common Stock Purchase Warrant of a provision whereby the aggregate number of shares of Common Stock issuable upon conversion of these Warrants in increased to 2,107,925 and of a Ratchet Provision;

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•                  The issuance of the Class C Warrants entitling the Investors to purchase in the aggregate 1,053,963 shares of Common Stock at an exercise price of $1.21 per share, with a Ratchet Provision and with a Maximum One Holder Exercise Limitation; and

•                  The issuance of the Class D Warrants entitling the Investors to purchase in the aggregate 2,107,925 shares of Common Stock at an exercise price of $1.36 per share, with a Ratchet Provision and with a Maximum One Holder Exercise Limitation.

NASDAQ Marketplace Rule 4350(i)(1)(D) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of Common Stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance (the “NASD 20% Share Limitation”).

On May 31, 2006, there were 3,779,256 shares of Common Stock issued and outstanding, which, under the NASD 20% Share Limitation, would prohibit the Company from issuing more than 752,072 shares of Common Stock at a price that is less than the greater of the book or market value of the Company’s Common Stock without shareholder approval.  As a result, the Terms Requiring Approval described above would not and were not made effective in the Main Transaction Documents unless the prior approval by the Company’s shareholders of the issuance of shares of Common Stock issuable pursuant to such terms (the “Approval”) is obtained.

The Other Salient Terms of the Private Placement

In order to understand fully the implications of obtaining the Approval or lack thereof, set forth below are the other salient terms of the Main Documents.

The Notes

If Approval is obtained, at either this Annual Meeting or otherwise on or before September 28, 2006, the Company will have a right to redeem any outstanding portion of the Notes at 115% of face value at any time upon thirty days’ notice, provided there has not been an Event of Default (as described below).

If Approval is not obtained, at this Annual Meeting or otherwise on or before September 28, 2006, the Investors will have the right, upon thirty (30) days written notice, to accelerate the maturity date of the Notes to a date not sooner than 30 days after giving such notice.

Regardless of whether or not Approval is timely obtained, the Notes will and do contain the following provisions:

1.                           Mandatory Redemption at the Investors’ Election. The Investors have the right to require the Company, upon ten days notice, to redeem the Notes at 120% of the outstanding principal and with accrued interest upon the occurrence of any of the following events:

•                  if the Company is prohibited from issuing Common Stock pursuant to the conversion of the Notes or exercise of any of the Warrants,

•                  if the Company fails to timely deliver Common Stock pursuant to conversion of the Notes or exercise of the Warrants,

•                  upon the occurrence of an Event of Default (see below) or

•                  upon a change in control, which includes (i) if the Company no longer has a class of shares publicly traded or listed on NASDAQ, (ii) the Company becomes a subsidiary of another entity, or (iii) the sale, lease or transfer of substantially all the assets of the Company or its subsidiaries.

In this connection, the following constitute Events of Default under the Notes:

•                  Failure to pay principal or interest within five days of its due date,

•                  Breach of any material covenant or other term or condition of the Subscription Agreement, the Notes or other transaction,

•                  Breach of representations and warranties,

•                  Assignment of a substantial part of Company property or business to a receiver or trustee, or appointment thereof,

•                  The entry of a judgment of more than $100,000, or a default of an obligation in excess of $100,000 which remain unresolved or uncured,

•                  Bankruptcy, insolvency, reorganization or liquidation proceedings,

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•                  Failure of the Common Stock to be quoted or listed on NASDAQ Capital Market or failure to implement timely any corrective action required by NASDAQ,

•                  Issuance of an SEC or judicial stop trade order or NASDAQ Capital Market trading suspension on the Common Stock that lasts for five or more consecutive trading days,

•                  Failure to deliver Common Stock or replacement Note(s) within five business days after the due date,

•                  The occurrence of a Non-Registration Event as described in the Subscription Agreement or

•                  If the Company effectuates a reverse split of its Common Stock without twenty days prior written notice to the Investor.

2.                           Right of First Refusal. Until the expiration of a one-year period after the Closing Date, the Company is required to give the Investors seven (7) business days notice and opportunity to purchase Common Stock or any other securities it proposes to sell to third parties, essentially, except if such sale qualifies as an Excepted Issuance.

3.                           Further Registration Statements Restriction.   Until the expiration of a six-month period after the Registration Statement (as described below) becomes effective, the Company may not file with the SEC registration statements of any kind, except on Form S-8 to register up to 150,000 shares of Common Stock on behalf of officers, directors and employees.

4.                           Offering Restriction. Until the expiration of a six-month period after the Registration Statement (as described below) becomes effective, the Company may not enter into an agreement to or issue any Common Stock (or securities convertible into Common Stock) without the prior written consent of the Investors, except if such agreement or issuance relates to an Excepted Issuance.  This prohibition ends at the end of such period only if Approval is obtained.

5.                           Typical Antidilution Provisions.  If the Company consolidates with or merges into or sells or conveys all or substantially all its assets to any other corporation, any outstanding Notes and accrued interest thereon are thereafter deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. Also, if the Company reclassifies or otherwise changes the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, any outstanding Notes and accrued interest thereon are thereafter deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.  Moreover, If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Regular Conversion Price is proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

6.                           Security Interest.  The holders of the Notes have a first lien security interest in all of the Company’s assets.

The Warrants

Class C Warrants.  The Company issued Class C Warrants to purchase a total of 1,159,359 shares of Common Stock; 1,053,963 to the Investors and 105,396 to the placement agents, Palladium Capital Advisors, LLC and Peak Securities, Inc. (the “Placement Agents”).  The per share exercise price is $1.21, which is equal to 102% of the closing bid price of the Common Stock on May 30, 2006.  The Class C Warrants are exercisable only if the Approval is obtained, and only during the period commencing six (6) months after the Closing Date and until five (5) years after the Closing Date.  The Class C common Stock Purchase Warrants contain the typical antidilution provisions described in the paragraph denoted as 5 above and, as stated above, a Ratchet Provision.

Class D Warrants.  The Company issued Class D Warrants to purchase a total of 2,318,718 shares of Common Stock, 2,107,925 to the Investors and 210,793 to the Placement Agents.  The per share exercise price is $1.36, which is equal to 115% of the

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closing bid price of the Common Stock on May 30, 2006.  The Class D Warrants are exercisable only if the Approval is obtained, and only during the period commencing six (6) months after the Closing Date and until five (5) years after the Closing Date.  The Class D Common Stock Purchase Warrants contain the typical antidilution provisions described in the paragraph denoted as 5 above and, as stated above, a Ratchet Provision.

Class E Warrants.  The Company issued Class E Warrants for the purchase of 2,107,925 shares of the Common Stock.  The per share exercise price is $1.186, which is equal to 100% of the fair market value of the Common Stock on May 30, 2006.  The Class E Warrants are exercisable during the period commencing six (6) months after the Closing Date and until five (5) years after the Closing Date.  Unless the Approval is obtained, the maximum amount of shares issuable upon exercise will not exceed 752,072 shares of Common Stock.  The Class E common Stock Purchase Warrant contains the typical antidilution provisions described in the paragraph denoted as 5 above.

Registration Rights

Pursuant to the Subscription Agreement, the Company is required to file a registration statement on Form S-3 or other such eligible form (“Registration Statement”) on or before July 15, 2006, registering 150% of the Common Stock issuable upon conversion of the Notes and 100% of the Common Stock issuable upon exercise of the various warrants.  The Company may be subject to the payment of liquidated damages if the Registration Statement is not filed on or before July 15, 2006, or if it is not declared effective on or before October 8, 2006, or if it ceases to be effective for more than 30 calendar days in any twelve month period. The amount of liquidated damages is equal to 2% of the aggregate purchase price of the outstanding Notes and shares of Common Stock issuable upon conversion of the Notes.  The Company must keep the Registration Statement effective for two (2) years.

If the Approval is not obtained, upon effectiveness of the Registration Statement, the Investors will be able to resell the 752,072 shares of common Stock issuable upon conversion of The Class E Warrants.  If the Approval is obtained, upon effectiveness of the Registration Statement, the Investors and Placement Agents will be able to convert the Notes into shares of Common Stock, exercise all three classes of Warrants, and sell the underlying shares of Common Stock.

Potential Issuance of Shares of Common Stock Pursuant to the Notes and Warrants

The following tables set forth the number of shares of Common Stock that could be issued upon conversion of the Notes and exercise of the Warrants, without giving effect to any antidilution provisions, (1) prior to or if the Approval is obtained and (2) if Approval is not obtained.

	Maximum Shares Issuable if the Approval is Obtained (without antidilution provisions)
	Conversion of Note		Number of Shares of Common Stock Issuable Upon Exercise of Warrants(1)			Full Conversion and Exercise
	Principal(2)	Interest(3)	Class C	Class D	Class E	# shares	% ownership(4)
Longview Fund, LLP	1,580,944	442,664	790,472	1,580,944	1,580,944	5,975,968	50
Alpha Capital, AG	526,981	147,555	263,491	526,981	526,981	1,991,989	17
Placement Agents	—	—	105,396	210,793	—	316,189	2
Total	2,107,925	590,219	1,159,359	2,318,718	2,107,925	8,284,146	69

(1)                                  Upon exercise of the Class C, D, and E Warrants, net proceeds to the Company will total up to $6.8 million.

(2)                                  The Regular Conversion Price with respect to the Notes is equal to $.9488.

(3)                                  Assumes two years interest earned at 14% and that all of it is converted into shares of Common Stock.

(4)                                  Ownership percentage based on 3,779,256 shares outstanding at June 22, 2006, and issuance of 8,284,146 shares issuable upon full conversion of Notes and two years of interest, and the exercise of all the warrants

	Maximum Shares Issuable if the Approval is Not Obtained
	Conversion of Note		Number of Shares of Common Stock Issuable Upon Exercise of Warrants(1)
	Principal	Interest	Class C	Class D	Class E(1)	# shares	% ownership(2)
Longview Fund, LLP	—	—	—	—	564,054	565,054	12
Alpha Capital, AG	—	—	—	—	188,018	188,018	4
Placement Agents	—	—	—	—	—	—	—
Total	—	—	—	—	752,072	752,072	16

(1)                                  Upon exercise of the Class E Warrants, net proceeds to the Company will total up to approximately $891,957.

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(2)                                  Ownership percentage based on a total of 3,779,256 shares issued and outstanding at June 22, 2006, and issuance of 752,072 shares issuable upon the exercise of the Class E Warrants.

Implications of Obtaining the Approval to the Current Shareholders

                If the Approval is obtained, as shown above, if all of the Warrants are exercised at their current exercise prices, the Company will realize approximately $6.8 million in net proceeds over the next five years, which the Company can use for working capital and other purposes.  However, the possible conversion of the Notes and exercise of the Warrants would substantially increase the number of shares of Common Stock outstanding.  Because some or all of such shares might be issued at prices below the then market price of the Common Stock, the current shareholders might experience significant dilution in their ownership interest.  On the other hand, if at any time before the Notes are converted and all of the Warrants exercised, the Company issues shares of Common Stock (or securities convertible into Common Stock) at a price below the Regular Conversion Price ($.9488) or the exercise price of the Class C and Class D Warrants ($1.21 and $1.36, respectively), the conversion price of the Notes and exercise price of these Warrants will, by operation of the Ratchet Provisions, reset to the lower price.  Such resetting would cause further dilution, due to the increase in the number of shares of Common Stock issuable upon conversion of the Notes, and a reduction in the net proceeds to the Company from the exercise of the Class C and Class D Warrants.

                Also, the Investors will, upon conversion of the Notes and the exercise of the Warrants, become significant holders of the Company’s voting power. As a result, the Investors may be able to effect the outcome of all matters brought before the shareholders, including a vote for the election of directors, the approval of mergers and other business combination transactions.

                If Approval is not obtained, the Investors will have the right to accelerate the maturity of the Notes to a date as early as October 29, 2006.  If the Company fails to repay the outstanding principal and accrued interest of the Notes by such date, such failure will constitute an Event of Default and the amount due the Investors will increase to 120% of the outstanding principal plus accrued interest.

                In order to meet this obligation the Company will be forced to raise additional capital and/or liquidate assets.  The Company’s efforts to raise additional capital would then be subject, among other things, to the constraints inherent in the provisions of the Notes denoted as 2, 3 and 4 on page 16 above and the Investors’ first lien security interest with respect to the Company’s assets.  On the whole, there can be no assurance that the Company will be able to repay the Notes.

Summary and Vote Required to Approve

                The Board of Directors believes that the sale by the Company of the Notes and Warrants in order to take advantage of an opportunity to effect a major transaction designed to accelerate the Company’s transformation into an independent oil and gas producer was and remains in the best interest of the Company and the shareholders.  Moreover, failure by the shareholders to approve this proposal could have a serious detrimental effect on the Company’s operations and cash resources.

                Approval of this Proposal No. 2 will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting.  Abstentions will have the same effect as a vote against the proposal.  Non-Votes are not considered present at the meeting for this proposal and will have no effect on the approval.

                ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FOLLOWING:

•                  ratification of all of the terms of the Main Documents, as well as all other documents executed in connection with the private placement;

•                  the potential issuance of all of the shares of Common Stock issuable upon exercise of the Class C, Class D and Class E Warrants;

•                  the potential issuance of all of the shares of Common Stock issuable upon conversion of the Notes;

•                  the issuance of additional shares of Common Stock pursuant to the typical antidilution provisions of the Notes and the Class C and Class D and Class E Warrants described in the paragraph denoted as 5 on page 16 above; and

•                  the various Ratchet Provisions, namely Section 12(b) of the Subscription Agreement, Section 2.1(c) of the Notes, and Section 3.4 of the Class C and Class D Warrants.

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PROPOSAL NO. 3

ISSUANCE OF 75,000 SHARES OF COMMON STOCK AND WARRANTS TO PURCHASE
75,000 SHARES OF COMMON STOCK TO PLURIS PARTNERS, INC.

Under Rule 4350 (i)(1)(A) of the NASDAQ Marketplace Rules, the establishment of an equity compensation arrangement pursuant to which stock may be acquired by consultants requires shareholder approval.

On December 7, 2005, we entered into a consulting agreement with Pluris Partners, Inc., (“Pluris”) which was amended on March 14, 2006 (the “Pluris Agreement”), providing for the issuance of 75,000 shares of Common Stock.  Pursuant to the Pluris Agreement, Pluris has provided consulting services that include advice for recapitalization of the Company, negotiating and securing private debt and equity, identifying and recommending investments and merger and acquisitions in the energy sector.  Pluris was instrumental in the execution of the definitive plan which enabled the Company to regain compliance with the NASDAQ listing standards by increasing its shareholder’s equity sufficiently above the minimum requirement of $2,500,000.  Pluris assisted the Company in the exchange of 318,000 shares of Common Stock for the then outstanding shares of Series A Redeemable Preferred Stock, which resulted in the elimination of approximately $360,000 in debt and a corresponding increase in shareholder’s equity.  Pluris also assisted the Company with placement of a new Series A Convertible Preferred Stock in February 2006 that provided the Company with gross aggregate proceeds of approximately $760,000 and a corresponding increase in shareholder’s equity.  Pluris also assisted the Company in the acquisition of equipment and a 50% working interest in an Oklahoma oil and natural gas well and a disposal well from Black Shale Energy, LLC, for cash and stock further increasing our shareholder’s equity by $200,000.

In accordance with the terms of the Pluris Agreement, we issued to Pluris 75,000 shares of Common Stock (the “Pluris Shares”) on February 2, 2006, and paid $15,000 to Pluris in exchange for services rendered during the six-month term of the Pluris Agreement.  The Pluris Shares, although registered for resale in our Registration Statement that was declared effective by the Securities and Exchange Commission on April 12, 2006, cannot be resold unless or until shareholder approval is obtained.  The Pluris Shares do not currently carry voting rights and are not eligible to participate in economic benefits such as stock splits or dividends.  If shareholder approval is not obtained, the Pluris Shares will be returned to the Company.

In addition, Pluris received Class A and Class B Warrants as a finders fee pursuant to the issuance of our Series A Convertible Preferred Stock.  The Class A Warrants entitle Pluris to purchase 10,551 shares of our Common Stock at $1.34, or 101% of the closing bid price on February 10, 2006.  The Class B Warrants entitle Pluris to purchase 10,551 shares of our Common Stock at $1.49, or 112% of the closing bid price on February 10, 2006.  The warrants can be exercised after August 10, 2006, until their expiration on February 9, 2009.

On June 12, 2006, we extended the Pluris Agreement for an additional six months, and agreed to issue warrants to purchase 75,000 shares of the Common Stock with an exercise price equal to fair market value on the earlier of the date that shareholder approval for such grant is obtained or upon the effectiveness of the next registration statement.  The warrants will be exercisable from the date of issuance until their expiration which will be three years thereafter.

Pluris is an Orlando-based merchant banking firm specializing in mergers and acquisitions, private equity placement and financial advisory services.  Pluris provides consultancy services as the General Partner for the private investment limited partnership, Pluris Opportunity Fund, LP.  The partnership seeks to acquire publicly traded companies that are viable merger candidates for a qualified private company client list, targeting emerging private companies in high growth business sectors.

                Approval of this Proposal No. 3 will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting.  Abstentions will have the same effect as a vote against the proposal.  Non-Votes are not considered present at the meeting for this proposal and will have no effect on the approval.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

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PROPOSAL NO. 4

APPROVAL OF APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P. C.
AS THE COMPANY’S INDEPENDENT ACCOUNTANTS
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006

The Board of Directors, upon recommendation of its Audit Committee, has approved and recommends the appointment of Pannell Kerr Forster of Texas, P.C. (“PKF”), as independent public accountants to conduct an audit of the Company’s financial statements for the fiscal year ending September 30, 2006.  This firm has acted as independent public accountants for the Company since August 2004.

Representatives from PKF are expected to be available telephonically at the Annual Meeting and will have the opportunity to make a statement at the Annual Meeting, if they so desire.  PKF representatives will also be available to respond to appropriate questions from shareholders.

No report of PKF on the Company’s financial statement for either of the Company’s last two fiscal years contained any adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to audit scope or accounting principles, but such reports did express substantial doubt about the Company's ability to continue as a going concern. This qualification was based on the significant operating losses reported and a lack of external financing to fund working capital.

In connection with the audits of the Company’s financial statements for the last two fiscal years, there were no disagreements with PKF on any matters of accounting principles, financial statement disclosure or audit scope and procedures which, if not resolved to the satisfaction of PKF, would have caused the firm to make reference to the matter in its report.  During the Company’s last two fiscal years, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Approval of this Proposal No. 4 will require the affirmative vote of a majority of the shares of Common Stock represented and voting at the meeting.  Abstentions will have the same effect as a vote against the proposal.  Non-Votes are not considered present at the meeting for this proposal and will have no effect on the approval.  In the event approval is not obtained, the Board of Directors will reexamine its selection of the Company’s independent auditors for the fiscal year ending September 30, 2006.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL.

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Principal Accountant Fees and Services

Audit Fees

As of June 1, 2006, audit fees billed by Pannell Kerr Forster of Texas, P.C. for the audit of our annual financial statements for the fiscal year ended September 30, 2005 and 2004, and for the review of the financial statements included in our quarterly reports on Forms 10-Q and 10-QSB filed with the Securities and Exchange Commission for these years were $153,079 and $95,591, respectively.

The aggregate fees billed for professional services rendered by KPMG LLP for the review of the financial statements included in our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2004, was $30,000.

Audit-Related Fees

The aggregate fees billed for professional services rendered by Pannell Kerr Forster of Texas, P.C., for assurance and related services in each of the fiscal years ended September 30, 2005 and September 30, 2004 were $15,551 and $0, respectively.  The aggregate fees billed for professional services rendered by KPMG LLP for assurance and related services in each of the fiscal years ended September 30, 2005 and September 30, 2004 were $0 and $182,222, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by PKF for tax compliance, tax advice, and tax planning in each of the fiscal years ended September 30, 2005 and September 30, 2004, were $22,230 and $17,000, respectively.  Tax fees in fiscal 2005 were incurred for preparation of our federal and state income tax returns as well as for a review of Internal Revenue Code Section 382 rules related to a proposed transaction and Puerto Rican tax compliance services.

All Other Fees

There were no other fees billed in either of the fiscal years ended September 30, 2005 or September 30, 2004 for services rendered by PKF or by KPMG LLP not reportable as Audit Fees, Audit-Related Fees or Tax Fees.

Audit Committee Pre-Approval Policies

The Audit Committee has established a policy intended to clearly define the scope of services performed by the Company’s independent auditors for non-audit services.  This policy relates to audit services, audit-related services, tax and all other services which may be provided by the Company’s independent auditor and is intended to assure that such services do not impair the auditor’s independence.  The policy requires the pre-approval by the Audit Committee of all services to be provided by the Company’s independent auditor.  Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee or its designee.  In addition, the Audit Committee may delegate pre-approval authority to one or more of its members.  The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved.  The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent auditor.  Any proposed services exceeding these levels will require pre-approval by the Audit Committee.

All of the services provided by the Company’s principal accounting firm described above under the captions Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee and the Audit Committee has determined that the auditor independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.

OTHER MATTERS

The Board knows of no other matters than those described above which are likely to come before the Annual Meeting.  If any other matters properly come before the Annual Meeting, persons named in the accompanying form of proxy intend to vote such proxy in accordance with their best judgment on such matters.

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SHAREHOLDER PROPOSALS

Any proposals of holders of Common Stock of the Company intended to be presented at the Annual Meeting of Shareholders to be held in 2007 must be received by the Company, addressed to the Secretary of the Company, 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, no later than December 30, 2006, to be included in the proxy statement relating to that meeting.  Any such proposal must comply with Securities and Exchange Commission rules and regulations regarding inclusion of shareholder proposals in Company-sponsored proxy materials.

Any holder of Common Stock of the Company desiring to present a proposal or to nominate a person for election to the Board of the Company, or desiring to bring business before the 2007 Annual Meeting of Shareholders in a form other than a shareholder proposal in accordance with the preceding paragraph must provide notice of such proposal to the Company not later than December 30, 2006.  Otherwise, the proxies will have discretionary authority to vote on the matter.

EXPENSES OF SOLICITATION

The cost of solicitation of proxies will be paid by the Company.  In addition to solicitation by mail, solicitation of proxies may be made by telephone, the Internet, personal interview, special letter, or telecopy by regular employees of the Company.  Brokerage firms will be requested to forward proxy materials to beneficial owners of shares registered in their names and will be reimbursed for their reasonable expenses.

By Order of the Board of Directors

Lori A. Jones, Secretary

July 10, 2006

THE COMPANY WILL FURNISH WITHOUT CHARGE ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2005, TO INTERESTED SECURITY HOLDERS ON REQUEST.  THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBITS DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY’S FURNISHING SUCH EXHIBITS.  REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY’S ADDRESS PREVIOUSLY SET FORTH.

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EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of May 31, 2006, by and among Analytical Surveys, Inc., a Colorado corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to $2,000,000 (the “Aggregate Principal Amount”) of principal amount of promissory notes of the Company (“Note” or “Notes”), a form of which is annexed hereto as Exhibit A, convertible into shares of the Company’s no par value common stock (the “Common Stock”), at a per share conversion price set forth in the Note (“Conversion Price”); and share purchase warrants (the “Warrants”), in the form annexed hereto as Exhibits B1, B2, and B3, to purchase shares of Common Stock (the “Warrant Shares”).  The Notes, shares of Common Stock issuable upon conversion of the Notes (the “Shares”), the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”; and

WHEREAS, the aggregate proceeds of the sale of the Notes, and the Warrants contemplated hereby shall be held in escrow pending the closing of the transactions contemplated by this Agreement pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

1.           Closing.  Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount designated on the signature page hereto.  The principal amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Aggregate Principal Amount.  The “Closing Date” shall be the date that subscriber funds representing the net amount due the Company from the Closing Purchase Price of the Offering [as defined in Section 8(b)] is transmitted by wire transfer or otherwise to or for the benefit of the Company.   The consummation of the transactions contemplated herein for all Closings shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement.

2.          Warrants.

(a)           Class C Warrants.   On the Closing Date, the Company will issue and deliver Class C Warrants to the Subscribers.  One-half Class C Warrant will be issued for each one Share which would be issued on the Closing Date assuming the complete conversion of the Notes issued on the Closing Date at the Conversion Price in effect on the Closing Date.  The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class C Warrant shall be 102% of the closing bid price of the Common Stock as reported by Bloomberg L.P. for the trading day preceding the Closing Date.  The Class C Warrants shall be exercisable only if the Approval (as defined in Section 13 below) is obtained, commencing six months after the Closing Date and until five years after the Closing Date.

                                (b)           Class D Warrants.   On the Closing Date, the Company will issue and deliver Class D Warrants to the Subscribers.  One Class D Warrant will be issued for each one Share which would be issued on the Closing Date assuming the complete conversion of the Notes issued on the Closing Date at the Conversion Price in effect on the Closing Date.  The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class D Warrant shall be 115% of the closing bid price of the Common Stock as reported by Bloomberg L.P. for the trading day preceding the Closing Date.  The Class D Warrants shall be exercisable only if the Approval is obtained, commencing six months after the Closing Date and until five years after the Closing Date.

                                (c)           Class E Warrants.   On the Closing Date, the Company will issue and deliver Class E Warrants to the Subscribers.  One Class E Warrant will be issued for each one Share which would be issued on the Closing Date assuming the complete conversion of the Notes issued on the Closing Date at the Conversion Price in effect on the Closing Date.  The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class E Warrant shall be 100% of the closing bid price of the Common Stock as reported by Bloomberg L.P. for the trading day preceding the Closing Date.  The Class E Warrants shall be exercisable commencing six months after the Closing Date and until five years after the Closing Date.  Unless the Approval is obtained, the maximum amount of Warrant

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Shares issuable upon exercise of Class E Warrants and Shares may not exceed 752,072 shares of Common Stock.  The Subscribers shall be allotted a portion of these shares in proportion to Note principal acquired by them in the Offering as set forth on the signature page (“Allotted Shares”).

                3.             Security Interest.   The Subscribers will be granted a security interest in certain assets of the Company and Subsidiaries (as defined in Section 5(a) of this Agreement), including ownership of the Subsidiaries, to be memorialized in a “Security Agreement”, a form of which is annexed hereto as Exhibit D.  Each Subsidiary will execute and deliver to the Subscribers a form of “Guaranty” annexed hereto as Exhibit E. The Company will execute such other agreements, documents and financing statements reasonably requested by Subscribers, which will be filed at the Company’s expense with such jurisdictions, states and counties designated by the Subscribers.  The Company will also execute all such documents reasonably necessary in the opinion of Subscribers to memorialize and further protect the security interest described herein.  The Subscribers will appoint a Collateral Agent to represent them collectively in connection with the security interest to be granted to the Subscribers.  The appointment will be pursuant to a “Collateral Agent Agreement”, a form of which is annexed hereto as Exhibit F.

                4.             Subscriber’s Representations and Warranties.  Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                                (a)           Organization and Standing of the Subscribers.  If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

                                (b)           Authorization and Power.  Each Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

                                (c)           No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Information on Company.   The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-KSB for the year ended September 30, 2005 and all periodic reports filed with the Commission thereafter, but not later than five business days before the Closing Date (hereinafter referred to as the “Reports”).  In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(e)           Information on Subscriber.  The Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase of the Securities, which represents a speculative investment.  The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities.  The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding the Subscriber is accurate.

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(f)            Purchase of Notes and Warrants.  On the Closing Date, the Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Subscriber does not agree to hold the Securities for any minimum amount of time.

(g)           Compliance with Securities Act.  The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  All sales of the Securities must and will be made in compliance with all applicable securities laws and regulations.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate when employed in connection with the Company includes each Subsidiary [as defined in Section 5(a)] of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(h)           Shares Legend.  The Shares and the Warrant Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ANALYTICAL SURVEYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(i)            Warrants Legend.  The Warrants shall bear the following or similar legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ANALYTICAL SURVEYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(j)            Note Legend.  The Note shall bear the following legend:

“THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ANALYTICAL SURVEYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(k)           Communication of Offer.  The offer to sell the Securities was directly communicated to the Subscriber by the Company.  At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(l)            Authority; Enforceability.  This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

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(m)          No Governmental Review.  Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(n)           Correctness of Representations.  Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(o)           Survival.  The foregoing representations and warranties shall survive the Closing Date until three years after the Closing Date.

5.             Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that except as set forth in the Reports or the Other Written Information and as otherwise qualified in the Transaction Documents:

(a)           Due Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken individually, or in the aggregate, as a whole.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  All the Company’s Subsidiaries as of the Closing Date are set forth on Schedule 5(a) hereto.

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(c)           Authority; Enforceability.  This Agreement, the Notes, the Warrants, the Escrow Agreement, Security Agreement, Collateral Agent Agreement, Guaranty and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and Subsidiaries (as the case may be) and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company and Subsidiaries have full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform their obligations thereunder.

(d)           Additional Issuances.   There are no outstanding agreements or preemptive or similar rights affecting the Company’s common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the Subsidiaries of the Company except as described on Schedule 5(d).  The Common stock of the Company on a fully diluted basis outstanding as of the last trading day preceding the Closing Date is set forth on Schedule 5(d).

(e)           Consents.  Except as described in this Agreement, no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market (as defined in Section 9(b) of this Agreement), nor the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

(f)            No Violation or Conflict.  Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

(i)            violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any  material respect) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction

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over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or

(iii)          result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any current, former or future creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                (iv)          result in the activation of any piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

(g)           The Securities.  The Securities upon issuance:

(i)   are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)  have been, or will be, duly and validly authorized and on the date of conversion of the Notes and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable and, if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement, will be free trading and unrestricted;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)          will not subject the holders thereof to personal liability by reason of being such holders provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

(v)           will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the 1933 Act.

(h)           Litigation.  Other than as described in the Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)            Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act.  Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twenty-four months.  The Company is eligible to register the Shares for resale by the Subscribers on a Form S-3 registration statement.

(j)            No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold, provided, however, that this provision shall not prevent the Company from engaging in investor relations/public relations activities consistent with past practices.

(k)           Information Concerning Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the information required to be disclosed therein.   Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state

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a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.  The Company has not provided to the Subscribers any material non-public information.

(l)            Stop Transfer.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(m)          Defaults.   The Company is not in violation of its articles of incorporation or bylaws.  The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not subject to nor in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(n)           Not an Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq Capital Market (“NCM”) which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities, which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(o)           No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(p)           Listing.  The Company’s common stock is listed on the NCM under the symbol ANLT. The Company has not received any oral or written notice that the Common Stock is not eligible nor will become ineligible for listing on the NCM nor that the Common Stock does not meet all requirements for the continuation of such listing.  The Company satisfies all the requirements for the continued quotation of the Common Stock on the NCM.

(q)           No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company’s businesses since the Latest Financial Date, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed on Schedule 5(q).

(r)            No Undisclosed Events or Circumstances.  Since the Latest Financial Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(s)           Capitalization.  The authorized and outstanding capital stock of the Company and Subsidiaries as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d).  Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries.  All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

(t)            Dilution.   The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company.  The Company specifically acknowledges that its obligation to issue the Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

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(u)           No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

(v)           DTC Status/Transfer Agent.  The Company’s transfer agent is eligible to participate in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Programs.  The name, address, telephone number, fax number, contact person and email address of the Company transfer agent are set forth on Schedule 5(v) hereto.

(w)          Investment Company.   Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(x)            Subsidiary Representations.   The Company makes each of the representations contained in Sections 5(a), (b), (d), (e), (f), (h), (k), (m), (q), (r), (s), (u) and (w) of this Agreement, as same relate to each Subsidiary of the Company, with the same qualifications to each such representation.

(y)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(z)            Survival.  The foregoing representations and warranties shall survive until three years after the Closing Date.

6.             Regulation D Offering.  The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.  On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers.  A form of the legal opinion is annexed hereto as Exhibit G.  The Company will provide, at the Company’s expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants pursuant to an effective registration statement or an exemption from registration.

                7.1.          Conversion of Note.

(a)           Upon the conversion of a Note or part thereof at a time when the Note may be converted, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel acceptable to the Company’s transfer agent, so that the Company’s transfer agent shall issue stock certificates in the name of Subscriber (or its nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion.  The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company’s Common Stock and that, unless waived by the Subscriber and provided that Subscriber has complied with all preconditions set forth in this Agreement and the Note, the Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Shares, provided the Subscriber represents that the Shares are or will be sold pursuant to an effective registration statement covering the Shares or exemption from registration, or are otherwise exempt from registration.

(b)           Subscriber will give notice of its decision to exercise its right to convert the Note and/or interest due to the Subscriber under the Note or part thereof, by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 14(a) of this Agreement.  The Subscriber will not be required to surrender the Note until the Note has been fully converted or satisfied.  Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date.  The Company will itself or cause the Company’s transfer agent to transmit the Company’s Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within four (4) business days after receipt by the Company of the Notice of Conversion (such fourth day being the “Delivery Date”).  In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber and the Subscriber has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements.   A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber delivers the original Note to the Company. In the event that a Subscriber elects not to surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.  “Business day” and “trading day” as employed in the Transaction Documents is a day that the New York Stock Exchange is open for trading for three or more hours.

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                                (c)           The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 7.1 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, respectively after the Delivery Date or the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber.  As compensation to the Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Subscriber for late issuance of Shares in the form required pursuant to Section 7.1 hereof upon Conversion of the Note in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount being converted of the corresponding Shares which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Subscriber may revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

(d)           Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest or dividends or damages required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

7.2.          Mandatory Redemption at Subscriber’s Election.  In the event (i) the Company is prohibited from issuing Shares, (ii) the Company fails to timely deliver Shares on a Delivery Date, (iii) upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement), any of the foregoing that continues for more than thirty (30) business days, (iv) a Change in Control (as defined below), or (v) of the liquidation, dissolution or winding up of the Company, then at the Subscriber’s election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber (“Calculation Period”), a sum of money determined by multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 120%, together with accrued but unpaid interest thereon (“Mandatory Redemption Payment”). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner (“Mandatory Redemption Payment Date”). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding.  Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the ten day period prior to the actual receipt of the Mandatory Redemption Payment by the Subscriber shall be credited against the Mandatory Redemption Payment.  For purposes of this Section 7.2, “Change in Control” shall mean (i) the Company no longer having a class of shares publicly traded or listed on a Principal Market, (ii) the Company becoming a Subsidiary of another entity (other than a corporation formed by the Company for purposes of reincorporation in another U.S. jurisdiction), and (iii) the sale, lease or transfer of substantially all the assets of the Company or Subsidiaries.

7.3.          Maximum Conversion.  The Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of common stock beneficially owned by the Subscriber and its Affiliates on a Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Subscriber and its Affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such Conversion Date.  Beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%.  The Subscriber may waive the conversion limitation described in this Section 7.3, in whole or in part, upon and effective after 61 days prior written notice to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Subscriber may decide whether to convert a Note or exercise Warrants to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.  The Company shall not be liable to the Subscriber for complying with the provisions of this section.

7.4.          Injunction Posting of Bond.  In the event a Subscriber shall elect to convert a Note or part thereof or exercise the Warrant in whole or in part, the Company may not refuse conversion or exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Note or exercise of all or part of such Warrant shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the outstanding principal and interest of the Note, or aggregate purchase price of the Shares and Warrant Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

7.5.          Buy-In.  In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if after six (6) business days after the Delivery Date the Subscriber or a

8

broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the particular shares of Common Stock which the Subscriber was entitled to receive upon such conversion (a “Buy-In”), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

7.6           Adjustments.   The Conversion Price, Warrant exercise price and amount of Shares issuable upon conversion of the Notes and exercise of the Warrants shall be adjusted as described in this Agreement, the Notes and Warrants.

7.7.          Redemption.    The Securities shall not be redeemable or mandatorily convertible except as described in the Note and Warrants.

                8.             Broker/Legal Fees.

                                (a)           Broker’s Commission.   The Company on the one hand, and each Subscriber (for himself only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees other than the entities identified on Schedule 8, (each a “Broker”) on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions.  Anything in this Agreement to the contrary notwithstanding, each Subscriber is providing indemnification only for such Subscriber’s own actions and not for any action of any other Subscriber.  The Company agrees that it will pay the Broker the fee set forth on Schedule 8 (“Broker’s Fees”).  The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Broker.

(b)           Legal Fees.   The Company shall pay to Grushko & Mittman, P.C., a cash fee of $32,500 (“Legal Fees”) (of which $10,000 has been paid) as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes and Warrants (the “Offering”).  The Legal Fees and reimbursement for estimated UCC search fees, if any, (less any amounts paid prior to Closing) to be paid by the Company will be payable on the Closing Date out of funds held pursuant to the Escrow Agreement.

9.             Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)           Stop Orders.  The Company will advise the Subscribers, within two hours after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)           Listing.  If applicable, the Company shall promptly secure the listing of the shares of Common Stock and the Warrant Shares upon each national securities exchange, or electronic or automated quotation system upon which they are or become eligible for listing and shall maintain such listing so long as any Notes or Warrants are outstanding.  The Company will maintain the listing or quotation of its Common Stock on the American Stock Exchange, NCM, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”)), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market.  As of the date of this Agreement, the NCM is the Principal Market.

(c)           Market Regulations.  If applicable, the Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

(d)           Filing Requirements.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934

9

Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if Company is not subject to such reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement.  The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date.  Until the earlier of the resale of the Shares and the Warrant Shares by each Subscriber or two (2) years after the Closing Date, the Company will use its best efforts to continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market.  The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

(e)           Use of Proceeds.  The proceeds of the Offering will be employed by the Company for the purposes set forth on Schedule 9(e) hereto.  Except as set forth on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, litigation related expenses or settlements, brokerage fees, nor non-trade obligations outstanding on a Closing Date.  For so long as any Notes are outstanding, the Company will not prepay any financing related debt obligations, nor redeem any equity instruments of the Company.

(f)            Reservation.   Prior to the Closing Date, the Company undertakes to reserve, pro rata, on behalf of the Subscribers from its authorized but unissued common stock, a number of common shares equal to 150% of the amount of Common Stock necessary to allow each Subscriber to be able to convert all Notes issuable pursuant to this Agreement and interest thereon and reserve 100% of the amount of Warrant Shares issuable upon exercise of the Warrants.  Failure to have sufficient shares reserved pursuant to this Section 9(f) shall be a material default of the Company’s obligations under this Agreement and an Event of Default under the Note.

(g)           Taxes.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the later of the payment of the Note or until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(h)           Insurance.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the later of the payment of the Note or until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured less reasonable deductible amounts; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(i)            Books and Records.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the later of the payment of the Note or until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(j)            Governmental Authorities.   From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the later of the payment of the Note or until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(k)           Intellectual Property.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the later of the payment of the Note or until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

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(l)            Properties.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the later of the payment of the Note or until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement (as defined in Section 11.1(ii) hereof) or pursuant to Rule 144, without regard to volume limitations, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(m)          Confidentiality/Public Announcement.  From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until the later of the payment of the Note or until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company agrees that except in connection with a Form 8-K or the Registration Statement or as otherwise required in any other Commission filing, it will not disclose publicly or privately the identity of the Subscribers unless expressly agreed to in writing by a Subscriber, only to the extent required by law and then only upon five days prior notice to Subscriber.  In any event and subject to the foregoing, the Company shall file a Form 8-K or make a public announcement describing the Offering not later than the first business day after the Closing Date.  In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing.  A form of the proposed Form 8-K or public announcement to be employed in connection with the Closing is annexed hereto as Exhibit H.

(n)           Further Registration Statements.   Except for a registration statement filed on behalf of the Subscribers pursuant to Section 11 of this Agreement, and a Form S-8 to be filed in connection with not more than 150,000 shares of Common Stock on behalf of officers, directors and employees of the Company, the Company will not file any registration statements, including but not limited to Forms S-8, with the Commission or with state regulatory authorities without the consent of the Subscriber until the expiration of the “Exclusion Period”, which shall be defined as the sooner of (i) the Registration Statement shall have been current and available for use in connection with the resale of the Registrable Securities (as defined in Section 11.1(i) for a period of 180 days, or (ii) the Notes have been fully paid or all the Shares issuable upon conversion of the Notes have been resold or transferred by the Subscribers pursuant to the Registration Statement or Rule 144(k) under the 1933 Act, without regard to volume limitations. The Exclusion Period will be tolled during the pendency of an Event of Default (as defined in the Note).

(o)           Blackout.    The Company undertakes and covenants that until the end of the Exclusion Period, the Company will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current.

(p)           Non-Public Information.  The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to receive such information.  The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.  In any event, the Company will offer to the Subscriber an opportunity to review and comment on the Registration Statement thereto between three and five business days prior to the proposed filing date thereof.

(q)           Offering Restrictions.   Until the expiration of the Exclusion Period, except for the Excepted Issuances, the Company will not enter into an agreement to nor issue any equity, convertible debt or other securities convertible into Common Stock or equity of the Company nor modify any of the foregoing which may be outstanding at anytime, without the prior written consent of the Subscribers, which consent may be withheld for any reason.  Provided the Approval has been obtained, the foregoing restriction will not apply after the expiration of the Exclusion Period.   For so long as Notes or Warrants remain outstanding, the Company will not enter into any equity line of credit or similar agreement, nor issue nor agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.  The restriction described in the previous sentence shall not apply after the Registration Statement has been effective for 365 calendar days provided the Approval has been obtained.

(r)            Negative Covenants.   So long as the Notes are outstanding, without the consent of the Subscribers, the Company will not and will not permit any of its Subsidiaries to directly or indirectly:

(i)            create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for (i) the Excepted Issuances (as defined in Section 12(a) hereof), (ii) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, warehousemen’s, mechanics’, material men’s,

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repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property, or (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property (each of (a) through (f), a “Permitted Lien”) and (iii) indebtedness for borrowed money which is not senior or pari passu in right of payment to the payment of the Notes;

(ii)           amend its certificate of incorporation, bylaws or its charter documents so as to adversely affect any rights of the Subscriber;

(iii)          except for dividends on Series A Convertible Stock outstanding on the Closing Date, repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents; or

(iv)          engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

10.           Covenants of the Company and Subscriber Regarding Indemnification.

(a)           The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b)           Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by such Subscriber of any  covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

(c)           In no event shall the liability of any Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by such Subscriber upon the sale of Registrable Securities (as defined herein).

(d)           The procedures set forth in Section 11.6 shall apply to the indemnification set forth in Sections 10(a) and 10(b) above.

11.1.        Registration Rights.  The Company hereby grants the following registration rights to holders of the Securities.

(i)            On one occasion, for a period commencing one hundred and thirty-one (131) days after the Closing Date, but not later than two (2) years after the Closing Date, upon a written request therefor from any record holder or holders of more than 50% of the Shares issued and issuable upon conversion of the outstanding Notes and outstanding Warrant Shares, the Company shall prepare and file with the Commission a registration statement under the 1933 Act registering the Registrable Securities, as defined in Section 11.1(iv) hereof, which are the subject of such request for unrestricted public resale by the holder thereof.  For purposes of Sections 11.1(i) and 11.1(ii), Registrable Securities shall not include Securities which are (A) registered for resale in an effective registration statement, (B) included for registration in a pending registration statement, or  (C) which have been issued without further transfer restrictions after a sale or transfer

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pursuant to Rule 144 under the 1933 Act.  Upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice.  Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 11.1(i).

(ii)           If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the “Seller” or “Sellers”). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, or Section 11.4 hereof, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Seller.

(iii)          If, at the time any written request for registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company’s own account and the Company actually does file such other registration statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

(iv)          The Company shall file with the Commission a Form S-3 registration statement (the “Registration Statement”) (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the 1933 Act within forty-five (45) calendar days after the Closing Date (the “Filing Date”), and cause to be declared effective not later than one hundred and thirty (130) calendar days after the Closing Date (the “Effective Date”).  The Company will register not less than a number of shares of common stock in the aforedescribed registration statement that is equal to 150% of the Shares issuable upon conversion of all of the Notes issuable to the Subscribers, and 100% of the Warrant Shares issuable pursuant to this Agreement upon exercise of the Warrants (collectively the “Registrable Securities”). The Registrable Securities shall be reserved and set aside exclusively for the benefit of each Subscriber and Warrant holder, pro rata, and not issued, employed or reserved for anyone other than each such Subscriber and Warrant holder.  The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities.  Except with the written consent of the Subscribers, no securities of the Company other than the Registrable Securities will be included in the Registration Statement.  It shall be deemed a Non-Registration Event if at any time after the date the Registration Statement is declared effective by the Commission (“Actual Effective Date”) the Company has registered for unrestricted resale on behalf of the Subscribers  fewer than 125% of the amount of Common Shares issuable upon full conversion of all sums due under the Notes and 100% of the Warrant Shares issuable upon exercise of the Warrants.

11.2.        Registration Procedures. If and whenever the Company is required by the provisions of Section 11.1(i), 11.1(ii) or 11.1(iv) to effect the registration of any Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

(a)           subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 11, with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Subscribers (by telecopier and by e-mail addresses provided by Subscribers) and Grushko & Mittman, P.C. (by telecopier and by email to Counslers@aol.com) on or before the first business day thereafter that the Company receives notice that (i) the Commission has no comments or no further comments on the Registration Statement, and (ii) the registration statement has been declared effective (failure to timely provide notice as required by this Section 11.2(a) shall be a material breach of the Company’s obligation and an Event of Default as defined in the Notes and a Non-Registration Event as defined in Section 11.4 of this Agreement);

(b)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the

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Registrable Securities covered by such registration statement in accordance with the Sellers’ intended method of disposition set forth in such registration statement for such period;

(c)           furnish to the Sellers, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

(d)           use its commercially reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of New York and such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)           if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f)            notify the Subscribers within two hours of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Securities;

(g)           provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers,  and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement; and

(h)           provide to the Sellers copies of the Registration Statement and amendments thereto five business days prior to the filing thereof with the Commission.

11.3.        Provision of Documents.  In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

11.4.        Non-Registration Events.  The Company and the Subscribers agree that the Sellers will suffer damages if the Registration Statement is not filed by the Filing Date and not declared effective by the Commission by the Effective Date, and any registration statement required under Section 11.1(i) or 11.1(ii) is not filed within 60 days after written request and declared effective by the Commission within 120 days after such request, and maintained in the manner and within the time periods contemplated by Section 11 hereof, and it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (A) the Registration Statement is not filed on or before the Filing Date, (B) is not declared effective on or before the Effective Date, (C) due to the action or inaction of the Company the Registration Statement is not declared effective within three (3) business days after receipt by the Company or its attorneys of a written or oral communication from the Commission that the Registration Statement will not be reviewed or that the Commission has no further comments, (D) if the registration statement described in Sections 11.1(i) or 11.1(ii) is not filed within 60 days after such written request, or is not declared effective within 120 days after such written request, or (E) any registration statement described in Sections 11.1(i), 11.1(ii) or 11.1(iv) is filed and declared effective but shall thereafter cease to be effective without being succeeded within fifteen (15) business days by an effective replacement or amended registration statement or for a period of time which shall exceed thirty (30) days in the aggregate per year (defined as every rolling period of 365 consecutive days commencing on the Actual Effective Date (each such event referred to in clauses A through E of this Section 11.4 is referred to herein as a “Non-Registration Event”), then the Company shall deliver to the holder of Registrable Securities, as Liquidated Damages, an amount equal to two percent (2%) for each thirty (30) days (or such lesser pro-rata amount for any period of less than thirty (30) days) of the Purchase Price of the outstanding Notes and purchase price of Shares issued upon conversion of the Notes owned of record by such holder which are subject to such Non-Registration Event.  The Company must pay the Liquidated Damages in cash.  The Liquidated Damages must be paid within ten (10) days after the end of each thirty (30) day period or shorter part thereof for which Liquidated Damages are payable.  In the event a Registration Statement is filed by the Filing Date but is withdrawn prior to being declared effective by the Commission, then such Registration Statement will be deemed to have not been filed and Liquidated Damages will be calculated accordingly.  All oral or written comments received from the Commission relating to the Registration Statement must be satisfactorily responded to within fifteen (15) business days after receipt of comments from the Commission.  Failure to timely respond to Commission comments is a Non-Registration Event for which Liquidated Damages shall accrue and be payable by the Company to the holders of Registrable Securities at the same rate set forth above.  Notwithstanding the foregoing, the Company shall not be liable to the Subscriber under this Section 11.4 for any events or delays occurring as a consequence of the acts or omissions of the

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Subscribers contrary to the obligations undertaken by Subscribers in this Agreement.  Liquidated Damages will not accrue nor be payable pursuant to this Section 11.4 nor will a Non-Registration Event be deemed to have occurred for times during which Registrable Securities are transferable by the holder of Registrable Securities pursuant to Rule 144(k) under the 1933 Act.

11.5.        Expenses.  All expenses incurred by the Company in complying with Section 11, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”  The Company will pay all Registration Expenses in connection with the registration statement under Section 11.  Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

11.6.        Indemnification and Contribution.

(a)           In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 11.6(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b)           In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

(c)           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.6(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.6(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the

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indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.6(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)           In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.6 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.6; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

11.7.        Delivery of Unlegended Shares.

(a)           Within four (4) business days (such fourth business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares or Warrant Shares or any other Common Stock held by a Subscriber have been sold pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(h) above, reissuable pursuant to any effective and current Registration Statement described in Section 11 of this Agreement or pursuant to Rule 144 under the 1933 Act (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

(b)           In lieu of delivering physical certificates representing the Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime Broker with DTC through its Deposit Withdrawal Agent Commission system.  Such delivery must be made on or before the Unlegended Shares Delivery Date.

(c)           The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber.  As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default.  If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11.7 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to the greater of (i) 120%, or (ii) a fraction in which the numerator is the highest closing price during the aforedescribed thirty day period and the denominator of which is the lowest conversion price during such thirty day period, multiplied by the Purchase Price of such Common Stock and Warrant Shares (“Unlegended Redemption Amount”).  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

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(d)           In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within six (6) business days after the Unlegended Shares Delivery Date and the Subscriber or a broker on the Subscriber’s behalf, purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the particular shares of Common Stock which the Subscriber was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

(e)           In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11.7 and the Company is required to deliver such Unlegended Shares pursuant to Section 11.7, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained by the Company or at the Company’s request or with the Company’s assistance, and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

(f)            The liquidated and other damages described in this Section 11.7 are not intended to duplicate the liquidated and other damages set forth in Section 7 of this Agreement.

12.                                 Right of First Refusal/Favored Nations Provision/Maximum Exercise of Rights.

(a)           Right of First Refusal.   Until one year after the Closing Date, the Subscribers shall be given not less than seven (7) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock pursuant to stock option plans and employee stock purchase plans described on Schedule 5(d) hereto at prices equal to or higher than the closing price of the Common Stock on the issue date of any of the foregoing, (iv) as a result of the exercise of Warrants or conversion of Notes which are granted or issued pursuant to this Agreement or that have been issued prior to the Closing Date, the issuance of which has been disclosed in a Report filed not less than five (5) days prior to the Closing Date, and (v) the payment of any interest on the Notes and liquidated damages or other damages pursuant to the Transaction Documents or other securities instruments that have been issued prior to the Closing Date, the issuance of which has been disclosed in a Report filed not less than five days prior to the Closing Date (collectively the foregoing are “Excepted Issuances”).  The Subscribers who exercise their rights pursuant to this Section 12(a) shall have the right during the seven (7) business days following receipt of the notice to purchase such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Notes in the Offering.  In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the seven (7) business days following the notice of modification to exercise such right.

(b)           Favored Nations Provision.   Other than in connection with the Excepted Issuances, if at any time Notes or Warrants are outstanding, the Company shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in respect of the Shares, or if less than the Warrant exercise price in respect of the Warrant Shares, without the consent of each Subscriber holding Notes, Shares, Warrants, or Warrant Shares, then the Company shall issue, for each such occasion, additional shares of Common Stock to each Subscriber so that the average per share purchase price of the shares of Common Stock issued to the Subscriber (of only the Common Stock or Warrant Shares still owned by the Subscriber) is equal to such other lower price per share and the Conversion Price and Warrant exercise price shall automatically be adjusted to such other lower price and as provided in the Notes and the Warrants.  The average Purchase Price of the Shares and average exercise price in relation to the Warrant Shares shall be calculated separately for the Shares and Warrant Shares.  The foregoing calculation and issuance shall be made separately for Shares received upon conversion and separately for Warrant Shares.  The delivery to the Subscriber of the additional shares of Common Stock shall be not later than the closing date of the transaction giving rise to the requirement to issue

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additional shares of Common Stock.  The Subscriber is granted the registration rights described in Section 11 hereof in relation to such additional shares of Common Stock except that the Filing Date and Effective Date vis-à-vis such additional common shares shall be, respectively, the thirtieth (30th) and sixtieth (60th) date after the closing date giving rise to the requirement to issue the additional shares of Common Stock.  For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the issuance of the additional shares of Common Stock upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or Warrant exercise price in effect upon such issuance.  The rights of the Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Note, any Transaction Document, and any other agreement referred to or entered into in connection herewith.  The Subscriber is also given the right to elect to substitute any term or terms of any other offering in connection with which the Subscriber has rights as described in Section 12(a), for any term or terms of the Offering in connection with Securities owned by Subscriber as of the date the notice described in Section 12(a) is required to be given to Subscriber.  The Company will not issue any Common Stock or Common Stock equivalents if such issuance could or would cause the Company not to be in compliance with Nasdaq Marketplace Rules unless approval of the Company’s shareholders would otherwise be required.  The provisions of this Section 12(b) shall has been obtained or if the Company does not comply with its obligations under Sections 9(n), 9(q), 9(r) or 12(a) of this Agreement.

(c)           Maximum Exercise of Rights.   In the event the exercise of the rights described in Sections 12(a) and 12(b) would or could result in the issuance of an amount of common stock of the Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 7.3 of this Agreement, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the applicable maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement.  The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

                13.           Approval.   The Company will use its best efforts to obtain the approval of its shareholders so as to be able to fulfill the intent and purpose of the Transaction Documents without such fulfillment violating the Nasdaq Marketplace Rules.  The Company will seek the obtain the approval of its shareholders at a meeting to be conducted not later than 120 calendar days after the Closing Date (“Approval Date”) for each of the following, which collectively is the “Approval”: (i) ratification of all of the terms of the Transaction Documents, (ii) the approval of the issuance of all of the Warrant Shares issuable upon exercise of the Class C, Class D and Class E Warrants, (iii) the reduction of the Conversion Price of the Notes to 85% of the closing bid price of the Common Stock as reported by Bloomberg L.P. for the trading day preceding the Closing Date, (iv) the issuance of all of the Shares issuable upon conversion of the Notes, (v) the specific approval of the provisions of Section 12(b) of this Agreement, Section 2.1(c) of the Notes, and Section 3.4 of the Warrants and the issuance of Common Stock and reduction of the Conversion Price and Warrant exercise prices as described therein.  Not later than the first business day after the Approval has been obtained, the Company must provide to the Subscribers a certificate signed by the Company’s Chief Executive Officer and Chief Financial Officer that the Approval has been obtained.  The Company must notify the Subscribers not later than the first business day after the Company has determined that the Approval cannot reasonably be timely obtained or that the Company has abandoned its efforts to obtain the Approval.

14.           Miscellaneous.

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company, to: Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attn: Lori A. Jones, CEO, telecopier: (210) 599-3162, with a copy by telecopier only to: Daniel D. Dinur, Esq., Dinur & Associates, PC, 990 Hammond Drive, Suite 760, Atlanta, GA 30328, telecopier: (770) 395-3171, (ii) if to the Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Brokers, to: the addresses and telecopier numbers set forth on Schedule 8 hereto.

(b)           Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by

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both parties.  Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.   No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

(c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in New York County.  The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)           Specific Enforcement, Consent to Jurisdiction.  To the extent permitted by law, the Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 14(d) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)            Damages.   In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(g)           Independent Nature of Subscribers.     The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that each Subscriber has represented that the decision of each Subscriber to purchase Securities has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions.  The Company acknowledges that nothing contained in any Transaction Document, and no action taken by any Subscriber pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Subscriber in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Subscriber) shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that it has elected to provide all Subscribers with the same terms and Transaction Documents for the convenience of the Company and not because Company was required or requested to do so by the Subscribers.  The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Subscribers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated thereby.

(h)           Consent.   As used in the Agreement, “consent of the Subscribers” or similar language means the consent of holders of not less than 70% of the total of the Shares issued and issuable upon conversion of outstanding Notes owned by Subscribers on the date consent is requested.

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(i)            Equal Treatment.   No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the parties to the Transaction Documents.

[THIS SPACE INTENTIONALLY LEFT BLANK]

ANALYTICAL SURVEYS, INC.

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EXHIBIT B

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ANALYTICAL SURVEYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount $_______________	Issue Date: May 31, 2006

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, ANALYTICAL SURVEYS, INC., a Colorado corporation (hereinafter called “Borrower”), hereby promises to pay to _______________________, ______________________________________,  (the “Holder”) or its registered assigns or successors in interest or order, without demand, the sum of [_________________________________________________] Dollars ($___________) (“Principal Amount”), with unpaid interest thereon, on May 31, 2008 (the “Maturity Date”), if not sooner paid.

This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower, the Holder and certain other holders (the “Other Holders”) of secured convertible promissory notes (the “Other Notes”), dated of even date herewith (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement.  Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement.  The following terms shall apply to this Note:

ARTICLE I

INTEREST; SECURITY AGREEMENT

                    1.1.      Interest Rate.   Subject to Section 4.6 hereof, interest payable on this Note shall accrue from the Issue Date at a rate per annum (the “Interest Rate”) equal to fourteen percent (14%) per year on the outstanding principal balance, compounded annually.   Interest accrued on the Principal shall be payable on September 30, 2006 and on the last business day of each third month thereafter; and the Maturity Date, whether by acceleration or otherwise.

                    1.2.      Default Interest Rate.  Following the occurrence and during the continuance of an Event of Default, which, if susceptible to cure is not cured within ten (10) days, otherwise then from the first date of such occurrence, the annual interest rate on this Note shall (subject to Section 5.7) automatically be increased to fifteen percent (15%) and calculated on a 365 day year.

                    1.3.      Conversion Privileges.  The Conversion Privileges set forth in Article II shall remain in full force and effect from the date the Approval (as defined in the Subscription Agreement) is obtained, and until the Note is paid in full.  The Note and any outstanding sums due in connection herewith shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof, provided, that if an Event of Default has occurred, the Holder may extend the Maturity Date for up to a time period equal to the duration of the Event of Default.

ARTICLE II

CONVERSION RIGHTS

                    The Holder shall have the right to convert the principal and any interest due under this Note into Shares of the Borrower’s Common Stock, no par value per share (“Common Stock”) as set forth below.

2.1.          Conversion into the Borrower’s Common Stock.

(a)           The Holder shall have the right from and after the date the Approval is obtained and thereafter at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a “Conversion Date”) into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 2.1(b) hereof (the “Conversion Price”), determined as provided herein.  Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto, Borrower shall issue and deliver to the Holder within four (4) business days after the Conversion Date (such fourth day being the “Delivery Date”) that

1

number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing.  At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note, if any, through the Conversion Date directly to the Holder on or before the Delivery Date (as defined in the Subscription Agreement).  The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest, if any, to be converted, by the Conversion Price.

(b)           Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be the lower of (i) 100% of the closing bid price of the Common Stock as reported by Bloomberg L.P. for the Principal Market for the trading day preceding the Issue Date of this Note, or (ii) if the Approval is obtained, then 80% of the closing bid price of the Common Stock as reported by Bloomberg L.P. for the Principal Market for the trading day preceding the Issue Date of this Note.

(c)           The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.            Merger, Sale of Assets, etc.  If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance.  The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser.  Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.            Reclassification, etc.  If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

C.            Stock Splits, Combinations and Dividends.  If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

D.            Share Issuance.   Provided the Approval has been obtained, then for so long as this Note is outstanding, if the Borrower shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete conversion or payment of this Note, for a consideration less than the Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, the Conversion Price shall be reduced to such other lower issue price.  For purposes of this adjustment, the issuance of any security or debt instrument of the Borrower carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock (each a “Convertible Security”) shall result in an adjustment to the Conversion Price upon the issuance of the above-described security, debt instrument, warrant, right, or option.  The reduction of the Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

(d)           Whenever the Conversion Price is adjusted pursuant to Section 2.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

(e)           During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than an amount of Common Stock equal to 150% of the amount of share of Common Stock issuable upon the full conversion of this Note.  Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.  Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

                    2.2       Issuance of Replacement Note.  Upon any partial conversion of this Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid, provided Holder has surrendered an original Note to the Company. In the event that the Holder elects not to surrender a Note for reissuance upon partial payment or conversion, the Holder

2

hereby indemnifies the Borrower against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

                    2.3       Method of Conversion.  This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement.  Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

                    2.4       Approval Related Matters.

                                (a)           If the Approval is not timely obtained, the Holder shall have the right upon thirty days written notice to accelerate the Maturity Date of this Note to a date not sooner than thirty days after the giving of such notice.  The Borrower will have not have a payment grace period applicable to payment due upon such acceleration of the Maturity Date.

                                (b)           Until the Approval is obtained, the maximum aggregate amount of Common Stock issuable upon conversion of this Note shall not exceed the Allotted Shares (as defined in the Subscription Agreement), subject to adjustment as described herein.

                    2.5       Optional Redemption of Principal Amount.  Provided an Event of Default or an event which with the passage of time or the giving of notice could become an Event of Default has not occurred, whether or not such Event of Default has been cured and the Borrower has obtained the Approval (as defined in the Subscription Agreement), the Borrower will have the option of prepaying the outstanding Principal amount of this Note (“Optional Redemption”), in whole or in part, by paying to the Holder a sum of money equal to one hundred and fifteen percent (115%) of the Principal amount to be redeemed, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as defined below (the “Redemption Amount”).  Borrower’s election to exercise its right to prepay must be by notice in writing (“Notice of Redemption”).  The Notice of Redemption shall specify the date for such Optional Redemption (the “Redemption Payment Date”), which date shall be thirty (30) business days after the date of the Notice of Redemption (the “Redemption Period”). A Notice of Redemption shall not be effective with respect to any portion of the Principal Amount for which the Holder has a pending election to convert, or for conversions initiated or made by the Holder during the Redemption Period.   On the Redemption Payment Date, the Redemption Amount, less any portion of the Redemption Amount against which the Holder has exercised its conversion rights, shall be paid in good funds to the Holder. In the event the Borrower fails to pay the Redemption Amount on the Redemption Payment Date as set forth herein, then (i) such Notice of Redemption will be null and void, (ii) Borrower will have no right to deliver another Notice of Redemption, and (iii) Borrower’s failure may be deemed by Holder to be a non-curable Event of Default.  A Redemption Notice may be given only at a time a Registration Statement is effective.  A Notice of Redemption may not be given nor may the Borrower effectuate a Redemption without the consent of the Holder, if at any time during the Redemption Period an Event of Default or an event which with the passage of time or giving of notice could become an Event of Default (whether or not such Event of Default has been cured), has occurred or the Registration Statement registering the Registrable Securities is not effective each day during the Redemption Period.

                    2.6       Conversion Limitation.   The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date.  For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 4.99% and aggregate conversion by the Holder may exceed 4.99%.  The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 3.2 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder.  The Holder may waive the conversion limitation described in this Section 2.6, in whole or in part, upon and effective after 61 days prior written notice to the Borrower to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may allocate which of the equity of the Borrower deemed beneficially owned by the Holder shall be included in the 4.99% amount or up to 9.99% amount as described above, but not in excess of 9.99%.  The Borrower shall not be liable to the Holder for complying with the provisions of this section.

ARTICLE III

SECURITY INTEREST

3.         Security Interest/Waiver of Automatic Stay.   This Note is secured by a security interest granted to the Collateral Agent for the benefit of the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder.  The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the

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Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law.  TO THE EXTENT PERMITTED BY LAW, THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362.  FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW.  The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder.  The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel.

ARTICLE IV

EVENTS OF DEFAULT

The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

4.1       Failure to Pay Principal or Interest.  The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date.

4.2       Breach of Covenant.  The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or other Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

4.3       Breach of Representations and Warranties.  Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

4.4       Receiver or Trustee.  The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

4.5       Judgments.  Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) calendar days.

4.6       Non-Payment.   The Borrower shall have received a notice of default, which remains uncured for a period of more than thirty (30) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars ($100,000.00) beyond any applicable grace period;

4.7       Bankruptcy.  Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) calendar days of initiation.

4.8       Delisting.   Failure of the Common Stock to be quoted or listed on the Nasdaq Capital Market (“NCM”) or failure to implement timely the corrective action, the implementation of which had been accepted by the Principal Market as a condition for continued listing thereon after a failure by the Borrower to comply with one or more requirements for such continued listing.

4.9       Stop Trade.  An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower’s Common Stock that lasts for five or more consecutive trading days.

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4.10     Failure to Deliver Common Stock or Replacement Note.  Borrower’s failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note or the Subscription Agreement, and, if requested by Borrower, a replacement Note, and such failure continues for a period of five (5) business days after the due date.

4.11     Non-Registration Event.  The occurrence of a Non-Registration Event as described in the Subscription Agreement.

4.12     Reverse Splits.   The Borrower effectuates a reverse split of its Common Stock without twenty days prior written notice to the Holder.

4.13     Cross Default.  A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

ARTICLE V

MISCELLANEOUS

5.1       Failure or Indulgence Not Waiver.  No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2       Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Borrower to: Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attn: Lori A. Jones, CEO, telecopier: (210) 599-3162, with a copy by telecopier only to: Daniel D. Dinur, Esq., Dinur & Associates, PC, 990 Hammond Drive, Suite 760, Atlanta, GA 30328, telecopier: (770) 395-3171, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

5.3       Amendment Provision.  The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4       Assignability.  This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

5.5       Cost of Collection.  If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

5.6       Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

5.7       Maximum Payments.  Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest required to be paid or other

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charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8.      Construction.   Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

5.9       Redemption.  This Note may not be redeemed or called without the consent of the Holder except as described in this Note.

5.10     Shareholder Status.  The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note.  However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 31st day of May, 2006.

ANALYTICAL SURVEYS, INC.

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EXHIBIT C

FORM OF SECURITY AGREEMENT

1.             Identification.

This Security Agreement (the “Agreement”), dated as of May 31, 2006, is entered into by and between Analytical Surveys, Inc., a Colorado corporation (“Parent”), Survey Holdings, Inc., a Texas corporation, ASI of Puerto Rico Inc., a Puerto Rico corporation (each a “Guarantor” and together with Parent, each a “Debtor” and collectively the “Debtors”), and S. Michael Rudolph, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement defined below (the “Collateral Agent”), for the benefit of the parties identified on Schedule A hereto (collectively, the “Lenders”).

2.             Recitals.

2.1           The Lenders have made, are making and will be making loans to Parent (the “Loans”).  It is beneficial to each Debtor that the Loans were made and are being made.

2.2           The Loans are and will be evidenced by certain convertible promissory notes (each a “Note”) issued by Parent on or about the date of and after the date of this Agreement pursuant to subscription agreements (each a “Subscription Agreement”) to which Parent and Lenders are parties.  The Notes are further identified on Schedule A hereto and were and will be executed by Parent as “Borrower” or “Debtor” for the benefit of each Lender as the “Holder” or “Lender” thereof.  Schedule A hereto may be amended to include such other Lenders who become parties hereto and sign this Agreement, the Collateral Agent Agreement and any other agreement reasonably requested by the Collateral Agent, who will have purchased Notes pursuant to the Subscription Agreement.

2.3           In consideration of the Loans made and to be made by Lenders to Parent and for other good and valuable consideration, and as security for the performance by Parent of its obligations under the Notes and as security for the repayment of the Loans and all other sums due from Debtors to Lenders arising under the Transaction Documents (as defined in the Subscription Agreement), and any other agreement between or among them (collectively, the “Obligations”), each Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth.  Obligations include all future advances by Lenders to Debtor made pursuant to the Subscription Agreement.

2.4           The Lenders have appointed S. Michael Rudolph as Collateral Agent pursuant to that certain Collateral Agent Agreement dated at or about the date of this Agreement (“Collateral Agent Agreement”), among the Lenders and Collateral Agent.

2.5           The following defined terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:  Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds.

3.             Grant of General Security Interest in Collateral.

3.1           As security for the Obligations of Debtors, each Debtor hereby grants the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral.

3.2           “Collateral” shall mean all of the following property of Debtors:

(A)          All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of all Accounts, Goods, real or personal property, all present and future books and records relating to the foregoing and all products and Proceeds of the foregoing, and as set forth below:

(i)            All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, chooses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers’ acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by Debtors, as well as agreements or property securing or relating to any of the items referred to above;

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                                                (ii)           Goods:  All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of goods, including, but not limited to:

(a)           All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtors’ business; finished goods, timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to any Debtor by its customers or repossessed by any Debtor and all of Debtors’ right, title and interest in and to the foregoing (including all of a Debtor’s rights as a seller of goods);

(b)           All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtors’ rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

                                (iii)          Property:  All now owned and hereafter acquired right, title and interests of Debtors in, to and in respect of any other personal property in or upon which a Debtor has or may hereafter have a security interest, lien or right of setoff;

                                (iv)          Books and Records:  All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtors, any computer service bureau or other third party; and

                                (v)           Products and Proceeds:  All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

(B)           All now owned and hereafter acquired right, title and interest of Debtors in, to and in respect of the following:

(i)            the shares of stock, partnership interests, member interests or other equity interests at any time and from time to time acquired by Debtors of any and all entities now or hereafter existing, (such entities, being hereinafter referred to collectively as the “Pledged Issuers” and individually as a “Pledged Issuer”), the certificates representing such shares, partnership interests, member interests or other interests all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, partnership interests, member interests or other interests;

(ii)           all additional shares of stock, partnership interests, member interests or other equity interests from time to time acquired by Debtors, of any Pledged Issuer, the certificates representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity; and

(iii)          all security entitlements of Debtors in, and all Proceeds of any and all of the foregoing in each case, whether now owned or hereafter acquired by a Debtor and howsoever its interest therein may arise or appear (whether by ownership, security interest, lien, claim or otherwise).

                (C)           Without limiting the description or composition of any component of Collateral, Collateral shall also include the Debtor’s interest of all types and kinds in and to real estate, mineral, development any other right or claim to a right in Section 9 of Township 8N, Range 17W in Washita County, Oklahoma.

3.3           Notwithstanding anything to the contrary contained herein or any Transaction Document, Collateral shall not include any personal property which is, or at the time of a Debtor’s acquisition thereof shall be subject to a purchase money mortgage or other purchase money lien or security interest (including capital leases), and the items of property identified on Schedule 3.3.

3.4           The Collateral Agent is hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated or otherwise, or after an Event of Default (as defined herein) and the expiration of any applicable cure period, to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

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4.             Perfection of Security Interest.

4.1           Each Debtor shall prepare, execute and deliver to the Collateral Agent UCC-1 Financing Statements.  The Collateral Agent is instructed to prepare and file at each Debtor’s cost and expense, financing statements in such jurisdictions deemed advisable to the Collateral Agent, including but not limited to the States of Colorado, Texas and Puerto Rico.  The Financing Statements are deemed to have been filed for the benefit of the Collateral Agent and Lenders identified on Schedule A hereto.

4.2           The Parent shall deliver to Collateral Agent promptly stock certificates representing all of the shares of outstanding capital stock of the Guarantor (the “Securities”).  All such certificates shall be held by or on behalf of Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Collateral Agent.

4.3             All other certificates and instruments constituting Collateral from time to time required to be pledged to Collateral Agent pursuant to the terms hereof (the “Additional Collateral”) shall be delivered to Collateral Agent promptly upon receipt thereof by or on behalf of Debtors.  All such certificates and instruments shall be held by or on behalf of Collateral Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Collateral Agent.  If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Debtors shall cause Collateral Agent (or its custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by Collateral Agent with respect to such securities without further consent by Debtors.  If any Collateral consists of security entitlements, Debtors shall transfer such security entitlements to Collateral Agent (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by Collateral Agent without further consent by Debtors.

4.4           Within five (5) days after the receipt by a Debtor of any Additional Collateral, a Pledge Amendment, duly executed by such Debtor, in substantially the form of Annex I hereto (a “Pledge Amendment”), shall be delivered to Collateral Agent in respect of the Additional Collateral to be pledged pursuant to this Agreement. Each Debtor hereby authorizes Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Collateral Agent shall for all purposes hereunder constitute Collateral.

4.5           If Debtor shall receive, by virtue of Debtor being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 5.2 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Collateral Agent, shall segregate it from Debtor’s other property and shall deliver it forthwith to Collateral Agent, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Collateral Agent as Collateral and as further collateral security for the Obligations.

5.             Distribution.

5.1           So long as no Event of Default exists, Debtors shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not impair the Collateral.

5.2.          At any time an Event of Default exists or has occurred, all rights of Debtors, upon notice given by Collateral Agent, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to Section 5.1, shall cease and all such rights shall thereupon become vested in Collateral Agent, which shall thereupon have the sole right to exercise such voting power and receive such payments.

5.3           All dividends, distributions, interest and other payments which are received by Debtors contrary to the provisions of Section 5.2 shall be received in trust for the benefit of Collateral Agent as security and Collateral for payment of the Obligations shall be segregated from other funds of Debtors, and shall be forthwith paid over to Collateral Agent as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Collateral Agent as Collateral and as further collateral security for the Obligations.

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6.             Further Action By Debtors; Covenants and Warranties.

6.1           Collateral Agent at all times shall have a perfected security interest in the Collateral, the Securities, Additional Collateral (the “Perfected Collateral”).  Each Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims.  Collateral Agent’s security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent.  Each Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Perfected Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Collateral Agent from time to time to establish and determine the validity and the continuing priority of the security interest of Collateral Agent, and also pay all other claims and charges that, in the opinion of Collateral Agent, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Collateral Agent’s or Lenders’ security interests therein.

6.2           Other than in the ordinary course of business, for fair value and in cash, and except for Collateral which is substituted by assets of identical or greater value (with the consent of the Collateral Agent) or which is inconsequential in value, each Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Collateral Agent other than a transfer of the Collateral to a wholly-owned United States formed and located wholly-owned subsidiary or to another Debtor on prior notice to Collateral Agent, and provided the Collateral remains subject to the security interest herein described.  Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral, except as provided herein.  Sales of Collateral in the ordinary course of business shall be free of the security interest of Lenders and Collateral Agent and Lenders and Collateral Agent shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtors to evidence or effectuate the same.

6.3           Each Debtor will, at all reasonable times during regular business hours and upon reasonable notice, allow Collateral Agent or its representatives free and complete access to the Collateral and all of such Debtor’s records which in any way relate to the Collateral, for such inspection and examination as Collateral Agent reasonably deems necessary.

6.4           Each Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Collateral Agent and Lenders hereunder, and the Collateral against the claims and demands of all other persons.

6.5           Debtors will promptly notify Collateral Agent of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Collateral Agent under this Security Agreement in any material respect.

6.6           Each Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property, which insurance shall be of the types customarily insured against by companies in the same or similar business, similarly situated, in such amounts (with such deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated.  Debtors shall make the Collateral Agent a loss payee thereon to the extent of its interest in the Collateral. Collateral Agent is hereby irrevocably (until the Obligations are paid in full) appointed each Debtor’s attorney-in-fact to endorse any check or draft that may be payable to such Debtor so that Collateral Agent may collect the proceeds payable for any loss under such insurance.  The proceeds of such insurance, less any costs and expenses incurred or paid by Collateral Agent in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

6.7           Collateral Agent may, at its option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor.  Upon Debtor’s failure to do so, all amounts expended by Collateral Agent in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Collateral Agent upon demand and shall bear interest at the lesser of 15% per annum or the highest legal amount from the dates of such expenditures until paid.

6.8           Upon the request of Collateral Agent, Debtors will furnish to Collateral Agent within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Collateral Agent, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtors securing the Obligations.  In connection with any assignment by Collateral Agent of this Security Agreement, each Debtor hereby agrees to cause the insurance policies required hereby to be carried by such Debtor, if any, to be endorsed in form satisfactory to Collateral Agent or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Collateral Agent within ten (10) calendar days after request therefor by Collateral Agent.

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6.9           Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to perfect its security interest hereunder.

6.10         Debtors represent and warrant that they are the true and lawful exclusive owners of the Collateral, free and clear of any liens and encumbrances.

6.11         Each Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Collateral Agent, except to a subsidiary organized and located in the United States on prior notice to Collateral Agent provided the Collateral remains subject to the security interest herein described.

6.12         Each Debtor shall cause each Subsidiary of such Debtor in existence on the date hereof and each Subsidiary not in existence on the date hereof to execute and deliver to Collateral Agent promptly and in any event within 10 days after the formation, acquisition or change in status thereof (A) a guaranty guaranteeing the Obligations and (B) if requested by Collateral Agent, a security and pledge agreement substantially in the form of this Agreement together with (x) certificates evidencing all of the capital stock of each Subsidiary of and any entity owned by such Subsidiary, (y) undated stock powers executed in blank with signatures guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as Collateral Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (C) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such pledge and security agreement or otherwise to effect the intent that all property and assets of such Subsidiary shall become Collateral for the Obligations.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (A) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  Annex I annexed hereto contains a list of all Subsidiaries of the Debtors as of the date of this Agreement.

7.             Power of Attorney.

At any time an Event of Default exists or has occurred, each Debtor hereby irrevocably constitutes and appoints the Collateral Agent as the true and lawful attorney of such Debtor, with full power of substitution, in the place and stead of such Debtor and in the name of such Debtor or otherwise, at any time or times, in the discretion of the Collateral Agent, to take any action and to execute any instrument or document which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement.  This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.

8.             Performance By The Collateral Agent.

If a Debtor fails to perform any material covenant, agreement, duty or obligation of such Debtor under this Agreement, the Collateral Agent may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation.  All reasonable expenses of the Collateral Agent incurred in connection with the foregoing authorization shall be payable by Debtors as provided in Paragraph 12.1 hereof.  No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

9.             Event of Default.

An event of default (“Event of Default”) shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, in the Notes, the Subscription Agreement, and any other agreement to which Debtor and a Lender are parties.   Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below.  A default by Debtor of any of its material obligations pursuant to this Agreement and any of the Transaction Documents (as defined in the Subscription Agreement) shall be an Event of Default hereunder and an “Event of Default” as defined in the Notes, and Subscription Agreement.

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10.           Disposition of Collateral.

Upon and after any Event of Default which is then continuing,

10.1         The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations.  In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

10.2         If any notice to Debtors of the sale or other disposition of Collateral is required by then applicable law, five business (5) days prior written notice (which Debtors agree is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtors of the time and place of any sale of Collateral which Debtors hereby agree may be by private sale.  The rights granted in this Section are in addition to any and all rights available to Collateral Agent under the Uniform Commercial Code.

10.3         The Collateral Agent is authorized, at any such sale, if the Collateral Agent deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Collateral Agent deems advisable to ensure such compliance.  Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

10.4         All proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Collateral Agent pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations.   Upon payment in full of all Obligations, Debtors shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto).  Any assignment of Collateral by the Collateral Agent to Debtors shall be without representation or warranty of any nature whatsoever and wholly without recourse.  To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender’s pro rata portion of the purchase price with sums owed to such Lender by Debtors arising under the Obligations or any other source.

11.           Waiver of Automatic Stay.   Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against Debtor, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Collateral Agent should be entitled to, among other relief to which the Collateral Agent or Lenders may be entitled under the Note, Subscription Agreement and any other agreement to which the Debtor, Lenders or Collateral Agent are parties, (collectively “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Collateral Agent to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law.  Debtor EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362.  FURTHERMORE, Debtor EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE COLLATERAL AGENT TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW.  Debtor hereby consents to any motion for relief from stay which may be filed by the Collateral Agent in any bankruptcy or insolvency proceeding initiated by or against Debtor, and further agrees not to file any opposition to any motion for relief from stay filed by the Collateral Agent.  Debtor represents, acknowledges and agrees that this provision is a specific and material aspect of this Agreement, and that the Collateral Agent would not agree to the terms of this Agreement if this waiver were not a part of this Agreement.  Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Collateral Agent nor any person acting on behalf of the Collateral Agent has made any representations to induce this waiver, that Debtor has been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by Debtor and that Debtor has had the opportunity to discuss this waiver with counsel.   Debtor further agrees that any bankruptcy or insolvency proceeding initiated by Debtor will only be brought in the Federal Court within the Southern District of New York.

12.           Miscellaneous.

12.1         Expenses.  Debtors shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Collateral Agent may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtors to perform and observe any agreements of Debtors contained herein which are performed by the Collateral Agent.

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12.2         Waivers, Amendment and Remedies.  No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent.  No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtors therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

12.3         Notices.  All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To Debtors:                                                                                                                                Analytical Surveys, Inc.
9725 Datapoint Drive, Suite 300B
San Antonio, Texas 78229
Attn: Lori A. Jones, CEO
Fax: (210) 599-3162

With a copy by telecopier only to:

                                                                                                                                                                                                Daniel D. Dinur, Esq.
Dinur & Associates, PC
990 Hammond Drive, Suite 760
Atlanta, GA 30328
Fax: (770) 395-3171

To Lenders:                                                                                                                                To the addresses and telecopier numbers set forth on Schedule A

To the Collateral Agent:                                                                S. Michael Rudolph
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5301

If to Debtor, Lender or Collateral Agent,

with a copy by telecopier only to:

Grushko & Mittman, P.C.

551 Fifth Avenue, Suite 1601

New York, New York 10176

Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

12.4         Term; Binding Effect.  This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon each Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns.

12.5         Captions.  The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

12.6         Governing Law; Venue; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction.  Any legal action or proceeding against a Debtor with respect to this Agreement may be brought

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in the courts in the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.  If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

                12.7         Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

12.8         Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

13.           Intercreditor Terms.   As between the Lenders, any distribution under paragraph 10.4 shall be made proportionately based upon the remaining principal amount (plus accrued and unpaid interest) to each as to the total amount then owed to the Lenders as a whole.  The rights of each Lender hereunder are pari passu to the rights of the other Lenders hereunder.  Any recovery hereunder shall be shared ratably among the Lenders according to the then remaining principal amount owed to each (plus accrued and unpaid interest) as to the total amount then owed to the Lenders as a whole.

14.           Termination; Release.  When the Obligations have been indefeasibly paid and performed in full or all outstanding Convertible Notes have been converted to common stock pursuant to the terms of the Convertible Notes and the Subscription Agreements, this Agreement shall terminated, and the Collateral Agent, at the request and sole expense of the Debtors, will execute and deliver to the Debtors the proper instruments (including UCC termination statements) acknowledging the termination of the Security Agreement, and duly assign, transfer and deliver to the Debtors, without recourse, representation or warranty of any kind whatsoever, such of the Collateral, including, without limitation, Securities and any Additional Collateral, as may be in the possession of the Collateral Agent.

15.           Collateral Agent.

15.1         Collateral Agent Powers.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Lenders) in the Collateral and shall not impose any duty on it to exercise any such powers.

15.2         Reasonable Care.  The Collateral Agent is required to exercise reasonable care in the custody and preservation of any Collateral in its possession; provided, however, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purposes as any owner thereof reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent, to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

“DEBTOR”

ANALYTICAL SURVEYS, INC.

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EXHIBIT D

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ANALYTICAL SURVEYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase ________ shares of Common Stock of Analytical Surveys, Inc. (subject to adjustment as provided herein)

FORM OF CLASS E COMMON STOCK PURCHASE WARRANT

No. 2006-E-001	Issue Date: May 31, 2006

ANALYTICAL SURVEYS, INC., a corporation organized under the laws of the State of Colorado (the “Company”), hereby certifies that, for value received, _________________,                                                                                                                                              Telecopier Number                                   or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time commencing six months after the Issue Date until 5:00 p.m., E.S.T on the fifth (5th) anniversary of the Issue Date (the “Expiration Date”), ________ fully paid and nonassessable shares of Common Stock at a per share purchase price of $1.186 [100% of  the closing bid price of the Common Stock as reported by Bloomberg L.P. for the trading day preceding the Closing Date].  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.”  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price without the consent of the Holder provided ten days prior notice of such reduction is given to the Holder.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated May 31, 2006, entered into by the Company and initial Holder of this Warrant.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall mean Analytical Surveys, Inc. and any corporation which shall succeed or assume the obligations of Analytical Surveys, Inc. hereunder.

(b)           The term “Common Stock” includes (a) the Company’s common stock, no par value per share, as authorized on the date of the Subscription Agreement, and (b) any Other Securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

(d)           The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.             Exercise of Warrant.

1.1.          Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, Common Stock of the Company, subject to adjustment pursuant to Section 4.  Anything to the contrary herein notwithstanding, unless the Company obtains the Approval (as defined in Section 13 of the Subscription Agreement), the maximum aggregate amount of Warrant Shares issuable upon the “for cash” exercise of some or all of this Warrant may not exceed the Allotted Shares (as defined in the Subscription Agreement), subject to adjustment as described in this Warrant.

1.2.          Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant within four (4) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

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1.3.          Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised for the balance of.

1.4.          Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)           If the Company’s Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), National Market System, the NASDAQ Capital Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

(b)           If the Company’s Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ Capital Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c)           Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.          Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.          Trustee for Warrant Holders. In the event that a qualified bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

                1.7.          Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within four (4) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant

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Warrant exercise by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

2.             Cashless Exercise.

(a)           Except as described below, if a Registration Statement (as defined in the Subscription Agreement) (“Registration Statement”) is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above.  If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement, payment upon exercise may be made at the option of the Holder either in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price or commencing one year after the Issue Date, (i) by cashless exercise in accordance with Section (b) below or (ii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)           If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                                X=Y (A-B)

                                                          A

Where X=	the number of shares of Common Stock to be issued to the holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date

B=	Purchase Price (as adjusted to the date of such calculation)

(c)           The Holder may employ the cashless exercise feature described in Section (b) above only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.             Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.          Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2.          Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and

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other securities and property (including cash, where applicable) receivable in accordance with Section 3.1 by the Holder upon their exercise after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a “Trustee”) having its principal office in New York, NY, as trustee for the Holder.

3.3.          Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

                3.4           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower purchase price.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance.  The reduction of the Purchase Price described in this Section 3.4 is subject to the provisions of, and in addition to the other rights of the Holder described in, the Subscription Agreement.  The provisions of this Section 3.4 shall not apply unless the Approval is obtained.

4.             Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.             Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.             Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Stock.

7.             Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the

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Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.  No such transfers shall result in a public distribution of the Warrant.

8.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.             Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may decide whether to convert a Convertible Note or exercise this Warrant to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.  The Company shall not be liable to the Holder for complying with the provisions of this section.

11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12.           Transfer on the Company’s Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Warrant Exercise Compensation.   The Company has agreed to pay to Palladium Capital Advisers, LLC (“Broker”) Warrant Exercise Compensation as described in the Subscription Agreement equal to six percent (6%) of the cash proceeds payable to the Company upon exercise of the Warrant.  The Warrant Exercise Compensation will be paid by the Company to the Finder not later than the fifth (5th) business day after the Company receives cash proceeds from the exercise of this Warrant.  The Holder of the Warrant has no obligation or responsibility to pay Warrant Exercise Compensation

14.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above.  The addresses for such communications shall be: (i) if to the Company to: Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attn: Lori A. Jones, CEO, telecopier: (210) 599-3162, with a copy by telecopier only to: Daniel D. Dinur, Esq., Dinur & Associates, PC, 990 Hammond Drive, Suite 760, Atlanta, GA 30328, telecopier: (770) 395-3171, (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Broker, to: Palladium Capital Advisors, LLC, 62 West 45th Street, 4th Floor, New York, NY 10036, Fax: (646) 390-6328.

15.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This

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Warrant shall be construed and enforced in accordance with and governed by the laws of New York.  Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ANALYTICAL SURVEYS, INC.

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EXHIBIT E

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ANALYTICAL SURVEYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase ________ shares of Common Stock of Analytical Surveys, Inc. (subject to adjustment as provided herein)

FORM OF CLASS C COMMON STOCK PURCHASE WARRANT

No.2006-C-001	Issue Date: May 31, 2006

ANALYTICAL SURVEYS, INC., a corporation organized under the laws of the State of Colorado (the “Company”), hereby certifies that, for value received, _________________,                                                                                                                                              Telecopier Number                                   or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time commencing one hundred and eighty days after the Issue Date until 5:00 p.m., E.S.T on the fifth (5th) anniversary of the Issue Date (the “Expiration Date”), ________ fully paid and nonassessable shares of Common Stock at a per share purchase price of $1.21 [102% of  the closing bid price of the Common Stock as reported by Bloomberg L.P. for the trading day preceding the Closing Date].  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.”  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price without the consent of the Holder provided ten days prior notice of such reduction is given to the Holder.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated May 31, 2006, entered into by the Company and initial Holder of this Warrant.

This Warrant may not be exercised unless the Approval, as defined in the Subscription Agreement, is obtained.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall mean Analytical Surveys, Inc. and any corporation which shall succeed or assume the obligations of Analytical Surveys, Inc. hereunder.

(b)           The term “Common Stock” includes (a) the Company’s common stock, no par value per share, as authorized on the date of the Subscription Agreement, and (b) any Other Securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

(d)           The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.             Exercise of Warrant.

1.1.          Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.          Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant within four (4) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

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1.3.          Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised for the balance of.

1.4.          Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)           If the Company’s Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), National Market System, the NASDAQ Capital Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

(b)           If the Company’s Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ Capital Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c)           Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.          Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.          Trustee for Warrant Holders. In the event that a qualified bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

                1.7.          Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within four (4) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant

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Warrant exercise by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

2.             Cashless Exercise.

(a)           Except as described below, if a Registration Statement (as defined in the Subscription Agreement) (“Registration Statement”) is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above.  If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement, payment upon exercise may be made at the option of the Holder either in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price or commencing one year after the Issue Date, (i) by cashless exercise in accordance with Section (b) below or (ii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)           If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                                X=Y (A-B)

                                                          A

Where X=	the number of shares of Common Stock to be issued to the holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date

B=	Purchase Price (as adjusted to the date of such calculation)

(c)           The Holder may employ the cashless exercise feature described in Section (b) above only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.             Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.          Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2.          Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and

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other securities and property (including cash, where applicable) receivable in accordance with Section 3.1 by the Holder upon their exercise after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a “Trustee”) having its principal office in New York, NY, as trustee for the Holder.

3.3.          Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

3.4           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower purchase price.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance.  The reduction of the Purchase Price described in this Section 3.4 is subject to the provisions of, and in addition to the other rights of the Holder described in, the Subscription Agreement.

4.             Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.             Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.             Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Stock.

7.             Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on

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the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.  No such transfers shall result in a public distribution of the Warrant.

8.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.             Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may decide whether to convert a Convertible Note or exercise this Warrant to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.  The Company shall not be liable to the Holder for complying with the provisions of this section.

11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12.           Transfer on the Company’s Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above.  The addresses for such communications shall be: (i) if to the Company to: Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attn: Lori A. Jones, CEO, telecopier: (210) 599-3162, with a copy by telecopier only to: Daniel D. Dinur, Esq., Dinur & Associates, PC, 990 Hammond Drive, Suite 760, Atlanta, GA 30328, telecopier: (770) 395-3171, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

14.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York.  Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ANALYTICAL SURVEYS, INC.

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EXHIBIT F

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ANALYTICAL SURVEYS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase ________ shares of Common Stock of Analytical Surveys, Inc. (subject to adjustment as provided herein)

FORM OF CLASS D COMMON STOCK PURCHASE WARRANT

No. 2006-D-001	Issue Date: May 31, 2006

ANALYTICAL SURVEYS, INC., a corporation organized under the laws of the State of Colorado (the “Company”), hereby certifies that, for value received, _________________,                                                                                                                              Telecopier Number                                                  or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time commencing one hundred and eighty days after the Issue Date until 5:00 p.m., E.S.T on the fifth (5th) anniversary of the Issue Date (the “Expiration Date”), ________ fully paid and nonassessable shares of Common Stock at a per share purchase price of $1.36 [115% of  the closing bid price of the Common Stock as reported by Bloomberg L.P. for the trading day preceding the Closing Date].  The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.”  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  The Company may reduce the Purchase Price without the consent of the Holder provided ten days prior notice of such reduction is given to the Holder.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated May 31, 2006, entered into by the Company and initial Holder of this Warrant.

This Warrant may not be exercised unless the Approval, as defined in the Subscription Agreement, is obtained.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall mean Analytical Surveys, Inc. and any corporation which shall succeed or assume the obligations of Analytical Surveys, Inc. hereunder.

(b)           The term “Common Stock” includes (a) the Company’s common stock, no par value per share, as authorized on the date of the Subscription Agreement, and (b) any Other Securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

(d)           The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1.             Exercise of Warrant.

1.1.          Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2.          Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and surrender of the original Warrant within four (4) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

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1.3.          Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised for the balance of.

1.4.          Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(a)           If the Company’s Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), National Market System, the NASDAQ Capital Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

(b)           If the Company’s Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ Capital Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c)           Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.          Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.          Trustee for Warrant Holders. In the event that a qualified bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

                1.7.          Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within four (4) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder.  As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the amount of $100 per business day after the Warrant Share Delivery Date for each $10,000 of Purchase Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.  Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant

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Warrant exercise by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.

2.             Cashless Exercise.

(a)           Except as described below, if a Registration Statement (as defined in the Subscription Agreement) (“Registration Statement”) is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above.  If no such Registration Statement is available during the time that such Registration Statement is required to be effective pursuant to the terms of the Subscription Agreement, payment upon exercise may be made at the option of the Holder either in cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price or commencing one year after the Issue Date, (i) by cashless exercise in accordance with Section (b) below or (ii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)           If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                                X=Y (A-B)

                                                          A

Where X=	the number of shares of Common Stock to be issued to the holder

Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A=	the average of the closing sale prices of the Common Stock for the five (5) Trading Days immediately prior to (but not including) the Exercise Date

B=	Purchase Price (as adjusted to the date of such calculation)

(c)           The Holder may employ the cashless exercise feature described in Section (b) above only during the pendency of a Non-Registration Event as described in Section 11 of the Subscription Agreement.

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

3.             Adjustment for Reorganization, Consolidation, Merger, etc.

3.1.          Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2.          Dissolution.  In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and

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other securities and property (including cash, where applicable) receivable in accordance with Section 3.1 by the Holder upon their exercise after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a “Trustee”) having its principal office in New York, NY, as trustee for the Holder.

3.3.          Continuation of Terms.  Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4.  In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

3.4           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower purchase price.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance.  The reduction of the Purchase Price described in this Section 3.4 is subject to the provisions of, and in addition to the other rights of the Holder described in, the Subscription Agreement.

4.             Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.             Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.             Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company’s Common Stock.

7.             Assignment; Exchange of Warrant.  Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on

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the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.  No such transfers shall result in a public distribution of the Warrant.

8.             Replacement of Warrant.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9.             Registration Rights.  The Holder of this Warrant has been granted certain registration rights by the Company.  These registration rights are set forth in the Subscription Agreement.  The terms of the Subscription Agreement are incorporated herein by this reference.

10.           Maximum Exercise.  The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date.  For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.  Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%.  The restriction described in this paragraph may be waived, in whole or in part, upon sixty-one (61) days prior notice from the Holder to the Company to increase such percentage to up to 9.99%, but not in excess of 9.99%.  The Holder may decide whether to convert a Convertible Note or exercise this Warrant to achieve an actual 4.99% or up to 9.99% ownership position as described above, but not in excess of 9.99%.  The Company shall not be liable to the Holder for complying with the provisions of this section.

11.           Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12.           Transfer on the Company’s Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.           Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above.  The addresses for such communications shall be: (i) if to the Company to: Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229, Attn: Lori A. Jones, CEO, telecopier: (210) 599-3162, with a copy by telecopier only to: Daniel D. Dinur, Esq., Dinur & Associates, PC, 990 Hammond Drive, Suite 760, Atlanta, GA 30328, telecopier: (770) 395-3171, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

14.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York.  Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York.  The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.  The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

ANALYTICAL SURVEYS, INC.

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-KSB

☒                                 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year ended September 30, 2005

☐                                 TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number 0-13111

ANALYTICAL SURVEYS, INC.

(Exact name of registrant as specified in its charter)

Colorado	84-0846389
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229

(Address of principal executive offices)

(210) 657-1500

(Registrant’s telephone number, including area code)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title Of Each Class	Name Of Each Exchange On Which Registered
Common Stock, no par value per share	NASDAQ

SECURITIES REGISTERED PURSUANT TO SECTION 12 (g) OF THE ACT: COMMON STOCK

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐.

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB.  ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12 B-2 of the Exchange Act) Yes  ☐   No  ☒

State issuer’s revenues for its most recent fiscal year, September 30, 2005: $6,062,741

The aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant is $3,672,668, based on the closing price of the Common Stock on December 1, 2005.

The number of shares outstanding of the registrant’s Common Stock, as of December 23, 2005, was 2,869,272.

Documents incorporated by reference:    None

Transition Small Business Disclosure Format (check one):       Yes  ☐   No  ☒

PART I

Item 1. Business

Overview

Analytical Surveys, Inc. (“ASI”, “we”, “our” or the “Company”), formed in 1981, provides customized data conversion, spatial data management and technical services for the geographic information systems market. Geographic information systems (“GIS”) consist of computer software, hardware, data, and personnel that are designed to help manipulate, analyze, and present information that is tied to a spatial (geographic) location.  GIS benefits users in various ways.  Business and industry rely on GIS to promote enhanced infrastructure management and decision support for planning and analysis, and to provide focused development of operational needs based on efficient modeling techniques.  Such systems are used by federal, state and local governments, utilities, telecommunications companies, emergency services, and other businesses to present multi-dimensional information about the physical location and characteristics of their diverse assets.  We help customers by transforming or updating raw, often confusing information from multiple sources (maps, blueprints, construction drawings, databases, aerial photography, field inventory of asset attributes, satellite imagery, etc.) into a high-resolution, large-scale, richly detailed digital and visual representation on which organizations can rely to make better decisions with speed and confidence. We have historically targeted our services to utilities and state and local governments.

We believe that the market for GIS systems and GIS-related software services has grown due to growing awareness of the benefits of GIS technology coupled with lower hardware prices and increased software capability.  Our customers today use GIS technology to:

•                  improve network operations business processes to reduce operating expenses;

•                  improve corporate customer information processes that capture, report and monitor information related to usage, billing, payments, order processing, special service requests, and records documentation.  The goal is to enable improved customer service satisfaction ratings and to meet and exceed the expectations and/or requirements of regulatory agencies; and

•                  access and update accurate information regarding the location, condition, and function of physical assets in support of operations and maintenance of facilities.  Considerations include monitoring device and equipment performance, establishing inspection schedules and priorities, developing corrective actions necessary to remedy identified unsatisfactory performance, and ensuring update of enterprise information systems.

While there seems to have been an increase in demands for GIS solutions in response to catastrophic events and homeland security initiatives in 2004 and 2005, we have not experienced a corresponding increase in demands for GIS data conversion services.  As noted in the 2005 Geospatial Technology Report published by The Geospatial Information and Technology Association (“GITA”), the federal government has shifted increased responsibilities to the state and local levels without a corresponding shift in funding.  The result is critically tight budgets driven by these economics adversely impacting service providers.  We believe that many of the new GIS software solutions reduce the need for data conversion services.  The increased interest in GIS solutions has resulted in the investment by our traditional customers in the establishment or expansion of GIS in-house staff, thereby reducing the need for our traditional services.  GIS technology solutions have advanced and broadened the scope of GIS capabilities, and many of our customers have invested in in-house GIS staff.  The report also indicates that overall project planning offered by consultants has diminished and customers are focused on contracting for specific development tasks to supplement their in-house implementation efforts.  Competition from service firms with large labor content in India has resulted in lower margins and increased competition in the data conversion service industry.

Many utilities invested in GIS technology in the late 1990s resulting in improvements in operations and customer service levels.  Our belief is that while many of these same companies desire new levels of improvement and maintenance of quality information, they are challenged to do so because of the cost of training and retaining highly specialized GIS technicians.  We are GIS specialists and we believe that we are well positioned to provide such specialized services to these companies.  Our ongoing involvement with technology leaders such as Intergraph and ESRI, has kept our employees abreast of the latest GIS technology.  We think that by entering into long-term outsourcing contracts with us, our customers can spare the expense and risk of developing the internal resource capability necessary to provide them with higher cost savings through an efficient implementation of the latest GIS technologies.  Unfortunately, our US-based customers have been slow to adopt outsourcing as a long-term solution, and we have experienced considerable price pressure when offering our services.  To date, we have not been successful in establishing outsourcing services as a major business line.  We will continue to provide GIS outsourcing and conversion services, but we recognize that we must diversify our lines of business.

Our sales and marketing efforts have not been successful.  We have acquired three new customers with material contracts during the past two years, and the majority of our current contracts are ongoing services from past customers.  We reduced our staff in 2005 to meet the lower demands of our existing business, and we experienced additional loss of personnel in fiscal 2005 due to the uncertainty of the acquisition of new GIS contracts.  To address concern created by this loss of personnel on the part of our customers, partners, and employees, we engaged Wind Lake Solutions, Inc. (“WLS”), to manage our Wisconsin-based personnel in October 2005.  The WLS management team includes several professionals who have longstanding relationships with ASI and its customer base, including two individuals who successfully managed the Wisconsin office, or Intelligraphics, prior to its acquisition by ASI in December 1995.  We believe this strategy has stabilized our Wisconsin office and satisfied our customer’s concerns regarding our ability to provide consistent service to them.  We believe WLS’s long-term involvement is necessary to maintain stability in our Wisconsin office.  WLS’s management agreement includes an option to purchase the Wisconsin-based operations, which if exercised, may include a non-compete in the US-based utility market.  .

During fiscal 2005, we evaluated a broad spectrum of business opportunities.  We engaged a consultant and evaluated acquisitions that would facilitate our entrance into the federal markets, and we also evaluated various opportunities, including software and service solutions for location based services, state and local GIS initiatives.  As of the date of this publication, we have not identified an acceptable acquisition serving the GIS marketplace that produces suitable margins or sufficient returns on acquisition costs.

The 2005 Geospatial Technology Report succinctly addresses the traditional marketplace in which ASI serves.  Historically, the most significant costs associated with GIS project implementations were acquiring/loading the system with GIS data.  The report states that the effort associated with this activity approached 75% of the total project cost.  Today’s technology has dramatically altered the landscape in such ways that commercial off-the-shelf (“COTS”) hardware and software solutions provide the ability to offer the customer low cost base map data.  Additionally, satellite remote sensing base data is supplemented with companies offering topographic, planimetric, and cadastral data, all COTS available.  This trend shifted spending on digitizing efforts to COTS acquisitions.  This shift to COTS coupled with offerings from service firms with large labor content in India, has resulted in lower margins and increased competition in the industry. The technologies utilized by our GIS customer base continue to advance and demand a current and accurate depiction of their spatially located assets, however, this need appears to be satisfied by in-house customer operations on an increasing basis.

We enter into long-term fixed price contracts.  Payments for these contracts are often spread throughout the term of the contract and may be based on successful interim data deliveries or milestone payments.  We attempt to negotiate new contracts to minimize negative cash flow and be self-funding throughout the life of the contract.

Strategy

Our objective is to maintain our position in the data conversion and digital mapping industry and to supplement our data conversion business with higher margin business endeavors. This objective is reflected in the following summary of our strategy:

Strategies to Generate Efficiencies and Reduce Costs.  During the past four years, we implemented strategies that were intended to return to profitability and positive cash flow.  These strategies included:

•               standardized project management and cost estimation processes;

•               focused on the government and utility conversion and data management sectors of the market;

•               streamlined operations by reducing from five main production centers in the beginning of fiscal 2001 to two centers at the end of fiscal 2003;

•               reduced occupancy expenses by relocating our corporate headquarters in San Antonio, Texas to more cost-efficient facilities and reduced the size of our Wisconsin-based facilities;

•               streamlined operational management;

•               reduced corporate and overhead expenses and eliminated corporate borrowing;

The turnaround efforts included resolving corporate challenges.  During the last two years, we:

•               redeemed 84% of our outstanding preferred stock for 12% of the redemption value and accrued dividends;

•               restructured a senior convertible debenture to eliminate a default that would have triggered the holder’s right to impose cash penalties and demand a cash redemption.  The holder of the debenture exercised the conversion feature in November 2004;

•               reduced our debt to equity ratio and eliminated the majority of our debt, as well as constraints that prevented us from pursuing new business opportunities that could be financed through the issuance of new debt and equity; and

•               prevailed in a large arbitration case.

Revised Approach to Existing Markets.  We will continue to provide our services to our existing customers to capitalize on the increasing sophistication and number of GIS users in our core utilities markets.  On a limited basis, we continue to evaluate other opportunities in other sectors that utilize geospatial information.  In addressing our market, we have adopted a more technical focus and consultative approach to marketing and business development.

Continue to Maintain and Develop Technological and Operational Capabilities.  We developed and acquired proprietary software and procedures that automate portions of otherwise labor-intensive data conversion processes.  We continue to enhance this software, which has enabled us to provide cost-effective and high-quality services on a timely basis.  We have augmented the capabilities of this software to provide data processing and consolidated reporting via a web-enabled reporting system. Our current development efforts are focused on offering capabilities supporting a service oriented architecture environment.

Pursuit of Other Business Endeavors.  On December 7, 2005, we engaged Pluris Partners, Inc., a merchant banking firm specializing in merger and acquisition, private equity placement and financial advisory services, to facilitate the expansion of our service offering into the energy sector, including the acquisition of oil and gas exploration and production rights.  We intend to acquire working interests of oil and gas properties in a series of drilling programs.  We will evaluate other acquisition opportunities in the energy sector, including both exploration and production operations and technology solutions, as well as any other sector that presents attractive opportunities for our shareholders.  We intend to finance this expansion through private placement of equity supplemented by issuance of debt, which is dependent on the terms on which we are able to negotiate, if any.

ASI Services

We offer a full range of services to create digital land base maps and databases of related geo-referenced information used in GIS. Utilizing a base map with land surveys and legal descriptions, we create links to tabular databases; other geo-referenced data, such as buildings, telephone poles and zoning restrictions, are collected, verified, converted into digital format and added to the base map to create a GIS. We provide an experienced field inventory staff to collect and verify information and use computerized and manual techniques to verify and digitize data from paper sources and legacy electronic systems. Once a GIS is completed, users can view the base map and any or all of the layers of data on a computer screen and can retrieve selected data concerning any desired location appearing on the screen or all data matching one or more variables. We maintain these databases for customers on an as-needed basis.  Our data capture GPS enabled technologies enhance field asset management processes and promote efficient, cost-effective performance.  Our mobile solution, which is a .NET application, provides for field data capture and wireless transfer utilizing standard XML formatting.  Additionally, data processing and consolidation is readily provided via web enabled reporting system.  We continue to enhance our software and product offerings to provide cost-effective and high-quality services on a timely basis.

Dispositions and Facility Consolidations and Relocations

In April 2001, we sold substantially all of our assets of the Colorado Springs, Colorado-based digital orthophotography and photogrammetric mapping facility to Sanborn Map Company for a total consideration of $10.1 million. The sale agreement contains clauses that prohibit us from competing directly with the buyer in the orthophotography and photogrammetric markets for three years. Both companies agreed to cooperate to complete customer contracts where services are provided by more than one of our production facilities. The sale allowed us to reduce debt and to refocus attention on utility and municipal mapping services.

In March 2002, we consolidated our Cary, North Carolina facility and transferred existing project work to our Texas and Wisconsin facilities. The principal activity of the North Carolina facility had been cadastral and photogrammetric mapping.

In June 2002, we consolidated and relocated our Indianapolis, Indiana office to smaller office space. We consolidated offices in response to reduced demand for technology services in the government and utility marketplace. Existing project work in Indiana was also transferred to our Texas and Wisconsin facilities.

On January 1, 2003, we moved our corporate headquarters from Indianapolis, Indiana to San Antonio, Texas, so that the executive team could be closer in proximity to the production staff. The Indianapolis, Indiana, office was closed effective January 2, 2003.

On March 1, 2005, we relocated our corporate headquarters to a more cost-efficient facility in San Antonio, Texas.

Customers

We derive revenues primarily from two core markets: utilities and state and local governments.  We also serve commercial businesses. Four of our current customers accounted for 72% of our consolidated revenues in fiscal 2005 (British Telecommunications PLC (“BT”), 21%; MWH Americas, Inc., 18%; Worldwide Services, Inc, and Intergraph (“WWS”), 16%; and Michigan Consolidated Gas Company (“Michcon”), 17%).  All four of these customers fall within our utility market.  Two customers, WWS and Michcon, accounted for 68% and 10%, respectively, or 78%, of total accounts receivable and revenue in excess of billings at September 30, 2005. The loss of any of these customers would have a material adverse effect on us.  We completed our contract with Syntegra subsequent to September 30, 2005, and we expect to complete all work orders from Michcon in the second quarter of fiscal 2006.   Therefore, we anticipate revenues from these markets will continue to decrease in future periods.  See “Risk Factors — Our customer contracts may be adversely modified, changed or terminated prior to the expiration of the contract terms” and “— Our business comes from two core markets and adverse changes in those markets could cause a reduction in the demand for our services,” and Note 9 to the consolidated financial statements.

Sales and Marketing

We have traditionally marketed our products and services in domestic and international markets primarily through an internal sales force.  We have not added a significant number of new customers as a result of our sales and marketing efforts during the last two fiscal years.  We have reduced our sales and marketing efforts.  These efforts are currently conducted by our senior management and project managers.  We augment these sales efforts by:

•                maintaining relationships and forming alliances with regional businesses offering complementary services;

•               obtaining referrals, either directly or indirectly, from consultants in the GIS industry;

•               maintaining memberships in professional and trade associations; and

•               actively participating in industry conferences.

Our sales cycle is generally lengthy, as customers normally take several months to go through the bidding/planning and award phases of a GIS project. Once awarded, it generally takes 30 to 60 days until the final contract is signed. Most projects take from 6 to 24 months to complete. See “Risk Factors — We receive some business from referrals and any reduction in those referrals could effect our business.”

Subcontractors

We use subcontractors when necessary to expand capacity, meet deadlines, reduce production costs and manage workload. We engage domestic subcontractors on a project-by-project basis.  In September 2004, our five-year exclusive supply agreement with InfoTech Enterprises, Ltd., an India-based company, to provide production capacity for data conversion and other related services expired.  We utilized InfoTech to provide more than 90% of our offshore subcontractor services.  We have continued to utilize InfoTech for offshore conversion capacity but have also engaged alternate sources of labor in India.  We have not experienced any significant increase in our offshore production costs.  However, we do not have a long-term contract with any supplier, and accordingly, we do not have a guaranteed production capacity or negotiated contract price.  If we need to obtain additional or less expensive sources of offshore subcontract services, our cost for such services may increase in the short term as we train a new supplier.  We intend to continue to utilize offshore subcontractors for a large percentage of certain data entry production work (which work constitutes less than 10% of our total production costs) in fiscal 2006 to reduce production costs. We also employ certain select foreign and domestic subcontractors for tasks outside our expertise, or to augment in-house capacity (such as field data surveying).  See “Risk Factors — The unavailability or unsatisfactory performance of our subcontractors may affect our ability to deliver quality services to our customers,” and “ — The unsatisfactory performance or unavailability of overseas subcontractors may impact our ability to profitably perform services under existing contracts.”

Research and Development

We continue to develop new technology and to improve existing technology and procedures to enhance our ability to expand into additional markets and further improve our production capacity and productivity.  Most of these activities occur as we develop software or design a product or process for a particular contract.  These efforts are typically included as an integral part of our services for the particular project and, accordingly, the associated costs are charged to that project. Such custom-designed software can often be applied to projects for other customers.  Less than one full-time equivalent employee is substantially engaged in research and development efforts.  The amount that we have spent on research and development over the last three fiscal years is immaterial.  See “Risk Factors — We may be unable to protect our proprietary rights, permitting competitors to duplicate our products and services,” and “ — We may need to invest in research and development to remain competitive and to obtain new business.”

Competition

The GIS services business is highly competitive and highly fragmented. Competitors include small regional firms, independent firms, and large companies with GIS services divisions, customer in-house operations and international low-cost providers of data conversion services.  Two of our nationally recognized competitors for conversion services are Avineon and Rolta.  We also compete with numerous regional firms for conversion services and field data collection services.  Because our competitors are all privately owned companies, it is difficult to determine the relative ranking in the market between our competitors and us.

We seek to compete on the basis of:

•                the quality of our products and the breadth of our services;

•                the accuracy, responsiveness and efficiency with which we provide services to customers.  We routinely complete our projects within our customer’s challenging accuracy requirements and typically deliver data within a high level of accuracy tolerance; and

•                our capacity to perform large complex projects.  We have completed data conversion and field projects for investor owned electric, gas and telephone utilities in the United States.

We use internally developed proprietary production software and commercially available software to automate much of the otherwise labor-intensive GIS production process.  We believe this automated approach enables us to achieve more consistent quality and greater efficiencies than more manually intensive methods.

To compete against low-cost providers, we minimize costs by using offshore subcontractors for a large percentage of certain data entry production work, which work constitutes less than 10% of our total production costs.  See “Risk Factors— The unavailability or unsatisfactory performance of our subcontractors may affect our ability to deliver quality services to our customers.”

Personnel

At September 30, 2005, we had approximately 82 employees compared to 109 at September 30, 2004.  We reduced the workforce to align our headcount with our production and administration requirements.

We believe that retention of highly qualified managers and executive officers is critical to our ability to compete in the GIS data conversion industry. Almost all of our employees work on a full-time basis.  We do not have a collective bargaining agreement with any of our employees and generally consider relations with our employees to be good. See “Risk Factors — The market for our services is highly competitive and such competition within our industry can lead to lower profit margins and reduced volume of new work,” and “ — If we are unable to retain the members of our senior management team our business operations may be adversely impacted.”

RISK FACTORS

In addition to the other information set forth in this Form 10-KSB the issues and risks described below should be considered carefully in evaluating our outlook and future.

Our cash flow may be insufficient to meet our operating and capital requirements.

We currently do not have a line of credit with any lender and rely solely on cash flow from operations to fund future operations and expenditures.  There is no assurance that the cash flow from operations will be sufficient to meet our capital requirements. We must convert accounts receivable and amounts earned not billed to cash in excess of our operating expenses in order to meet our debt payments.  On or before December 28, 2006, we must make a cash payment totaling approximately $332,870 to redeem the outstanding Series A Preferred Stock.

Our current and former independent auditors have expressed that there is substantial doubt about our ability to continue as a going concern.

During fiscal years 2000 through 2005, we experienced significant operating losses with corresponding reductions in working capital and net worth, excluding the impact of debt forgiveness.  Our revenues and backlog have also decreased substantially during the same period.  Our independent auditors issued a going concern qualification on our financial statements for fiscal 2004 and 2005, based on the significant operating losses reported in fiscal 2005 and prior years and a lack of external financing. Our former independent auditors issued a going concern qualification on our financial statements for fiscal 2000, 2001, 2002, and 2003.  The going-concern qualification, which expressed substantial doubt about our ability to continue as a going concern, was based on the significant operating losses reported in fiscal 2003 and 2002 and a lack of external financing to fund working capital and debt requirements.  As of September 30, 2005, the amount of our accumulated deficit is approximately $33.7 million.

Successful implementation of our turnaround efforts is required to return the Company to profitability.

The successful implementation of our turnaround efforts requires the cooperation of customers, subcontractors, vendors, lenders, outside professionals and employees and the implementation of new lines of business operations.  There can be no assurance that the specific strategies designed to return our operations to profitability and positive cash flow can be implemented to the extent and in the timeframe planned.  We have implemented financial and operational restructuring plans designed to improve operating efficiencies, reduce and eliminate cash losses and position ourselves for profitable operations.  Delays and difficulties in achieving sales targets, realizing cost savings, retaining employees and implementing additional profitable lines of business, and other turnaround efforts could result in continued operating losses and a decrease or loss in the value of our common stock.

The market for our services is highly competitive and such competition within our industry can lead to lower profit margins and reduced volume of new work.

As the GIS services industry evolves, additional competitors may enter the industry.  In addition, other improvements in technology could provide competitors or customers with tools to perform the services we provide and lower the cost of entry into the GIS services industry.  We are facing increased price competition, particularly in the utilities market, from relatively new entrants to the market, which perform their work utilizing mostly offshore labor, and from smaller privately held firms which are willing to operate with low profit margins.  A number of our competitors or potential competitors may have capabilities and resources greater than ours.

Our customer contracts may be adversely modified, changed or terminated prior to the expiration of the contract terms.

Most of our revenue is earned under long-term, fixed-price contracts.  Our contractual obligations typically include large projects that will extend over six months to two years.  These long-term contracts entail significant risks, including:

•                  Our ability to accurately estimate our costs to ensure the profitability of projects.

•                  Our skill at controlling costs under such fixed-price contracts once in production for profitable operations.

•                  Contracts may be signed with a broad outline of the scope of the work, with detailed specifications prepared after a contract is signed.  In preparing the detailed specifications, customers may negotiate specifications that reduce our planned project profitability.

•                  Customers may increase the scope of contracts and we must negotiate change orders to maintain planned project profit margins and cash flows.

•                  Customers may request us to slow down or scale back the scope of a project to satisfy their budget or cash constraints. Schedule delays and scope reductions may interrupt workflow, create inefficiencies, and increase cost.

•                  Customers may require a compressed schedule that may place additional strains on cash availability and management’s ability to hire and train personnel required to meet deadlines.

•                  Contracts are generally terminable by the customer on relatively short notice, and it may be difficult for us to recoup our entire investment if a project is terminated prior to completion.

•                  Large, long-term, fixed-price contracts generally increase our exposure to the effects of inflation and currency exchange rate fluctuation.

We experience quarterly variations in our operating results due to external influences beyond our control; such variations could result in a decreased stock value.

Our quarterly operating results vary significantly from quarter to quarter, depending upon factors such as the following:

•                  The timing of customers’ budget processes.  Our customers have greatly reduced purchasing of technology solutions over the past four years.  This reduction, broadly reflective of technology spending in general, may create a large demand for additional resources in the future in order to update aging systems.

•                  Slowdowns or acceleration of work by customers.  Our contracts are generally scheduled for completion over many months or perhaps years.  If delivery schedules are accelerated or delayed, our revenues may fluctuate accordingly.  Costs generally increase when a schedule is lengthened due to the additional management and administrative costs associated with a longer project.

•                  The impact of weather conditions on the ability of our subcontractors to obtain satisfactory aerial photography or field data.  Some of the data is collected in the field at the customer’s location.  Winter weather conditions and other adverse weather can greatly impact our ability to collect data bundles and thereby generate revenue.  Similarly, cloudy conditions or snow cover impacts the collection of accurate aerial photography.

For these reasons, period-to-period comparisons of our results of operations are not and will not be necessarily a reliable indication of future performance.  The fluctuations of our operating results could result in a decreased value of our stock.  We also could experience inconsistent quarterly revenues as a result of general weak economic conditions as customers defer projects or cancel planned expenditures.

We may need to invest in research and development to remain competitive and obtain new business.

We have devoted a limited amount of resources to developing and acquiring specialized data collection and conversion hardware and software.  In order to remain competitive, we must increase our selection of, investment in, acquisition and development of new and enhanced technology on a timely basis.  If competitors introduce new products and services embodying new technologies, or if we fail to adopt or develop new technologies or to adapt our products and services to emerging industry standards, we may be unable to obtain new business or maintain existing business.  There can be no assurance that we will be successful in these efforts or in anticipating developments in data conversion technology.

We may be unable to protect our proprietary rights, permitting competitors to duplicate our products and services.

We do not have any patent protection for our products or technology.  Third parties could independently develop technology similar to ours, obtain unauthorized access to our proprietary technology or misappropriate technology to which we have granted access.  Because our means of protecting our intellectual property rights may not be adequate, it may be possible for a third party to copy, reverse engineer or otherwise obtain and use our technology without authorization.  Unauthorized copying, use or reverse engineering of our products could result in the loss of current or future customers.

Our business comes from two core markets and adverse changes in those markets could cause a reduction in the demand for our services.

We derive our revenues primarily from two core markets, utilities and state and local governments.  The ongoing consolidation and reduced technology budgets of the utilities industry has and may continue to increase competition and reduce profitability for the GIS projects of current and potential customers.  Also, to the extent that utilities remain regulated, legal, financial and political considerations may constrain the ability of utilities to fund geographic information systems.  Many state and municipal entities are subject to legal constraints on spending, and a multi-year contract with any such entity may be subject to termination in any subsequent year if the entity does not choose to appropriate funds for such contracts in that year.  Moreover, fundamental changes in the business practices or capital spending policies of any of these customers, whether due to budgetary, regulatory, technological or other developments or changes in the general economic conditions in the industries in which they operate, could cause a material reduction in demand by such customers for the services we offer.  Any such reduction in demand could have a significant adverse impact on our net revenue levels.

The unavailability of a skilled labor force may hinder our ability to produce accurate, cost-effective solutions to meet the terms of our contracts.

Our business is labor-intensive and requires trained employees.  We compete for qualified personnel against numerous companies, including more established companies with significantly greater financial resources than ours.  Our business, financial condition and results of operations could be materially adversely affected if we are unable to hire qualified personnel or if we are unable to retain qualified personnel in the future.  High turnover among our employees could increase our recruiting and training costs, could affect our ability to perform services and earn revenues on a timely basis and could decrease operating efficiencies and productivity.  In addition, a significant portion of our costs consists of wages to hourly workers.  An increase in hourly wages, costs of employee benefits or employment taxes could increase our other general and administrative costs and thereby reduce our net income.

If we are unable to retain the members of our senior management team our business operations may be adversely impacted.

We have experienced a high volume of turnover in our senior management team in recent years.  Our ability to retain our management team is an important factor in our turnaround program and our ability to pursue our overall business plan.  There is no assurance that we will be able to retain the services of such key personnel.  We do not maintain any key personal life insurance policies.  Layoffs in recent years may impair our ability to retain and recruit other key personnel. The loss or interruption of the services of any member of the senior management team could have a material adverse effect on our business, financial condition and results of operations.  Our future financial results will also depend upon our ability to attract and retain highly skilled technical, managerial and marketing personnel.

The unavailability or unsatisfactory performance of our subcontractors may affect our ability to deliver quality services to our customers.

Certain of our services require us to perform tasks that are outside our expertise such as the acquisition of aerial photography.  We are dependent upon the continued availability of third party subcontractors for such production tasks.  We also use subcontractors for work similar to that performed by our own employees such as field data acquisition.  The insufficient availability of, or unsatisfactory performance by, these unaffiliated third-party subcontractors could have a material adverse effect on our business, financial condition and results of operations due to delays in project schedules, product quality and increased costs of production.

The unsatisfactory performance or unavailability of overseas subcontractors may impact our ability to profitably perform services under existing contracts.

We utilize subcontractors in India and may from time to time use subcontractors in other overseas locations to perform certain tasks such as data conversion and photogrammetric interpretation at lower costs than could be achieved in the United States.  Our ability to perform services under some existing contracts on a profitable basis is dependent upon the continued availability of our overseas subcontractors and the quality of their work.  For example, India has in the past experienced significant inflation, civil unrest and regional conflicts.  Events or governmental actions that would impede or prohibit the operations of our subcontractors could have a material adverse effect on us.  In September 2004, we concluded a five-year exclusive agreement with InfoTech Enterprises, Ltd., an India-based company, which provided production capacity for data conversion and other related services.  During the term of the agreement, InfoTech provided more than 90% of our offshore subcontractor services (which services constituted less than 10% of our total production costs).  We continue to utilize InfoTech’s services as well as alternate sources of labor in India.  If we seek additional sources of labor in India, our cost of offshore services may increase in the short term as we train a new supplier.

We receive some business from referrals and any reduction in those referrals could affect our business.

A portion of our sales is the result of referrals derived, either directly or indirectly, from engineers, software developers and consultants in the GIS industry.  We believe that our continued success in the GIS services market is dependent, in part, on our ability to maintain current relationships and to cultivate additional relationships with other industry participants.  Such participants could acquire a GIS data collection or data conversion business or businesses or form other relationships with our competitors.  There can be no assurance that relationships with GIS consultants will continue to be a source of business for us.  Our inability to maintain such relationships or to form new relationships could reduce our ability to obtain new business and maintain existing business, thereby reducing our revenue.

We have outstanding preferred stock and “blank check” preferred stock that could be issued resulting in the dilution of share ownership.

Our Articles of Incorporation allow the Board of Directors to issue up to 2,500,000 shares of preferred stock and to fix the rights, privileges and preferences of those shares without any further vote or action by the shareholders.  Our outstanding preferred stock holds dividend priority and liquidation preferences over shares of our common stock (“Common Stock”).  However, because the outstanding preferred stock is not convertible to Common Stock, it has no potential dilutive effect on our outstanding shares of Common Stock.  Nonetheless, the Common Stock will be subject to dilution if our Board of Directors utilizes its right to issue additional shares of preferred stock that is convertible into Common Stock.  The rights of the holders of Common Stock are and will be subject to, and may be adversely affected by, the rights of the holders of the 166,435 shares of preferred stock that we have previously issued and any preferred stock that we may issue in the future.  Any such issuance could be used to discourage an unsolicited acquisition proposal by a third party.

Our stock price is highly volatile and the purchase or sale of relatively few shares can disproportionately influence the share price.

The trading price and volume of our Common Stock has been and may continue to be subject to significant fluctuations in response to:

•           actual or anticipated variations in our quarterly operating results;

•           the introduction of new services or technologies by us or our competitors;

•           changes in other conditions in the GIS industry or in the industries of any of our customers;

•           changes in governmental regulation, government spending levels or budgetary procedures; and

•           changes in the industry generally, or seasonal, general market or economic conditions.

The trading price of our Common Stock may vary without regard to our operating performance.  Historically, we have been a thinly traded stock, therefore relatively few shares traded can disproportionately influence share price.

Item 2. Property

We operate two offices in the United States.  We lease approximately 8,000 square feet in San Antonio, Texas, and approximately 8,100 square feet in Waukesha, Wisconsin.

Item 3. Litigation

On June 26, 2002, two of our shareholders, the Epner Family Limited Partnership and the Braverman Family Limited Partnership, (“Claimants”), initiated arbitration proceedings against us.  They alleged that certain representations and warranties, which we made in connection with our acquisition of Cartotech, Inc., in June 1998, were false because our financial condition allegedly was worse than depicted in our financial statements for 1997 and the unaudited reports for the first two quarters of fiscal 1998.   In December 2003, an American Arbitration Association panel ruled in our favor, awarding zero damages to the Claimants and ordering each side to bear its own attorneys’ fees.  The Claimants also filed suit against four of our former officers for alleged violation of Texas and Indiana securities laws in connection with our acquisition of Cartotech.  The case was dismissed on January 30, 2004.  Our insurer reimbursed $1.8 million of the defense costs, which totaled approximately $2.1 million.

In November 2005, we received an alias summons notifying us that we have been named as a party to a suit filed by Sycamore Springs Homeowners Association.  The summons names the developer of the Sycamore Springs neighborhood as well as other firms that may have rendered professional services during the development of the neighborhood.  The claimants allege that the services of Mid-States Engineering, which was a subsidiary of MSE Corporation when we acquired MSE in 1997, affected the drainage system of Sycamore Springs neighborhood, and seek damages from flooding that occurred on September 1, 2003.  The summons does not quantify the amount of damages that are being sought nor the period that the alleged wrongful actions occurred.  We sold Mid-States Engineering on September 30, 1999.   We believe that we have been wrongfully named in the suit and we are diligently pursuing dismissal without prejudice.

We are also subject to various other routine litigation incidental to our business.  Management does not believe that any of these routine legal proceedings would have a material adverse effect on our financial condition or results of operations.

Item 4. Submission Of Matters To A Vote Of Shareholders

On September 29, 2005, at the annual meeting of shareholders, our shareholders reelected four directors to the Board of Directors and ratified the appointment of Pannell Kerr Forster of Texas, P.C. as our independent registered public accounting firm for the fiscal year ended September 30, 2005.

The following table provides the number of votes cast on each matter:

	FOR	AGAINST	WITHHELD
Election of Board of Directors

R. Thomas Roddy	2,468,716	—	44,101
Edward P. Gistaro	2,468,603	—	44,214
Rad Weaver	2,468,709	—	44,108
Lori A. Jones	2,504,187	—	8,630

	FOR	AGAINST	ABSTAIN
Ratification of Pannell Kerr Forster of Texas, P.C. as independent registered public accounting firm	2,400,973	107,448	4,396

PART II.

Item 5. Market For The Registrant’s Common Stock And Related Shareholder Matters

Since June 6, 2002 our common stock (“Common Stock”) has traded on the NASDAQ SmallCap Market under the symbol “ANLT.”  As of October 1, 2005, we had approximately 5,200 holders of record.  The following table sets forth the high and low closing bid prices for our Common Stock as reported on NASDAQ.  Prices have been adjusted to reflect the one-for-ten reverse split effective October 2, 2002.

	High	Low
Year Ended September 30, 2005
First quarter	$8.70	$1.10
Second quarter	4.18	2.16
Third quarter	2.37	1.32
Fourth quarter	2.25	1.33

Year Ended September 30, 2004
First quarter	4.09	1.30
Second quarter	5.43	2.51
Third quarter	3.90	1.60
Fourth quarter	2.01	1.25

The high and low bid prices reflect inter-dealer prices, without retail mark-up, markdown or commission and may not necessarily represent actual transactions.

Our April 2, 2002, we issued a senior secured convertible promissory note (“Old Note”) to Tonga Partners, L.P. (“Tonga”) in the original principal amount of $2.0 million and a warrant (“Warrant”) to purchase 500,000 shares of our Common Stock.  The sale and issuance of such securities were deemed to be exempt from registration under Section 4(2) of the Securities Act of 1933. In connection with the transaction, Tonga established to our satisfaction that it is an accredited investor.

On October 29, 2003, Tonga converted $300,000 principal of the Old Note.  We issued 261,458 shares of our Common Stock pursuant to the partial conversion and interest due thereon at a conversion price of $1.24, which represented 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to October 29, 2003.  The $2 million note was exchanged for the shares and a $1.7 million note (“Second Note”) bearing the same terms.  The newly issued shares increased our total common shares outstanding from 823,965 to 1,085,423. Tonga owned 24% of our outstanding shares immediately after the partial conversion.

On June 30, 2004, we restructured the Second Note to cure an event of default that was triggered when the our Registration Statement on Form S-3 filed with the Securities and Exchange Commission (“SEC”) on December 30, 2003, was not declared effective by the SEC as required by the terms of the Second Note. See Note 3 to the consolidated financial statements.  The maturity date of the restructured $1.7 million senior secured convertible promissory note (the “Restructured Note”) and bears interest at a rate of 5% per annum with such interest accruing beginning on November 4, 2003.  (The Old Note, Second Note, and Restructured Note are sometimes collectively referred to as the “Note.”)  The principal amount of the Restructured Note, together with accrued and unpaid interest, is due and payable at Tonga’s option in cash or shares of our Common Stock on January 2, 2006.  Tonga retained the ability to convert the Restructured Note for shares of our Common Stock at any time, waived approximately $134,000 of accrued interest on the Second Note, waived its rights to assess liquidated damages pursuant to the Second Note, relinquished its rights under the Warrant and canceled the Warrant.

On November 10, 2004, Tonga converted the Restructured Note and accrued interest into shares of our Common Stock.  As provided by the terms of the Restructured Note, the conversion price was equal to 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to the conversion date.  Accordingly, we issued 1,701,349 shares at the conversion price of $1.05 per share.  The newly issued shares increased our total common shares outstanding from 1,104,173 to 2,805,522.  Tonga owned 67% of our outstanding shares immediately after the conversion.  As of November 15, 2004, Tonga had liquidated all of its holdings of our Common Stock.  See Note 3 to the consolidated financial statements.

Dividends

Under the terms of our Restructured Note, we were prohibited from paying dividends on our Common Stock without consent from Tonga.  As a result of Tonga’s conversion of the Restructured Note, Tonga’s consent is no longer required to pay dividends.  Since becoming a public company, we have not declared or paid cash dividends on our Common Stock and do not anticipate paying cash dividends in the foreseeable future.  We presently expect that we will retain all future earnings, if any, for use in our operations and the expansion of our business.

Equity Compensation Plan Information

The following table gives information about equity awards under our equity compensation plans.  The table includes inducement options that were issued in fiscal 2004.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	122,303	$4.07	353,291
Equity compensation plans not approved by security holders	25,575	$2.70	59,425
Total	147,878	$3.83	412,716

Recent Sales of Unregistered Securities

None

Issuer Purchases of Equity Securities.

None

Item 6. Management’s Discussion And Analysis Of Financial Condition And Results Of Operations

The discussion of our financial condition and results of operations of the Company set forth below should be read in conjunction with the consolidated financial statements and related notes thereto included elsewhere in this Form 10-KSB. This Form 10-KSB contains forward-looking statements that involve risk and uncertainties. The statements contained in this Form 10-KSB that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. When used in this Form 10-KSB, or in the documents incorporated by reference into this Form 10-KSB, the words “anticipate,” “believe,” “estimate,” “intend” and “expect” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, the statements in “ Business – Overview and – Risk Factors” and statements relating to competition, management of growth, our strategy, future sales, future expenses and future liquidity and capital resources. All forward-looking statements in this Form 10-KSB are based upon information available to us on the date of this Form 10-KSB, and we assume no obligation to update any such forward-looking statements. Our actual results could differ materially from those discussed in this Form 10-KSB. Factors that could cause or contribute to such differences include, but are not limited to, the resolution or outcome of the lawsuits described in “Litigation” above, the effect of changes in our management and the ability to retain qualified individuals to serve in key management positions, and those discussed below, in “ Business— Risk Factors,” and elsewhere in this Form 10-KSB.

Overview

Founded in 1981, we are a provider of data conversion and digital mapping services to users of customized geographic information systems.

Our independent auditors, Pannell Kerr Forster of Texas, P.C., issued a going concern qualification on our financial statements for the fiscal years ended September 30, 2005 and 2004.  The going-concern qualification, which expressed substantial doubt about our ability to continue as a going concern, is based on the significant operating losses reported in fiscal 2005, 2004, and 2003, and a lack of external financing.

We experience yearly and quarterly fluctuations in production costs, salaries, wages and related benefits and subcontractor costs. These costs may vary as a percentage of sales from period to period.  In September 2004, our five-year exclusive supply agreement with InfoTech Enterprises, Ltd., an India-based company, to provide production capacity for data conversion and other related services expired.  We utilized InfoTech to provide more than 90% of our offshore subcontractor services (which work constitutes less than 10% of our total production costs).  During fiscal 2005 we supplemented our offshore conversion capacity as we utilized additional sources of offshore services in addition to InfoTech.   We intend to continue to utilize offshore subcontractors for a large percentage of certain data entry production work in fiscal 2006 to reduce production costs and develop new services.

Our backlog has been impacted by changes in macroeconomic and industry market conditions.  These conditions, first encountered in fiscal 2000 and which have continued through fiscal 2005, include interest rate and exchange rate stability, public sector spending levels, and the size of investment spending.  The 2005 Geospatial Technology Report succinctly addresses the traditional marketplace in which ASI serves. Historically, the most significant costs associated with GIS project implementations was acquiring / loading the system with GIS data. In fact, the effort associated with this activity approached 75% of total project cost.  Today’s technology has dramatically altered the landscape in such ways that commercial off-the-shelf (“COTS”) hardware and software solutions provide the ability to offer the customer low cost base map data.  Additionally, satellite remote sensing base data is supplemented with companies offering topographic, planimetric, and cadastral data, all COTS available. This trend has shifted spending on digitizing efforts to COTS acquisitions. This shift to COTS coupled with offerings from service firms with large labor content in India, has resulted in lower margins and increased competition in the industry. The technologies utilized by our GIS customer base continue to advance and demand a current and accurate depiction of their spatially located assets, however, this need appears to be satisfied by in-house customer operations on an increasing basis.  We believe these adverse market conditions were and continue to be primarily caused by the recessionary economic climate, consolidation in the utility industry, an industry trend to utilize new software solutions that enable our traditional customers to employ their own geospatial information resources, as well as increased competition from companies with offshore operations.  Backlog increases when new contracts are signed and decreases as revenues are recognized.  The changes in macroeconomic and industry market conditions have resulted in a reduction of the execution of new contracts and the renewal of expiring contracts, thus causing a decrease in our backlog.  At September 30, 2005, backlog was $4.0 million, $3.7 million of which we expect to fill in fiscal 2006.  At September 30, 2004, backlog was $6.5 million.

We seek long-term GIS conversion projects and currently have two contracts that have a contract value greater than $2 million or longer than two years in duration, which can increase risk due to inflation, as well as changes in customer expectations and funding availability.  Our contracts are generally terminable on short notice, and while we rarely experience such termination, there is no assurance that we will receive all of the revenue anticipated under signed contracts.  See Item 1. “Business — Risk Factors – Our customer contracts may be adversely modified, changed or terminated prior to the expiration of the contract terms.”

We are pursuing alternative business strategies designed to diversify our operations and the risks thereon.  We are seeking business lines that have a shorter sales cycle and higher margins than is produced by our current business endeavors.  In December 2005, we engaged a consulting firm to assist in identifying and pursuing such endeavors, with a particular focus on the oil and gas energy sector, including exploration and production, as well as any other sector that presents attractive opportunities for our shareholders.  However, there is no assurance that we can identify such business strategies and execute our entrance to such markets in a timely manner.

Critical Accounting Policies

Revenue Recognition.  We recognize revenue using the percentage of completion method of accounting on a cost-to-cost basis.  For each contract, an estimate of total production costs is determined and these estimates are reevaluated monthly.  The estimation process requires substantial judgments on the costs over the life of the contract, which are inherently uncertain.  The duration of the contracts and the technical challenges included in certain contracts affect our ability to estimate costs precisely.  Production costs consist of internal costs, primarily salaries and wages, and external costs, primarily subcontractor costs.  Internal and external production costs may vary considerably among projects and during the course of completion of each project.  At each accounting period, the percentage of completion is based on production costs incurred to date as a percentage of total estimated production costs for each of the contracts.  This percentage is then multiplied by the contract’s total value to calculate the sales revenue to be recognized. The percentage of completion is affected by any factors which influence either the estimate of future productivity or the production cost per hour used to determine future costs.  We recognize losses on contracts in the period such loss is determined. In fiscal 2005, we recognized $.7 million in provision for loss contracts.  Sales and marketing expenses associated with obtaining contracts are expensed as incurred.  If we underestimate the total cost to complete a project we would recognize a disproportionately high amount of revenue in the earlier stages of the contract, which would result in disproportionately high profit margins in the same period.  Conversely, if we overestimate the cost to complete a project, a disproportionately low amount of revenue would be recognized in the early stages of a contract.  While our contracts generally contain termination clauses they also provide for reimbursement of costs incurred to date in the event of termination.

Valuation of Accounts Receivable.  We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments.  Management routinely assesses the financial condition of our customers and the markets in which these customers participate.  If the financial condition of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances might be required.

Litigation.  We are subject to various claims, lawsuits and administrative proceedings that arise from the ordinary course of business.  Liabilities and costs associated with these matters require estimates and judgment based on professional knowledge and experience of management and our legal counsel.  When estimates of our exposure for claims or pending or threatened litigation matters meet the criteria of SFAS No. 5, amounts are recorded as charges to operations.  The ultimate resolution of any exposure may change as further facts and circumstances become known.

Income Taxes.  We reported a net loss in fiscal 2004 and 2005.  The current and prior year losses have generated a sizeable federal tax net operating loss, or NOL, carryforward which totals approximately $29 million as of September 30, 2005.

U.S. generally accepted accounting principles require that we record a valuation allowance against the deferred tax asset associated with this NOL if it is “more likely than not” that we will not be able to utilize it to offset future taxes.  Due to the size of the NOL carryforward in relation to our recent history of unprofitable operations and due to the continuing uncertainties surrounding our future operations as discussed above, we have not recognized any of this net deferred tax asset.  We currently provide for income taxes only to the extent that we expect to pay cash taxes (primarily state taxes and the federal alternative minimum tax) on current taxable income.

It is possible, however, that we could be profitable in the future at levels which cause management to conclude that it is more likely than not that we will realize all or a portion of the NOL carryforward.  Upon reaching such a conclusion, we would immediately record the estimated net realizable value of the deferred tax asset at that time and would then provide for income taxes at a rate equal to our combined federal and state effective rates, which would approximate 39% under current tax rates.  Subsequent revisions to the estimated net realizable value of the deferred tax asset could cause our provision for income taxes to vary significantly from period to period, although our cash tax payments would remain unaffected until the benefit of the NOL is utilized.

Results Of Operations

The following table sets forth, for the fiscal years ended September 30, 2005 and 2004, selected consolidated statement of operations data expressed as a percentage of sales:

Percentage of Sales:	2005	2004

Revenues	100.0%	100.0%
Costs and expenses:
Salaries, wages and benefits	86.8	52.0
Subcontractor costs	25.1	32.0
Other general and administrative	38.1	30.4
Bad debts (recoveries)	0.0	0.0
Depreciation and amortization	2.9	2.4
Severance and related costs	1.1	1.4
Loss from operations	(54.0)	(18.2)
Other expense, net	(1.1)	(5.2)
Gain on extinguishment of debt	—	12.7
Loss before income taxes	(55.1)	(10.7)
Income taxes	—	—
Net loss	(55.1)%	(10.7)%

Fiscal Years Ended September 30, 2005 and 2004

Revenues.  We recognize revenues as services are performed.  Revenues recorded in a period are reported net of adjustments to reflect changes in estimated profitability of each project.  Revenues decreased 47.8% or $5.5 million to $6.1 million for fiscal 2005 from $11.6 million for fiscal 2004.  The decrease in revenues is due to a lower number of active contracts in the fiscal 2005 period.  The level of new contract signings in each of the past four fiscal years was lower than in previous years and, as a result, revenues have decreased as well.  We believe this decrease in contract signings is attributable to lower demand for and reduced spending levels in information technology services and increased competition by low-cost service providers both in general and specific to the GIS industry.

Salaries, Wages and Benefits.  Salaries, wages and benefits include employee compensation for production, marketing, selling, administrative, and executive employees.  Salaries, wages and benefits decreased 12.9% to $5.3 million for fiscal 2005 from $6.0 million for fiscal 2004.  The decrease was a result of reductions in our workforce related to reduced revenue volume, our decision to subcontract a portion of our production work to offshore subcontractors, and our use of domestic subcontractors to manage fluctuating labor needs.

Subcontractor Costs.  Subcontractor costs include production costs incurred through the use of third parties for production tasks such as data conversion services to meet contract requirements, and field survey services.  The use of domestic subcontractors enables us to better manage the fluctuations in labor requirements as we complete and begin new projects as well as during the various phases of contracts.  Subcontractor costs decreased 59.0% to $1.5 million for fiscal 2005 from $3.7 million for fiscal 2004, and to 25.1% from 32.0%, respectively, as a percentage of revenues.  The decrease was due to our reduced business volume.

Other General and Administrative.  Other general and administrative expenses include rent, maintenance, travel, supplies, utilities, insurance and professional services.  Such expenses decreased 34.6% to $2.3 million for fiscal 2005 from $3.5 million for fiscal 2004.  The decrease was attributable to decreases in occupancy, travel, and professional fee expenses, as well as the general decrease in personnel and related expenses in fiscal 2005 as compared to fiscal 2004.   Additionally, we received a $143,000 legal expense reimbursement related to the Tonga debt conversion that served to reduce general and administrative expenses.

Depreciation and Amortization.  Depreciation and amortization for fiscal 2005 decreased 35.9% to $175,000 from $273,000 for fiscal 2004 due to equipment becoming fully depreciated.  The replacement cost on computer equipment is significantly lower than the replaced items.  Additionally, we have been able to upgrade existing equipment, which has minimized our need to purchase new equipment.  Accordingly, depreciation expense has decreased in recent periods.

Severance and Related Costs.  We incurred severance expense of $67,000 in fiscal 2005 and $164,000 in fiscal 2004.  The expense in fiscal 2005 was incurred as a result of the termination of the former CEO employment contract that provided for a significant severance payment, while the fiscal 2004 expense was related to the reduction of several positions during that year.

Other Income (Expense).  Other income (expense) is comprised primarily of interest expense and other income resulting from the change in the fair value of the derivative features of the Restructured Note.  Interest expense decreased to $78,000 for fiscal 2005 from $681,000 in fiscal year 2004. The decrease, which totaled $603,000 for the year, was a result of the elimination of interest expense effected by the conversion of the Restructured Note on November 10, 2004 and the early redemption of our Preferred Stock in June 2004.   We incurred non-cash interest expense related to the Second Note and the Restructured Note and the Preferred Stock of $17,000 and $190,000 in fiscal 2005 and 2004, respectively.  We incurred non-cash interest expense related to the dividends accrued and accretion of the Preferred Stock totaling $71,000 in fiscal 2005 as compared to $486,000 in fiscal 2004.  See Note 4 to the consolidated financial statements.  Other interest expense related to various other debt instruments was offset by interest income.

Other income (expense) is earned (incurred) as a result of the decrease or increase in the fair market values of the derivative features, which change proportionately with the change in the market value of our Common Stock.  We recorded other income totaling $12,000 and $75,000 in fiscal 2005 and 2004, respectively, as a result of the decrease in the fair market value of the derivative features of and amortization of the premium on the Restructured Note at the end of each period.

Gain on Extinguishment of Debt.  In fiscal year 2004, we recorded a $1,475,000 gain on the early redemption of 1,341,100 shares of our Preferred Stock.  We paid the holders of these preferred shares a payment totaling $251,456, to redeem the shares.  The carrying value of the shares on the redemption dates was approximately $1,535,000.  Accrued dividends totaling approximately $191,000 were forgiven in the redemption agreement.

Income Tax Benefit.  Federal income tax expense for fiscal year 2005 is projected to be zero and accordingly, we recorded an effective federal income tax rate of 0%.  Federal income tax expense for fiscal year 2004 was zero.  As a result of the uncertainty that sufficient future taxable income can be recognized to realize additional deferred tax assets, no income tax benefit has been recognized for fiscal 2005 and 2004.

Net Loss.  Net loss available to common shareholders increased $2.1 million to $3.3 million in fiscal 2005 from the $1.2 million net loss in fiscal 2004.  The larger net loss in fiscal 2005 was a result of lower revenues and increases in project costs in 2005.  Additionally, the fiscal 2004 loss from operations was offset by the $1.475 million gain on extinguishment of debt that we recorded in fiscal 2004.

Liquidity And Capital Resources

Table of Contractual Obligations.  Below is a schedule (by period due) of the future payments (in thousands), which we are obligated to make over the next five years based on agreements in place as of September 30, 2005.

	Fiscal Year Ending September 30
	2006	2007	2008	2009	2010	Total
Operating leases	$107	—	—	—	—	$107
Capital lease obligations	21	21	16	—	—	58
Debt	—	—	—	—	—	—
Preferred stock redemption	—	300	—	—	—	300
Total	$128	321	16	—	—	$465

Historically, the principal source of our liquidity consisted of cash flow from operations supplemented by secured lines-of-credit and other borrowings.  At September 30, 2005, our debt obligations included, redeemable preferred stock with a redemption value of $266,298 and miscellaneous borrowings. A mandatory redemption payment of $299,583 is due on December 27, 2006.  On December 28, 2006, the redemption payment increases to $332,870.  We do not have a line of credit and there is no assurance that we will be able to obtain additional borrowings should we seek to do so.

Our debt is summarized as follows (in thousands).

	September 30, 2005	September 30, 2004
Long-Term Debt
Senior secured convertible note—related party	$0	$1,601
Other debt and capital lease obligations	47	53
Redeemable preferred stock	247	319
	294	1,973
Less current portion	(17)	(182)
	$277	$1,791

On April 2, 2002, we completed the sale of a $2.0 million senior secured convertible note (“Old Note”) and a warrant (“Warrant”) to purchase 500,000 of our common stock (“Common Stock”) to Tonga.  The Old Note, which carried a face value of $2 million, had a maturity date of April 2, 2005, and accrued interest at an annual rate of 5.00%.  Accrued interest was not payable in cash but was to be converted into Common Stock upon the Old Note’s voluntary conversion date or maturity.

On October 29, 2003, we received a notice of conversion from Tonga for $300,000 in principal of the Old Note.  On November 6, 2003, we issued 241,936 shares at a conversion price equal to $1.24, which represented 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to October 29, 2003.  We also issued 19,522 shares at the same conversion price for $24,208 of accrued interest on the converted principal.  The Old Note was exchanged for the shares and a $1.7 million debenture (“Second Note”) bearing the same terms.  The newly issued shares increased our total common shares outstanding from 823,965 to 1,085,423.  Tonga owned 24% of our outstanding shares immediately after the partial conversion.

On May 28, 2004, an event of default was triggered under the Second Note when our Registration Statement on Form S-3 filed with the SEC on December 30, 2003 to register shares of our Common Stock that were issued or are issuable pursuant to the Old Note, the Second Note, and the Warrant was not declared effective by the SEC.

On June 30, 2004, the event of default was cured when we restructured the Second Note.  The restructured $1.7 million senior secured convertible promissory note (the “Restructured Note”) bore interest at a rate of 5% per annum with such interest accruing beginning on November 4, 2003.  The principal amount of the Restructured Note, together with accrued and unpaid interest, was due and payable at Tonga’s option in cash or shares of our Common Stock on January 2, 2006.  Tonga retained the right to convert the Restructured Note for shares of our Common Stock at any time.  Tonga waived accrued interest on the Second Note through November 3, 2003, which totaled $134,000.  Tonga also waived its rights to assess liquidated damages pursuant to the Second Note, relinquished its rights under the Warrant and canceled the Warrant.

The carrying value of the Second Note immediately prior to execution of the Restructured Note was $1.616 million, which reflected the $1.7 million face value less the $84,000 unamortized discount.  Additionally, immediately prior to the execution of the Restructured Note, the fair value of the Warrant totaled approximately $67,000, and the fair value of the conversion feature of the Second Note totaled approximately $62,000.  As a result of the extended term of the Restructured Note, the estimated fair value of the conversion feature increased to approximately $119,000.  We recorded the Restructured Note at $1.581 million reflecting a discount for the $119,000 estimated fair value of the conversion feature, which was recorded as a current liability.  This transaction resulted in a net decrease in total liabilities of approximately $180,000.  The decrease consisted of $134,000 of waived interest, the $68,000 fair value of the canceled Warrant, and a $35,000 decrease in the carrying value of the Restructured Note, offset by a $57,000 increase in the fair value of the conversion feature.  We recorded the $180,000 decrease in liabilities as a capital contribution pursuant to Staff Accounting Bulletin Topic 1:B.

The $1.581 million carrying value of the Restructured Note was accreted to its face value as we recorded interest expense over the remaining eighteen-month term at a rate of approximately $20,000 per quarter.  The effective interest rate of the Restructured Note was 12.14%.  On September 7, 2004, our amended Registration Statement on Form S-3/A was declared effective by the SEC.  Simultaneous to the effectiveness of the registration, the net cash settlement provisions in the Restructured Note that effected the derivative classification of the conversion feature were extinguished.  We revalued and reclassified the conversion feature as a conversion premium (“Premium”) with an estimated value of $129,000, which would be amortized to income over the remaining term of the Restructured Note, or through January 2, 2006.  We amortized the Premium, recognizing approximately $7,000 in other income from September 7 to September 30, 2004.  At September 30, 2004, accrued interest on the Restructured Note totaled approximately $78,000, and the carrying value of the unamortized Premium totaled approximately $122,000.

On November 11, 2004, we received a notice of conversion (“Conversion”) dated November 10, 2004, from Tonga to convert the outstanding principal of the Restructured Note and the related accrued interest into our Common Stock at the conversion price set forth in the Restructured Note.  The conversion price was $1.05, and was equal to 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to November 10, 2004.  The newly issued shares increased our total common shares outstanding from 1,104,173 to 2,805,522.  Tonga owned 67% of our outstanding shares immediately after the Conversion.  According to filings made by Tonga under Section 16 of the Exchange Act, Tonga liquidated its holdings of our Common Stock by November 15, 2004.

On November 10, 2004, the carrying value of the Restructured Note and accrued interest thereon totaled approximately $1,719,420 ($1.7 million less unamortized discount of $90,857, plus unamortized Premium of $110,277) and $86,417, respectively.  The

Conversion resulted in a decrease in related party debt consisting of the carrying value of the Restructured Note and the related accrued interest, totaling $1,805,837, and a corresponding increase in stockholders’ equity.

We were generally restricted from issuing additional equity securities without Tonga’s consent, and Tonga had a right of first refusal as to certain subsequent financings.  The Restructured Note was secured by all of our assets.  As part of the transaction, for a period of three years from the date of the Old Note, Tonga had the right to appoint a majority of our board of directors.  Tonga appointed three members to the Board and as a result, controlled ASI.   However, the conversion of the Restructured Note released the security interest in all of our assets.  Upon Tonga’s disposal of its holdings of our Common Stock, Tonga relinquished its right to appoint directors.  In December 2004, we appointed two new independent directors in conjunction with the resignation of the three Tonga-appointed directors.  As a result, Tonga relinquished control of ASI.

At September 30, 2005, 166,435 shares of Preferred Stock were outstanding, and which are redeemable on or before December 28, 2006.  In December 2004, we redeemed 92,465 shares pursuant to the terms of the Preferred Stock, which provided for a mandatory redemption payment on December 28, 2004.  We paid the holder of the Preferred Stock $129,450 and redeemed the shares at $1.40 per share.  The redemption price increases by $0.20 per year to $1.80 on December 28, 2005 ($299,583), and to $2.00 on December 28, 2006 ($332,870).  We must redeem the Preferred Stock on or before December 28, 2006.

The Preferred Stock earns a dividend at the annual rate of 5.00% of the then applicable redemption price on a cumulative, non-participating basis and has a liquidation preference equal to the then applicable redemption value of shares outstanding at the time of liquidation.  Since its issuance, we have accrued but not declared or paid dividends on the Preferred Stock.  Accrued dividends at September 30, 2005, totaled approximately $57,000.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  Since fiscal 2000, we have experienced significant operating losses with corresponding reductions in working capital.  Our revenues and backlog decreased significantly during that time.  These factors, among others, have resulted in our independent auditors issuing an audit opinion on the September 30, 2005, financial statements that expressed substantial doubt about our ability to continue as a going concern.

To address the going concern issue, management implemented financial and operational restructuring plans designed to improve operating efficiencies, reduce and eliminate cash losses, and position us for profitable operations. Financial steps included the retirement of 84% of our preferred stock for 12% of its redemption value and accrued dividends, which also reduced future interest expense incurred on the preferred stock.  We restructured our convertible debt by issuing the Restructured Note to cure an event of default and reduced the total interest payable thereon.  The conversion of the Restructured Note by Tonga in November 2004 reduced our debt by $1,696,000, eliminated future related interest expense and improved our debt to equity ratio.  We have reduced our general and administrative expenses by reducing occupancy costs and streamlining our executive, senior and middle management teams.  Financial steps included restructuring our bank debt through the issuance of preferred stock and convertible debt, subsequent collection of the federal income tax refund and sale of non-core assets. Operational steps included the consolidation of production services to two solution centers, reduction of corporate and non-core spending activities, outsourcing certain components of projects, and streamlining our sales and marketing team. In fiscal 2004, we retired 84% of our preferred stock for 12% of its redemption value and accrued dividends.

The financial statements do not include any adjustments relating to the recoverability of assets and the classifications of liabilities that might be necessary should we be unable to continue as a going concern.  However, we believe that our turnaround efforts, if successful, will improve operations and generate sufficient cash to meet our obligations in a timely manner.

In the absence of a line of credit and because of our inability to secure debt on terms that would be considered reasonable based on our recent operating history, we depend on internal cash flow to sustain operations.  Internal cash flow is significantly affected by customer contract terms and progress achieved on projects.  Fluctuations in internal cash flow are reflected in three contract-related accounts: accounts receivable; revenues in excess of billings; and billings in excess of revenues. Under the percentage of completion method of accounting:

•                  “Accounts receivable” is created when an amount becomes due from a customer, which typically occurs when an event specified in the contract triggers a billing.

•                  “Revenues in excess of billings” occur when we have performed under a contract even though a billing event has not been triggered.

•                  “Billings in excess of revenues” occur when we receive an advance or deposit against work yet to be performed.

These accounts, which represent a significant investment by us in our business, affect our cash flow as projects are signed, performed, billed and collected.  At September 30, 2005, we had multiple contracts with four of our current customers accounted for 72% of our consolidated revenues in fiscal 2005 (British Telecommunications PLC (“BT”), 21%; MWH Americas, Inc., 18%; Worldwide Services, Inc, and Intergraph (“WWS”), 16%; and Michigan Consolidated Gas Company (“Michcon”), 17%).  All four of these customers fall within our utility market.  Two customers, WWS and Michcon, accounted for 68% and 10%, respectively, or 78%, of total accounts receivable and revenue in excess of billings at September 30, 2005.  Billing terms are negotiated in a competitive environment and, as stated above, are based on reaching project milestones.  We anticipate that sufficient billing milestones will be achieved during fiscal 2005 such that revenue in excess of billings for these customer contracts will begin to decline.

In order to meet our short-term cash requirements we must collect more cash from our customers than we pay to our employees and suppliers.  To meet our long-term cash requirements, we must complete certain projects in fiscal 2006 and 2007 that are related to the balance of revenues in excess of billings at September 30, 2005, in order to generate sufficient cash flow to fund operations and expenditures and to meet our debt requirements.  We anticipate that the successful completion of these projects will reduce the balance of unearned revenue and generate cash sufficient to meet both our short-term and long-term debt obligations.  We expect that we will be able to complete a majority of these contracts by June 30, 2006, but there can be no assurance that market conditions or other factors may prevent us from doing so or that the cash generated will be equal to the amount that we currently anticipate.  If we are unable to complete the contracts and generate cash by earning and collecting our unearned revenues, we will be forced to obtain additional financing and/or restrict capital and operating expenditures to match available resources.  If these actions are not sufficient, and we are not able to meet our commitments when due, then we will be forced to liquidate assets and repay our secured creditors with the proceeds.

We are pursuing alternative business strategies designed to diversify our operations and the risks thereson.  We are seeking business lines that have a shorter sales cycle and higher margins than is produced by our current business endeavors.  In December 2005, we engaged a consulting firm to assist in identifying and pursuing such endeavors, with a particular focus on the oil and gas energy sector, including exploration and production.  We will also evaluate other sectors that present attractive opportunities for our shareholders. However, there is no assurance that we can identify such business strategies and execute our entrance to such markets in a timely manner.

Our operating activities used $48,000 and $757,000 cash in fiscal 2005 and 2004, respectively.  Contract-related accounts described in the previous paragraph declined $3.3 million and $3.0 million in fiscal 2005 and 2004, respectively.  Accounts payable and accrued expenses decreased $367,000 and $1.9 million in fiscal 2005 and 2004, respectively.  Prepaid expenses decreased $102,000 in fiscal 2005 and increased $17,000 in 2004.

Cash provided by investing activities principally consisted of proceeds from sales of assets, offset by the purchases of equipment and leasehold improvements.  We purchased equipment and leasehold improvements totaling $88,000 and $23,000 in 2005 and 2004.

Cash used by financing activities for fiscal years 2005 and 2004 was $111,000 and $310,000, respectively. We paid $129,450 in accordance with the mandatory redemption terms of our preferred stock and redeemed 92,465 shares in December 2004.

Impact Of Recently Issued Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board (“FASB”) published revisions to SFAS No. 123.  The revised SFAS No. 123 (“SFAS No. 123R”) requires companies to account for share-based payment transactions using a fair-value based method, thereby eliminating the disclosure-only provisions of SFAS No. 123.  SFAS No. 123R is effective for all small business public entities as of the beginning of the first interim or annual reporting period for fiscal years beginning after December 15, 2005.  We are currently evaluating the impact on our financial condition and the results of operations.  We currently elect the disclosure-only provisions of Statement SFAS No. 123R.

In December 2004, the FASB issued SFAS No. 153, “Accounting for Non-monetary Transactions” (“SFAS 153”).  SFAS 153 requires non-monetary exchanges to be accounted for at fair value, recognizing any gain or loss, if the transactions meet a commercial-substance criterion and fair value is determinable.  SFAS No. 153 is effective for non-monetary transactions occurring in fiscal years beginning after June 15, 2005.  The Company believes that the implementation of this standard will not have a material effect on the Company’s consolidated financial position or results of operations.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (“SFAS 154”), “Accounting for Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3.”  This statement changes the requirements for the accounting for and reporting of a change in accounting principle.  This statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.  When a pronouncement includes specific transition provisions, those provisions should be followed.  This statement is effective for fiscal years beginning after December 15, 2005 and is not expected to have a material impact on the Company’s consolidated financial statements.

Item 7. Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Analytical Surveys, Inc.

We have audited the accompanying consolidated balance sheets of Analytical Surveys, Inc. and Subsidiaries as of September 30, 2005 and 2004, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the years then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Analytical Surveys, Inc. and Subsidiaries as of September 30, 2005 and 2004, and the results of their operations and their cash flows for each of the years then ended in conformity with U. S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 14 to the consolidated financial statements, the Company has suffered significant operating losses in 2005 and prior years and does not currently have external financing in place to fund working capital requirements, which raises substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to this matter are also described in Note 14.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ PANNELL KERR FORSTER OF TEXAS, P.C.

December 7, 2005
Houston, Texas

ANALYTICAL SURVEYS, INC.

AND SUBSIDIARIES

Consolidated Balance Sheets

September 30, 2005 and 2004

(In thousands)

	2005	2004
Assets
Current assets:
Cash and cash equivalents	$622	$867
Accounts receivable, net of allowance for doubtful accounts of $50 and $54 at September 30, 2005 and 2004, respectively	1,529	3,431
Revenue earned in excess of billings	1,612	3,006
Prepaid expenses and other	81	183
Total current assets	3,844	7,487
Equipment and leasehold improvements, at cost:
Equipment	3,979	4,783
Furniture and fixtures	363	484
Leasehold improvements	75	267
	4,417	5,534
Less accumulated depreciation and amortization	(4,249)	(5,274)
Net equipment and leasehold improvements	168	260
Total assets	4,012	7,747
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	17	53
Billings in excess of revenue earned	425	468
Accounts payable	289	882
Accrued interest – related party	—	78
Accrued liabilities	688	479
Accrued payroll and related benefits	687	678
Redeemable preferred stock – current portion	—	129
Fair value of derivative features – related party	—	122
Total current liabilities	2,106	2,889
Long-term debt:
Capital lease obligations, less current portion	30	—
Long-term debt – related party	—	1,601
Redeemable preferred stock; no par value. Authorized 2,500 shares; 166 and 259 shares issued and outstanding at September 30, 2005 and 2004, (liquidation value $266 and $362), respectively	247	190
Total long-term debt	277	1,791
Total liabilities	2,383	4,680
Commitments and contingencies
Stockholders’ equity:
Common stock, no par value. Authorized 10,000 shares; 2,869 and 1,104 shares issued and outstanding at September 30, 2005 and 2004, respectively	35,312	33,410
Accumulated deficit	(33,683)	(30,343)
Total stockholders’ equity	1,629	3,067
Total liabilities and stockholders’ equity	$4,012	$7,747

See accompanying notes to consolidated financial statements.

ANALYTICAL SURVEYS, INC.

AND SUBSIDIARIES

Consolidated Statements of Operations

Years ended September 30, 2005 and 2004

(In thousands, except per share amounts)

	2005	2004

Revenues	$6,063	$11,608
Costs and expenses:
Salaries, wages and benefits	5,261	6,041
Subcontractor costs	1,524	3,714
Other general and administrative	2,310	3,533
Depreciation and amortization	175	273
Severance and related costs	67	164
Total operating costs	9,337	13,725
Loss from operations	(3,274)	(2,117)
Other income (expense):
Interest expense, net	(78)	(681)
Other income, net	12	76
Gain on extinguishment of debt	—	1,475
Total other income (expense)	(66)	870
Loss before income taxes	(3,340)	(1,247)
Income taxes	—	—
Net loss available to common shareholders	$(3,340)	$(1,247)

Basic earnings (loss) per common share:
Net loss available to common shareholders	$(1.26)	$(1.17)

Diluted earnings (loss) per common share:
Net loss available to common shareholders	$(1.26)	$(1.17)

Weighted average common shares:
Basic	2,644	1,061
Diluted	2,644	1,061

See accompanying notes to consolidated financial statements.

ANALYTICAL SURVEYS, INC.

AND SUBSIDIARIES

Consolidated Statements of Stockholders’ Equity

Years ended September 30, 2005 and 2004

(In thousands)

	Common Stock		Accumulated	Total Stockholders’
	Shares	Amount	Deficit	Equity
Balances at October 1, 2003	824	$32,839	$(29,096)	$3,743
Net loss	—	—	(1,247)	(1,247)
Common stock issued pursuant to conversion of senior secured convertible note	261	324	—	324
Issuance of inducement stock options	—	52	—	52
Common stock issued pursuant to exercise of stock options	19	15	—	15
Contributed capital from issuance of note payable to related party	—	180	—	180
Balances at September 30, 2004	1,104	33,410	(30,343)	3,067
Net loss	—	—	(3,340)	(3,340)
Common stock issued pursuant to conversion of senior secured convertible note, net of expenses of $18	1,701	1,788	—	1,788
Issuance of inducement stock options	—	22	—	22
Common stock issued pursuant to exercise of stock options	64	92	—	92
Balances at September 30, 2005	2,869	$35,312	$(33,683)	$1,629

See accompanying notes to consolidated financial statements.

ANALYTICAL SURVEYS, INC.

AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended September 30, 2005 and 2004

(In thousands)

	2005	2004

Cash flows from operating activities:
Net loss	$(3,340)	$(1,247)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	175	273
Issuance of inducement stock options	22	52
Gain on extinguishment of debt	—	(1,475)
Accretion of interest expense on preferred stock	57	486
Accretion of interest expense on convertible debt – related party	9	104
Change in fair value of derivative instruments – related party	(12)	(75)
Loss on sale of assets	53	6
Changes in operating assets and liabilities:
Accounts receivable, net	1,902	(402)
Revenue earned in excess of billings	1,394	3,106
Prepaid expenses and other	102	(17)
Billings in excess of revenue earned	(43)	306
Accounts payable and other accrued liabilities	(376)	(1,594)
Accrued payroll and related benefits	9	(280)
Net cash used in operating activities	(48)	(757)
Cash flows from investing activities:
Purchase of equipment and leasehold improvements	(88)	(23)
Cash proceeds from sale of assets	2	5
Net cash used in investing activities	(86)	(18)
Cash flows from financing activities:
Principal payments on long-term debt and capital lease obligations	(56)	(74)
Redemption of preferred stock	(129)	(251)
Issuance of common stock pursuant to exercise of options	92	15
Costs relating to issuance of shares	(18)	—
Net cash used in financing activities	(111)	(310)
Net decrease in cash	(245)	(1,085)
Cash and cash equivalents at beginning of year	867	1,952
Cash and cash equivalents at end of year	$622	$867

Supplemental disclosures of cash flow information:
Cash paid for interest	$2	$6
Equipment acquired under capital leases	$50	$—
Non-cash financing activities
Issuance of common stock pursuant to conversion of debt	$1,806	$324
Capital contribution pursuant to restructured note	$—	$180
Accretion of preferred stock	$57	$405

See accompanying notes to consolidated financial statements.

ANALYTICAL SURVEYS, INC.

AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(1)                  Summary of Significant Accounting Policies

(a)             Business and Basis of Financial Statement Presentation

Our primary business is the production of precision computerized maps and information files used in Geographic Information Systems (“GIS”). State and local governments and utility companies use GIS to manage information relating to utilities, natural resources, streets, and land use and property taxation.

Our consolidated financial statements include the accounts of our majority owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(b)             Statement of Cash Flows

For purposes of the statement of cash flows, we consider all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents

(c)              Equipment and Leasehold Improvements

Equipment and leasehold improvements are recorded at cost and are depreciated and amortized using the straight-line method over estimated useful lives of three to ten years.  Repairs and maintenance are charged directly to operations as incurred.

(d)             Revenue and Cost Recognition

Contract revenues are recognized using the percentage of completion method based on the cost-to-cost method, whereby the percentage complete is based on costs incurred in relation to total estimated costs to be incurred. Costs associated with obtaining new contracts are expensed as incurred. We generally do not combine or segment contracts for purposes of recognizing revenue. Reimbursable out-of-pocket expenses are recorded as revenue.

Customers are billed based on the terms included in the contracts, which are generally upon delivery of certain products or information, or achievement of certain milestones defined in the contracts. When billed, such amounts are recorded as accounts receivable. Revenue earned in excess of billings represents revenue related to services completed but not billed, and billings in excess of revenue earned represent billings in advance of services performed.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools and depreciation costs. Losses on contracts are recognized in the period such losses are determined. We do not believe warranty obligations on completed contracts are significant. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

(e)              Income Taxes

Income taxes are reflected under the liability method, which establishes deferred tax assets and liabilities to be recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

U.S. generally accepted accounting principles require that we record a valuation allowance against deferred tax assets if it is “more likely than not” that we will not be able to utilize it to offset future taxes. Due to the size of the net operating loss carryforward in relation to our recent history of unprofitable operations and due to the continuing uncertainties surrounding our future operations as discussed above, we have not recognized any of this net deferred tax asset. We currently provide for income taxes only to the extent that we expect to pay cash taxes (primarily state taxes and the federal alternative minimum tax) on current taxable income.

(f)                Impairment of Long-Lived Assets Other Than Goodwill

Long-lived assets other than goodwill held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when estimated undiscounted future cash flows expected to be generated by an asset are less than its carrying value. Measurement of the impairment loss is based on the fair value of the asset, which is determined using generally accepted valuation techniques such as discounted present value of expected future cash flows.

(g)             Stock-Based Compensation

As permitted by Statement on Financial Accounting Standards (“SFAS”) No. 123, we account for our stock-based compensation utilizing the intrinsic-value method in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”, and related interpretations.  Pro forma information regarding net earnings (loss) and earnings (loss) per share is based on the fair value method at the date of the grant as required by SFAS No. 148.

We granted inducement stock options (“Option”) to our former Chief Executive Officer (“CEO”) on March 22, 2004.  The Option was not issued pursuant to our stock option plans, and would have vested at the end of a twelve-month period.  The Option originally provided for the purchase of 75,000 shares of common stock at an exercise price equal to $1.50 per share, which was below the market value of $2.82 on the date of grant.  During fiscal 2004, we recognized approximately $51,700 in compensation expense for these options.  Upon his resignation on December 20, 2004, we accelerated his vesting rights on 56,250 shares, with a market value of $1.93 per share, and cancelled his right to purchase the remaining 18,750 shares.  The intrinsic value of the vested shares totaled approximately $24,000. Mr. Fuquay exercised his rights under the Option on December 28, 2004, and purchased 56,250 shares of our common stock.  During fiscal 2005, we recognized compensation expense of $22,173 related to the original grant of the Options as well as the remeasured value of the accelerated Options.    During the year ended September 30, 2005, 45,000 options were granted to our three new directors, and 100,000 options were granted to three members of the management team, including 40,000 options to our CEO.  Had compensation costs for our stock based compensation been determined at the grant date consistent with the provisions of SFAS No. 123, our net loss and net loss per share would have increased to the pro forma amounts indicated below:

	Year ended September 30,
	2005	2004
Net loss available to common shareholders as reported	$(3,340)	$(1,247)
Add: Inducement stock option expense as recorded	22	52
Less: Pro forma option expense	(50)	(114)
Pro forma net loss	$(3,368)	$(1,309)
Basic loss per share, as reported	$(1.26)	$(1.17)
Add: Inducement stock option expense as recorded	0.01	0.05
Less: Pro forma option expense	(0.02)	(0.11)
Pro forma basic loss per share	$(1.27)	$(1.23)
Diluted loss per share, as reported	$(1.26)	$(1.17)
Add: Inducement stock option expense as recorded	0.01	0.05
Less: Pro forma option expense	(0.02)	(0.11)
Pro forma diluted loss per share	$(1.27)	$(1.23)

The weighted average fair value of options granted during fiscal 2005 and 2004 was  $2.11 and $1.46 per share, respectively. The fair value of each option granted was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions: no expected dividends, expected life of the options of two to three years, volatility ranging from 92% to 197% and a risk-free interest rate ranging from 4% to 6%.

The above pro forma disclosures are not necessarily representative of the effect on the historical net loss for future periods because options vest over several years, and additional awards are made each year.

(h)             Earnings (Loss) Per Share

Basic earnings (loss) per share are computed by dividing earnings (loss) available to common shareholders by the weighted average number of common shares outstanding for the period.  Diluted earnings (loss) per share include the effects of the potential dilution of outstanding options, warrants, and convertible debt on our Common Stock, determined using the treasury stock method.

	Year Ended September 30,
	2005	2004
Basic and Diluted
Loss available to common shareholders	$(3,340)	$(1,247)
Weighted average shares	2,644	1,061
Net loss per share available to common shareholders	$(1.26)	$(1.17)

All dilutive common stock equivalents are reflected in our earnings per share calculation; the conversion of 1,573,169 shares under the convertible debt agreement are antidilutive for the years ended September 30, 2005 and 2004, and therefore they have been excluded.  Additionally, for the years ended September 30, 2005 and 2004, potential dilutive common shares under the warrant agreement and stock option plans of 148,000 and 152,000, respectively, were not included in the calculation of diluted earnings per share as they were antidilutive.

(i)                Financial Instruments

The carrying amounts of financial instruments are estimated to approximate estimated fair values. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts of cash, receivables, accounts payable, and accrued liabilities approximate fair value due to the short maturity of these instruments. The carrying amounts of debt approximate fair value due to the variable nature of the interest rates and short-term maturities of these instruments.  The carrying amount of the derivative features of our senior secured promissory note was marked to market at the end of each reporting period, and the conversion premium was amortized over the term of the Old Note and the Second Note.   The derivative feature attributable to a warrant was terminated on June 30, 2004, when the Second Note was restructured, and the derivative conversion feature was reclassified as a conversion premium on September 7, 2004, when our Registration Statement on Form S-3/A was declared effective by the SEC, at which time net cash settlement provisions of the Restructured Note that effected the derivative classification of the conversion feature were extinguished.  The fair value of these derivative features was $129,000 and $207,000 immediately prior to the restructure of the Note on June 30, 2004, and at September 30, 2003, respectively.  The fair value of the derivative feature was $119,000 on June 30, 2004, immediately after the Note was restructured and $122,000 on September 7, 2004.  The conversion premium totaled $122,000 at September 30, 2004.  Other income totaling $12,000 and $75,000 was recognized for the years ended September 30, 2005 and 2004, respectively, as a result of marking derivative features to fair value at the end of each period and amortizing the conversion premium.

(j)                Concentration of Credit Risk

We maintain our cash with a major U.S. domestic bank.  The amounts held in this bank exceed the insured limit of $100,000 from time to time.  The terms of these deposits are on demand to minimize risk.  We have not incurred losses related to these deposits.

(k)             Operating Cycle

In accordance with industry practice, we include in current assets and liabilities amounts relating to long-term contracts, which generally have operating cycles extending beyond one year. Other assets and liabilities are classified as current and non-current on the basis of expected realization within or beyond one year.

(2)                  Accounts Receivable, Revenue Earned in Excess of Billings and Billings in Excess of Revenue Earned

At September 30, 2005, the estimated period to complete contracts in process ranges from three month to eighteen months, and we expect to collect substantially all related accounts receivable and revenue earned in excess of billings within eighteen months.  Reserves on revenue earned in excess of billings total $52,000 for the years ended September 30, 2005 and 2004, which are netted, with revenue earned in excess of billings. In fiscal 2004, $48,000 in reserves was written off against revenue earned in excess of billings.

The following summarizes contracts in process at September 30 (in thousands):

	2005	2004
Costs incurred on uncompleted contracts	$18,463	$26,873
Estimated earnings	1,921	6,982
	20,384	33,855
Less billings to date	(19,197)	(31,317)
	$1,187	$2,538
Included in the accompanying consolidated balance sheets as follows:
Revenue earned in excess of billings	$1,612	$3,006
Billings in excess of revenue earned	(425)	(468)
	$1,187	$2,538

We have established a reserve (“allowance for doubtful accounts”) for estimated uncollectible amounts of billed and unbilled accounts receivable.  When we determine that the collection of a billed or unbilled account receivable related to an active contract is not probable, we reduce the contract value accordingly.  When we determine that the collection of a billed or unbilled account receivable related to a completed contract is not probable, we record bad debt expense and increase the allowance for doubtful accounts.  When we identify that the collection of a reserved account receivable will not be collected, we write off the account receivable and reduce the allowance for doubtful accounts.

The allowance for doubtful accounts totaled $50,000 and $54,000 for the years ended September 30, 2005 and 2004, respectively, which are netted with accounts receivable.  In fiscal 2004, $46,000 in reserves was written off against accounts receivable.  In fiscal 2005, no reserves were written off against receivables and no new reserves were established.

(3)                  Debt

The components of debt at September 30 are summarized as follows (in thousands):

	2005	2004
Long-Term Debt
Senior secured convertible note—related party	$—	$1,601
Other debt and capital lease obligations (see Note 5)	47	53
Redeemable preferred stock (See Note 4)	247	319
	294	1,973
Less current portion	(17)	(182)
	$277	$1,791

On December 28, 2001, we completed a Waiver Agreement and Amendment No. 12 to Credit Agreement and Other Loan and Lease Documents (the “Agreement”) with our senior lenders providing our line-of-credit, note payable and capital lease obligation. Under the Agreement, these senior lenders accepted a cash payment of $1.25 million and non-convertible redeemable preferred stock with a face value of $3.2 million in payment of the $4.4 million line-of-credit and all but $3.0 million of the note payable. The Agreement provided for the remaining $3.0 million note payable to be reduced to zero with a cash payment of up to $875,000 by March 31, 2002 (later amended to April 2, 2002).

On April 2, 2002, we completed the sale of a $2.0 million senior secured convertible note (“Old Note”) and a warrant (“Warrant”) to purchase 500,000 of our Common Stock to Tonga.  We used the proceeds to repay $700,000 to senior lenders, pay transaction expenses of approximately $95,000 and fund operations. Senior lenders accepted the $700,000 cash payment and a $175,000 unsecured promissory note in full satisfaction of the $3.0 million note payable outstanding at March 31, 2002.  On March 31, 2003, we paid the $175,000 unsecured promissory note in full together with interest totaling $10,048.

The Old Note, which carried a face value of $2 million, had a maturity date of April 2, 2005, and accrued interest on its face value at an annual rate of 5.00%.  Accrued interest was not payable in cash but was to be converted into Common Stock upon the Old Note’s voluntary conversion date or maturity.  We recorded the Old Note at $1.664 million reflecting a discount after giving effect to the $200,000 and $136,000 estimated fair value of the Warrant and the conversion feature, respectively (“derivative features”), which were recorded as current liabilities.

On October 29, 2003, we received a notice of conversion from Tonga for $300,000 in principal of the Old Note.  On November 6, 2003, we issued 241,936 shares at a conversion price equal to $1.24, which represented 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to October 29, 2003.  We also issued 19,522 shares at the same conversion price for $24,208 of accrued interest on the converted principal.  The Old Note was exchanged for the shares and a $1.7 million debenture (“Second Note”) bearing the same terms.  The newly issued shares increased our total common shares outstanding from 823,965 to 1,085,423.  Tonga owned 24% of our outstanding shares immediately after the partial conversion.

On May 28, 2004, an event of default was triggered under the Second Note when our Registration Statement on Form S-3 filed with the SEC on December 30, 2003 to register shares of our Common Stock that were issued or are issuable pursuant to the Old Note, the Second Note, and the Warrant was not declared effective by the SEC.

On June 30, 2004, the event of default was cured when we restructured the Second Note.  The restructured $1.7 million senior secured convertible promissory note (the “Restructured Note”) bears interest at a rate of 5% per annum with such interest accruing beginning on November 4, 2003.  The principal amount of the Restructured Note, together with accrued and unpaid interest, is due and payable at Tonga’s option in cash or shares of our Common Stock on January 2, 2006.  Tonga retained the right to convert the Restructured Note for shares of our Common Stock at any time.  Tonga waived accrued interest on the Second Note through November 3, 2004, which totaled $134,000.  Tonga also waived its rights to assess liquidated damages pursuant to the Second Note, relinquished its rights under the Warrant and canceled the Warrant.

The carrying value of the Second Note immediately prior to execution of the Restructured Note was $1.616 million, which reflected the $1.7 million face value less the $84,000 unamortized discount.  Additionally, immediately prior to the execution of the Restructured Note, the fair value of the Warrant totaled approximately $67,000, and the fair value of the conversion feature of the Second Note totaled approximately $62,000.  As a result of the extended term of the Restructured Note, the estimated fair value of the conversion feature increased to approximately $119,000.  We recorded the Restructured Note at $1.581 million reflecting a discount for the $119,000 estimated fair value of the conversion feature, which was recorded as a current liability.  This transaction resulted in a net decrease in total liabilities of approximately $180,000.  The decrease consisted of $134,000 of waived interest, the $68,000 fair value of the canceled Warrant, and a $35,000 decrease in the carrying value of the Restructured Note, offset by a $57,000 increase in the fair value of the conversion feature.  We recorded the $180,000 decrease in liabilities as a capital contribution pursuant to Staff Accounting Bulletin Topic 1:B.

Prior to the issuance of the Restructured Note, the carrying value of the Second Note was accreted to its face value as we recorded interest expense over its three-year term at a rate of $28,000 per quarter.  The effective rate of interest on the Second Note was 12.5%.  The $336,000 current liability was increased or decreased to reflect the fair value of the derivatives at the end of each quarter.  The $1.581 million carrying value of the Restructured Note will be accreted to its face value as we record interest expense over the remaining eighteen-month term at a rate of approximately $20,000 per quarter.  The effective interest of the Restructured Note is 12.14%.  The $119,000 current liability will be increased or decreased to reflect the fair value of the conversion feature at the end of each quarter until the Restructured Note is paid in full or converted into Common Stock.  At September 30, 2004, we had accrued interest of approximately $78,000 related to the Restructured Note.

The fair value of the derivative features of the Second Note decreased $78,000 from $207,000 on September 30, 2003, to $129,000 on September 7, 2004, when our amended Registration Statement on Form S-3/A was declared effective by the SEC.  Simultaneous to the effectiveness of the registration, the net cash settlement provisions in the Restructured Note that effected the derivative classification of the conversion feature were extinguished.  We revalued and reclassified the conversion feature as a conversion premium (“Premium”) with an estimated value of $129,000, which would be amortized to income over the remaining term of the Restructured Note, or through January 2, 2006.  We amortized the Premium, recognizing approximately $7,000 in other income from September 7 to September 30, 2004.  At September 30, 2004, accrued interest on the Restructured Note totaled approximately $78,000, and the carrying value of the unamortized Premium totaled approximately $122,000.   We recorded other income relating to the Restructured Note totaling approximately $75,000 in fiscal 2004.

On November 11, 2004, we received a notice of conversion dated November 10, 2004, from Tonga to convert the outstanding principal and accrued interest into our Common Stock at the conversion price set forth in the Restructured Note.  The conversion price was $1.05, and was equal to 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to November 10, 2004.  The newly issued shares increased our total common shares outstanding from 1,104,173 to 2,805,522.  Tonga owned 67% of our outstanding shares immediately after the conversion.  According to filings made by Tonga under Section 16 of the Exchange Act, Tonga liquidated its holdings of our Common Stock by November 15, 2004.

We were generally restricted from issuing additional equity securities without Tonga’s consent, and Tonga had a right of first refusal as to certain subsequent financings.  The Restructured Note was secured by all of our assets.  As part of the transaction, for a period of three years from the date of the Old Note, Tonga had the right to appoint a majority of our board of directors.  Tonga appointed three members to the Board and as a result, controled ASI.   However, the conversion of the Restructured Note released all of our assets.  Upon Tonga’s disposal of its holdings of our Common Stock, Tonga relinquished its right to appoint directors.  In December 2004, we appointed two new independent directors in conjunction with the resignation of the three Tonga-appointed directors.  As a result, Tonga relinquished control of ASI.

Required principal payments on long-term debt at September 30, 2005 are $128,000 for the year ending September 30, 2006; $321,000 for fiscal 2007; and $16,000 for fiscal 2008.

(4)                  Redeemable Preferred Stock

On December 28, 2001, we issued 1.6 million shares of no par value Series A Preferred Stock (“Preferred Stock”) with a face value of $3.2 million, pursuant to the extinguishment of a bank credit agreement (“Agreement”).  We recorded this Preferred Stock at a fair market value of $300,000 as described below.  In June 2004, we redeemed 1,341,100 shares of our Preferred Stock (“Shares”), or 84%, of the outstanding Shares.  We paid the holders of the Shares $251,456 to redeem the Shares, which, on the redemption dates, were carried at approximately $1,535,000 plus accrued dividends totaling approximately $191,000, resulting in a gain of approximately $1,475,000.  The early redemption reduced the number of preferred shares outstanding to 258,900 shares and reduced a mandatory redemption payment, which was classified as a current liability, from $800,000 to $129,450.  We paid this obligation in December 2004 and redeemed 92,465 shares of Preferred Stock at $1.40 per share.

At September 30, 2005, 166,435 shares of Preferred Stock are outstanding which are redeemable on or before December 28, 2006.  Until December 27, 2005, we are entitled to redeem these shares at $1.60 per share, or

$266,296.  The redemption price increases by $0.20 per year to $1.80 on December 28, 2005 ($299,583), and to $2.00 on December 28, 2006 ($332,870).  We must redeem the Preferred Stock on or before December 28, 2006.

The Preferred Stock earns a dividend at the annual rate of 5.00% of the then applicable redemption price on a cumulative, non-participating basis and has a liquidation preference equal to the then applicable redemption value of shares outstanding at the time of liquidation.  Dividends are recorded as interest expense.  Accrued dividends at September 30, 2005 and 2004 totaled approximately $57,000 and $42,000, respectively.

The carrying value for the outstanding Preferred Stock is approximately $247,000 at September 30, 2005.  The carrying value represents the estimated fair market value of the stock on the date of issuance plus issuance costs, adjusted for accretion of the difference between fair market value at the date of issuance and the redemption value at the mandatory redemption dates.  The accretion of Preferred Stock is recorded as interest expense. The fair market value was based on the present value of required cash flows using a discount rate of 80%.  We selected the discount rate based on discussions with third parties that factored in market conditions for similar securities, the current economic climate and our financial condition and performance.

(5)                  Leases

We lease our facilities and certain equipment under non-canceable lease agreements.  Certain of the equipment leases are classified as capital leases.  During 2005, we acquired equipment totaling approximately $50,000, which is included as a component of our equipment and leasehold improvements.  Accumulated depreciation relating to these assets was approximately $5,000 at September 30, 2005.  Amounts due under operating and capital leases at September 30, 2005 are as follows (in thousands):

	Operating leases	Capital leases
Years ending September 30
2006	$107	$21
2007	—	21
2008	—	16
	$107	$58
Less amount representing interest		(11)
Present value of minimum lease obligations		47
Less current maturities of lease obligations		(17)
		$30

Facility rent expense totaled $340,000 and $569,000 for the years ended September 30, 2005 and 2004.

(6)                  Income Taxes

Income tax expense (benefit) for the years ended September 30 is as follows (in thousands):

	2005	2004
Current:
Federal	$—	$—
State and local	—	—
	—	—
Deferred:
Federal	—	—
State and local	—	—
	$—	$—

Actual income tax expense (benefit) differs from the amount computed using the federal statutory rate of 34% for the years ended September 30 as follows (in thousands):

	2005	2004
Computed “expected” income tax expense (benefit)	$(1,303)	$(486)
State income taxes, net of federal tax effect	—	—
Change in deferred tax valuation allowance	1,297	1,219
Other, net	6	(733)
Actual income tax expense (benefit)	$—	$—

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at September 30 are as follows (in thousands):

	2005	2004
Deferred tax assets:
Accrued liabilities, primarily due to accrued compensated absences for financial statement purposes	$79	$74
Equipment and leasehold improvements, primarily due to differences in depreciation	101	141
Bad debt and revenue earned in excess of billing allowances	40	41
NOL carryforward	11,293	9,801
Impairment of deductible goodwill	1,881	2,175
Accrued marketing incentives	83	48
Other, net	207	107
Valuation allowance	(13,684)	(12,387)
Net deferred tax assets	$—	$—

At September 30, 2005, we had net operating loss carryforwards of approximately $29 million that will expire through September 30, 2024.  We recorded a valuation allowance to reflect the estimated amount of deferred tax assets that may not be realized due to the uncertainty surrounding our ability to generate sufficient future taxable income to fully realize the deferred tax assets.  For the year end September 31, 2005, the valuation allowance increased by approximately $1,297,000.

(7)                  Stockholders’ Equity and Stock Options

We may issue up to 2.6 million shares of preferred stock, no par value, with dividend requirements, voting rights, redemption prices, liquidation preferences and premiums, conversion rights and other terms without a vote of the shareholders. In December 2001, we issued 1.6 million shares of preferred stock to our senior lenders as partial consideration to reduce our outstanding debt. Terms of the issuance are more fully discussed in Note 4.

We currently have five nonqualified stock option plans with 412,716 shares available for grant as of September 30, 2005. One of the plans expired on September 30, 2003, and options outstanding under that plan will remain outstanding until exercised or cancelled, but no new options will be issued under the plan. The exercise price of the options are established by the Board of Directors on the date of grant and are generally equal to the market price of the stock on that date. Options vest equally over a one or two year period from the date of grant or at 25% six months from date of grant and 25% on the anniversary dates of the grant thereafter, as determined by the Board of Directors. The options are exercisable in whole or in part for a period of up to ten years from the date of grant. The options may vest earlier under certain circumstances, such as a change in control.

We also issued and have outstanding inducement options that were not issued pursuant to our stock option plans.  On March 22, 2004, we issued inducement stock options as an employment inducement to our Chief Executive Officer.  The inducement options were not issued pursuant to any stock option plan. The options vest over a twelve-month period and provide for the purchase of 75,000 shares of our Common Stock at an exercise price equal to $1.50 per share, which was below the market value of $2.82 on the date of grant.  During fiscal 2005 and 2004, we recognized approximately $22,200 and $51,700, respectively, in compensation expense for these options.

Stock option activity for the plans and the inducement grant for the years ended September 30 are summarized as follows (shares in thousands):

	Number of Options	Weighted Average Exercise price Per share
Balance, October 1, 2003	149	$13.95
Granted	115	1.74
Exercised	(19)	0.79
Canceled	(93)	14.66
Balance, September 30, 2004	152	$5.92
Granted	145	2.11
Exercised	(64)	1.50
Canceled	(85)	6.40
Balance, September 30, 2005	148	$3.84

At September 30, 2004 and 2005, approximately 49,000 and 39,000 options, respectively, were exercisable.

A summary of the range of exercise prices and the weighted-average contractual life of outstanding stock options at September 30, 2005 is as follows:

Range of Exercise Price	Number Outstanding at September 30, 2005	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (years)	Number Exercisable at September 30, 2005	Weighted Average Exercise Price
$0.73 – 1.00	5,000	$0.73	7.4	5,000	$0.73
1.01 – 2.00	53,750	1.62	8.9	8,750	1.74
2.01 – 5.00	85,375	2.34	9.4	21,625	2.34
5.01 – 50.00	2,700	27.47	1.3	2,700	27.47
100.01 – 200.00	593	125.00	1.0	593	125.00
201.01 – 283.75	460	278.86	1.6	460	278.86
$0.73 – 283.75	147,878	$3.84	8.9	39,128	$8.84

(8)                  Employee Benefit Plan

We sponsor a qualified tax deferred savings plan in accordance with the provisions of section 401(k) of the Internal Revenue Code. Employees may defer up to 50% of their compensation, subject to certain limitations. We match 50% of employee contributions up to 4% of their compensation. We contributed $44,000 and $67,000 to the plan in fiscal 2005 and 2004, respectively.

(9)                  Concentrations of Credit Risk

At September 30, 2005, we had contracts with two customers that represented 78% of the total balance of net accounts receivable and revenue in excess of billings. Revenues from these and two other customers for the fiscal year ended September 30, 2005 totaled 72% (16%, 17%, 18% and 21%, respectively) of total revenue.  Revenues from these customers for the fiscal year ended September 30, 2004 totaled 67% (27%, 16%, 12% and 12%, respectively) of total revenue.  At September 30, 2004, these customers represented 67% (27%, 16%, 12% and 12%, respectively) of the total balance of net accounts receivable and revenue in excess of billings. Billing terms are negotiated in a competitive environment and are based on reaching project milestones. We anticipate that sufficient billing milestones will be achieved during fiscal 2006 such that revenue in excess of billings for these customer contracts will begin to decline.

(10)           Litigation and Other Contingencies

On June 26, 2002, two of our shareholders, the Epner Family Limited Partnership and the Braverman Family Limited Partnership (“Claimants”), initiated arbitration proceedings against us.  They alleged that certain representations and warranties, which we made in connection with our acquisition of Cartotech, Inc., in June 1998, were false because our financial condition allegedly was worse than depicted in our financial statements for 1997 and the unaudited reports for the first two quarters of fiscal 1998.   In December 2003, an American Arbitration Association panel ruled in our favor, awarding zero damages to the Claimants and ordering each side to bear its own attorneys’ fees.  The Claimants also filed suit against four of our former officers for alleged violation of Texas and Indiana securities laws in connection with our acquisition of Cartotech.  The case was dismissed on January 30, 2004.  Our insurer reimbursed $1.8 million of the defense costs, which totaled approximately $2.1 million.

In November 2005, we received an alias summons notifying us that we have been named as a party to a suit filed by Sycamore Springs Homeowners Association.  The summons names the developer of the Sycamore Springs neighborhood as well as other firms that may have rendered professional services during the development of the neighborhood.  The claimants allege that the services of Mid-States Engineering, which was a subsidiary of MSE Corporation when we acquired MSE in 1997, affected the drainage system of Sycamore Springs neighborhood, and seek damages from flooding that occurred on September 1, 2003.  The summons does not quantify the amount of damages that are being sought nor the period that the alleged wrongful actions occurred.  We sold Mid-States Engineering on September 30, 1999.   We believe that we have been wrongfully named in the suit and we are diligently pursuing dismissal without prejudice.

We are also subject to various other routine litigation incidental to our business. Management does not believe that any of these routine legal proceedings would have a material adverse effect on our financial condition or results of operations.

(11)           Accrued payroll and related benefits

Our accrued payroll and related benefits at September 30 are summarized as follows (in thousands).

	2005	2004
Accrued payroll	$426	$358
Accrued health benefits	109	130
Accrued vacation	152	190
Accrued payroll and related benefits	$687	$678

(12)           Segment Information

We historically evaluated operations and made key strategic and resource decisions based on operating results of our individual production centers.  Segment data includes revenue, operating income, including allocated costs charged to each of the operating segments, equipment investment and project investment, which includes net accounts receivables and revenue earned in excess of billings.  Recent management changes and realignment of organization structure have altered the business pursuit and decision making process such that traditional segment reporting is no longer meaningful.  Accordingly, segment information is no longer being presented.

(13)           Impact of Recently Issued Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board (“FASB”) published revisions to SFAS No. 123.  The revised SFAS No. 123 (“SFAS No. 123R”) requires companies to account for share-based payment transactions using a fair-value based method, thereby eliminating the disclosure-only provisions of SFAS No. 123.  SFAS No. 123R is effective for all small business public entities as of the beginning of the first interim or annual reporting period for fiscal years beginning after December 15, 2005.  We are currently evaluating the impact on our financial condition and the results of operations.  We currently elect the disclosure-only provisions of Statement SFAS No. 123R.

In December 2004, the FASB issued SFAS No. 153, “Accounting for Non-monetary Transactions” (“SFAS 153”).  SFAS 153 requires non-monetary exchanges to be accounted for at fair value, recognizing any gain or loss, if the transactions meet a commercial-substance criterion and fair value is determinable.  SFAS No. 153 is effective for non-monetary transactions occurring in fiscal years beginning after June 15, 2005.  The Company believes that the implementation of this standard will not have a material effect on the Company’s consolidated financial position or results of operations.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 (“SFAS 154”), “Accounting for Changes and Error Corrections—a replacement of APB Opinion No. 20 and FASB Statement No. 3.”  This statement changes the requirements for the accounting for and reporting of a change in accounting principle.  This statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.  When a pronouncement includes specific transition provisions, those provisions should be followed.  This statement is effective for fiscal years beginning after December 15, 2005 and is not expected to have a material impact on the Company’s consolidated financial statements.

(14)           Liquidity

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. During the fiscal years of 2000 through 2005, we experienced significant operating losses with corresponding reductions in working capital and net worth, excluding the impact of debt forgiveness, and do not currently have any external financing in place to support operating cash flow requirements. Our revenues and backlog have also decreased substantially during the same period.  If we do not have the cash flow necessary to meet our operating and capital requirements, we will be forced to restrict capital and operating expenditures to match available resources or seek additional financing, which may be available only at unfavorable interest rates or not available at all.  These factors, among others, raise substantial doubt about our ability to continue as a going concern.

To address the going concern issue, management implemented financial and operational restructuring plans designed to improve operating efficiencies, reduce and eliminate cash losses, and position us for profitable operations. Financial steps included restructuring our bank debt through the issuance of preferred stock and convertible debt, subsequent collection of the federal income tax refund and sale of non-core assets. Operational steps included the consolidation of production services to two solution centers, reduction of corporate and non-core spending activities, outsourcing certain components of projects, and deploying new sales and marketing team.  In fiscal 2004, we retired 84% of our preferred stock for 12% of its redemption value and accrued dividends.  We also restructured our convertible debt by issuing the Restructured Note to cure an event of default and reduced the total interest payable thereon.  Further, the conversion of the Restructured Note in November 2004 eliminated debt totaling approximately $1,786,000.

The financial statements do not include any adjustments relating to the recoverability of assets and the classifications of liabilities that might be necessary should we be unable to continue as a going concern.  We are pursuing alternative business strategies designed to diversify our operations and the risks thereon.  We are seeking business lines that have a shorter sales cycle and higher margins than is produced by our current business endeavors.  In December 2005, we engaged a consulting firm to assist in identifying and pursuing such endeavors, with a particular focus on the oil and gas energy sector, including exploration and production.  We will also evaluate other sectors that present attractive opportunities for our shareholders.  While, there is no assurance that we can identify such business strategies and execute our entrance to such markets in a timely manner, we believe that these efforts, with our continued turnaround efforts, if successful, will improve operations and generate sufficient cash to meet our obligations in a timely manner.

(15)          Subsequent Events

Effective October 7, 2005, ASI entered into a Management and Consulting Agreement with Wind Lake Solutions, Inc., a Wisconsin corporation, (“WLS”).  WLS’s authority and responsibility, as consultant, is to provide personnel, project, and facility management services to the Wisconsin operation of ASI. The term of the Agreement shall continue for a period of one year and contains one additional year renewal option upon the written consent of both parties. WLS shall have the exclusive right to purchase the assets of the business on or after April 1, 2006 through the term of the Agreement.  The agreement may be terminated by either party upon 90 days written notice.

Effective December 7, 2005, ASI engaged Pluris Partners, Inc. to facilitate the expansion of ASI’s service offering into the energy sector.  ASI has assigned Pluris with several specific objectives, including the pursuit of opportunities in the exploration and production sector.

Effective December 2, 2005, Brian Morrow resigned as president and chief operating officer to pursue other opportunities. Mr. Morrow joined the Company on June 9, 2005.

Item 8. Changes In And Disagreements With Accountants On Accounting And Financial Disclosure.

On August 7, 2004, we engaged Pannell Kerr Forster of Texas, P.C. (“PKF”) as our new independent accountants for the fiscal year ending September 30, 2004.  KPMG LLP, previously our principal independent accountant, was dismissed on August 6, 2004.  The decision to change our independent accountants from KPMG LLP to PKF was made and approved by the Audit Committee.  KPMG LLP reported on our consolidated financial statements for each of the fiscal years ended September 30, 2003 and 2002 and its report was modified as set forth in Exhibit 99.1 to the Current Report on Form 8-K which we filed with the Securities and Exchange Commission on August 12, 2004.  During the fiscal year ended September 30, 2003, and the subsequent interim period through August 6, 2004, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.  During the fiscal year ended September 30, 2003, and the subsequent interim period through August 6, 2004, PKF has not been engaged as independent accountants to audit our financial statements, nor has it been consulted regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was the subject of a disagreement or reportable event.

Item 8a. Statement on Disclosure Controls and Procedures

As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Accounting Officer, of the effectiveness of our disclosure controls and procedures (as defined in rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Based upon that evaluation, the Chief Executive Officer and Chief Accounting Officer have concluded that the disclosure controls and procedures are effective alerting them on a timely basis to material information relating to the Company (including our consolidated subsidiaries) that is required to be included in our periodic filings under the Exchange Act.

There has been no change in our internal control over financial reporting (as defined in Rules 13a-13(f) and 15d-15(f) under the Exchange Act) that occurred during our fourth fiscal quarter of the fiscal year ended September 30, 2005, that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

PART III.

Item 9. Directors and Executive Officers of the Registrant

Directors

The following lists the directors of Analytical Surveys, Inc. (“ASI”, “we”, “our” or the “Company”), their ages, and a description of their business experience and positions held. The Board consists of four directors. Directors are elected to a one-year term. The date the present term of office expires for each director is the date of the Annual Meeting of our shareholders or until successors are elected and qualified.

R. Thomas Roddy, 65, has served as one of our directors and as Chairman of the Board since December 20, 2004.  Mr. Roddy is the chairman of San Antonio, Texas- based Lone Star Capital Bank and is former president of NASDAQ-listed Benson Financial Corp.  His term as a board member of the San Antonio Branch of the Federal Reserve Bank of Dallas was completed on December 31, 2004.  Mr. Roddy is an independent outside director and also serves on the audit committee.

Edward P. Gistaro, 70, has served as one of our directors since December 13, 2004, and as our Chairman of the Audit Committee of the Board since December 20, 2004.  Mr. Gistaro served as the chairman and CEO of Docucon, Inc., a now-privately held document-imaging company. In 1973, Mr. Gistaro joined Datapoint Corporation as VP of Marketing. During his tenure at Datapoint, he held various management positions, including CEO, CFO, President and chief operating officer. While at Datapoint, Mr. Gistaro negotiated and executed more than $250 million in acquisition and financing transactions, and took the company from a $350 million company to a $600 million company, at which time Datapoint Corporation became a Fortune 500 company. He brings valuable operating, financial and M&A expertise to the Company. Mr. Gistaro is an independent outside director, and serves on the audit committee.

Rad Weaver, 30, was appointed as a director of the Company in August 2005.  Mr. Weaver has served as an investment analyst with McCombs Enterprises in San Antonio Texas, since March 2000, participating in the asset allocation of its equity portfolio.  Mr. Weaver is also a director of privately held Media Excel, Agilight, and Wholesale Clicks, Inc.  Mr. Weaver holds a BBA from the University of Texas at Austin.  Mr. Weaver is an independent director and a member of the Audit Committee.

Lori A. Jones, 48, has served as a director and Chief Executive Officer of the Company since December 2004.  Ms. Jones served as the Company’s Chief Financial Officer from January 2003 until December 2004.  From March 2001 to January 2003, Ms. Jones was a partner with Tatum CFO Partners LLP, a financial consulting company. From May 2000 to March 2001, Ms. Jones served as the chief financial officer of Worldmerc Incorporated. From January 1999 to May 2000, Ms. Jones was the chief financial officer of Billserv Inc., an electronic billing presentation and payment service company. From May 1990 to December 1998, Ms. Jones served in various capacities, including chief financial officer, at Docucon, Inc., a document imaging services company.  Ms. Jones is a C.P.A. and holds a M.B.A. from the University of Texas at San Antonio.

Executive Officers

Information concerning Ms. Jones, our chief executive officer, appears under the heading “Directors” above.

Audit Committee

Mr. Gistaro has served as chairman and Mr. Roddy has served as a member of the Audit Committee since their appointments to the Board in December 2004.  Mr. Weaver was appointed to the Audit Committee on August 15, 2005.  The Board has determined that both Mr. Roddy and Mr. Gistaro are audit committee financial experts as described in Item 401(h) of Regulation S-K.

Prior to December 2004, Mr. Christopher Illick served as Chairman of the Audit Committee.  Mssrs. Livingston Kosberg and Christopher Dean served as members of the Audit Committee until their resignations in December 2004, which were effected by the relinquishment of control of the Board of Directors of Tonga.  See Note 3.

The primary purposes of the Audit Committee, which met four times in fiscal 2005, are to recommend the appointment of the Company’s independent accountants; review the scope and results of the audit plans of the independent accountants; oversee the scope and adequacy of the Company’s internal accounting control and record-keeping systems; review non-audit services to be performed by the independent accountants; and determine the appropriateness of fees for audit and non-audit services performed by the independent accountants.

In this context, the Audit Committee has met and held discussions with management and the independent auditors.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and controls.

The Audit Committee has discussed with the Company’s independent auditors the overall scope and plans for their respective audit.  The Audit Committee meets at least annually with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.

In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standard Boards Standard No. 1 (Independence Discussions with Audit Committees) and also considered whether the provision of any non-audit services included below under “Principal Accountant Fees and Service” is compatible with maintaining their independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of the Company’s management and independent auditors, which, in their report, express an opinion on the conformity of the Company’s annual financial statements to accounting principles generally accepted in the United States.  In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements of the Company for the two years ended September 30, 2005 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2005.

By the Audit Committee

   Ed Gistaro

   Tom Roddy

   Rad Weaver

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10 percent of our common stock (“Common Stock”), to file with the Securities and Exchange Commission reports of ownership and changes of ownership of our Common Stock.

To our knowledge, based solely on review of the copies of such reports furnished us during fiscal 2005 all such filing requirements were met.

Code of Ethics

In July 2003 we adopted a code of ethics which our senior financial officers, executive officers, and general and project managers are expected to adhere to and promote throughout the organization and which may be found on our website at www.anlt.com.  We intend to disclose on our website any waivers or amendments to our code of ethics within five business days of such action.

Item 10. Executive Compensation

Executive Officers

This table sets forth a summary of certain information regarding the compensation of our Chief Executive Officer and the other executive officers whose salary and bonus exceeded $100,000 during fiscal 2005 (the “named executive officers”) for the fiscal years ended September 30, 2005, 2004, and 2003.

Name and Title	Year	Annual Compensation			Long Term Compensation Awards	All Other Compensation (3)
		Salary	Bonus	Other Annual Compensation (1)	Stock Options(2)
		$	$	$	(#)	$
Lori A. Jones(4) President and Chief Executive Officer	2005	175,000	60,000	—	40,000	2,054
	2004	142,981	—	—	—	2,860
	2003	88,269	3,500	—	25,000	1,558

Brian Morrow(5) Chief Operating Officer
	2005	49,038	—	—	30,000	5,985
	2004	—	—	—	—	—

(1)                        Certain perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns in any of the fiscal years reported, except as indicated.

(2)                        Long term compensation consists only of stock options. There were no grants of restricted stock or payments from other long-term incentive plans, therefore columns for “Restricted Stock Awards” and “LTIP Payouts” are omitted.

(3)                        Other compensation includes employer’s matching contributions to the 401(k) Incentive Savings Plan and relocation.

(4)                        Ms. Jones joined ASI on January 24, 2003. Accordingly, fiscal 2003 compensation information included in the table represents only compensation from that date through September 30, 2003.

(5)                        Mr. Morrow’s annual compensation is $170,000. Mr. Morrow joined ASI as an executive officer on June 5, 2005.  Accordingly, compensation information included in the table represents only compensation from that date through September 30, 2005.  Mr. Morrow resigned as President and Chief Operating Officer effective December 2, 2005.

Options/SAR Grants in Last Fiscal Year

This table sets forth certain information with respect to grants we made of stock options to our named executive officers during fiscal 2005.  No stock appreciation rights (“SARs”) were granted to the named executive officers during fiscal 2005.

	Number of Securities Underlying Options	Percent of Total Options to Employees In Fiscal	Exercise Price	Expiration	Potential Realizable Value(2) at Assumed Annual Rates of Stock Appreciation for Option Term
Name	Granted(1)	Year	($/sh)	Date	5% ($)	10% ($)
Lori A. Jones	40,000	40.00%	2.30	03/12/15	57,858	146,624
Brian Morrow	30,000	30.00%	1.65	06/23/15	31,130	78,890

(1)                         All options vest equally at the end of each of four six-month periods.

(2)                         “Potential Realizable Value” is calculated based on the assumption that the price of our Common Stock will appreciate at the rates shown. The 5% and 10% assumed rates are mandated by the rules of the Securities Exchange Commission and do not reflect our estimate or projection of future stock prices. Actual gains, if any, realized upon future exercise of these options will depend on the actual performance of our Common Stock and the continued employment of the named executive officer through the vesting period of the option.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

This table provides certain information regarding the number and value of unexercised stock options at September 30, 2005.  As of that date, no SARs were outstanding.

Name	Shares acquired on exercise (#)	Value ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value ($) of Unexercised In-the- Money Options at Fiscal Year End
			Exercisable	Unexercisabe	Exercisable	Unexercisable

Lori A. Jones	—	—	20,000	30,000	3,200	—
Brian Morrow	—	—	—	30,000	—	—

(1)                         The value of the unexercised in-the-money options is calculated using the closing bid price of our Common Stock on September 30, 2005, at $1.36 per share. Amounts reflected are based on the assumed value minus the exercise price and do not indicate actual sales or proceeds.

Compensation of Directors

In fiscal 2005, director compensation was adjusted in order to attract new directors and provide compensation for attendance at more frequent meetings.  Effective January 2005, non-employee directors of the Company are entitled to receive quarterly cash compensation of $5,000 for attendance at Board and Committee meetings.  Committee chairmen and the Chairman of the Company are entitled to receive additional quarterly cash compensation of $1,250 for service as chairman.  Directors who are also employees of the Company do not receive any additional compensation for their service on the Board.  The Board grants to each newly appointed director, on a one-time basis, options to purchase a total of 15,000 shares of Common Stock at an exercise price equal to the fair market value at the date of grant.  Each of Messrs. Roddy, Gistaro, and Weaver were granted options to purchase 15,000 shares of Common Stock in fiscal 2005.  Directors who are also employees do not receive any additional compensation for their service on the Board of Directors.

All options vest at the end of each of four six-month periods equally.

Employment Contracts

Chief Executive Officer

The Board appointed Lori Jones as Chief Executive Officer on December 20, 2004.  Ms. Jones had served as the Company’s Chief Financial Officer since January 2003 (see “Chief Financial Officer”).  Ms. Jones’ employment contract, which is effective April 1, 2005, provides for a base salary of $175,000 and bonus compensation of $50,000 for the achievement of certain corporate goals.  Upon termination of Ms. Jones’ employment without “cause” or if she resigns her employment for “good reason,” (as defined, which includes a termination of employment in connection with a change of control), Ms. Jones will continue to receive salary for a period of twelve months.  If Ms. Jones is terminated by the Company for “cause” (as defined) or if she terminates her employment voluntarily, she will not be entitled to receive severance pay.

Chief Financial Officer

Effective January 24, 2003, the Company entered into an employment agreement with Ms. Jones, providing for a base salary of $135,000. Her base salary was increased to $175,000 by a letter amendment in August 2004.  The employment agreement expired on March 31, 2005, and was amended to reflect her position as Chief Executive Officer. Pursuant to an amendment dated November 26, 2003, Ms. Jones was entitled to receive a $60,000 bonus payment upon the achievement of agreed-upon performance objectives for fiscal 2004.  The bonus payment was paid in January 2005.  Ms. Jones also participates in any and all plans that are maintained for the benefit of the Company executives or employees in general.

The position of Chief Financial Officer remains open as December 23, 2005.

President and Chief Operating Officer

Effective June 5, 2005, Brian Morrow was employed as President and Chief Operating Officer.  The Company entered into an employment agreement with Mr. Morrow, which provides for a base salary of $170,000, plus a $10,000 relocation allowance.  Mr. Morrow is entitled to participate in a bonus plan under which he may receive up to $30,000, depending on whether agreed-upon performance objectives for fiscal 2005 are satisfied. Mr. Morrow also participates in any and all plans that are maintained for the benefit of the Company executives or employees in general.  Upon termination of Mr. Morrow’s employment without “cause” (as defined), Mr. Morrow will continue to receive salary and benefits for six months.  Mr. Morrow resigned effective December 2, 2005.  The Company is not obligated to make severance payments to Mr. Morrow, and accordingly no payments will be made.  Ms. Jones assumed his duties.

Report of the Compensation Committee

The compensation committee follows established rationale and policies for compensating our executive officers.  The compensation committee evaluates the compensation packages of our chief executive officer and all of our other executive officers on an annual basis or at the end of a contract term.  The committee utilizes salary surveys and statistics to ensure compensation is commensurate for the office held and the size of the business.  Base salaries are also negotiated after giving consideration to the risks and responsibilities pertaining to the individual as a public company officer.  Bonus plans are included in the compensation package, but generally include only discretionary payments that are awarded based on company performance, which include achievement of revenue, profits, or achievement of qualitative rather than quantitative milestones, such as a successful solution to corporate challenges such as a successful negotiation or the settlement of litigation.  The following report of the compensation committee describes these policies and rationales with respect to the compensation paid to such executive officers for the fiscal year ended September 30, 2005.

Officer Compensation Policy.  The compensation committee’s fundamental policy is to provide a compensation program for executive officers that will enable us to attract and retain the services of highly-qualified individuals and offer our executive officers competitive compensation opportunities based upon overall performance and their individual contribution to our financial success.  The compensation committee uses third party compensation surveys and information to assure that executive compensation is set at levels within the current market range for companies in a similar industry and stage as ASI.  It is the committee’s objective to have a substantial portion of each officer’s compensation contingent upon our performance, as well as upon such officer’s own level of performance.  Bonus targets are established for each executive officer but are discretionary and are awarded based on company and personal performance, which include revenue, operating results, new sales, achievement of qualitative milestones, retention incentives, and achievement of personal and company goals.  Adjudication of bonus payments is based on the percentage of achievement of goals and evaluation of performance, with consideration given to the availability of cash and the overall position of ASI.

Employment Agreements. The executive officers were employed pursuant to written employment agreements during fiscal 2005 and 2004. The compensation committee has considered the advisability of using employment or letter agreements and has determined that it is in our best interests because it permits us to achieve our desired goals of motivating and retaining the best possible executive talent. Each employment agreement or letter agreement separately reflects the terms that the compensation committee felt were appropriate and/or necessary to recruit and retain the services of the particular executive officer, within the framework of our compensation policies.

Components of Executive Compensation.  Each executive officer’s compensation package is comprised of three elements: base salary, which is designed to be competitive with salary levels of similar companies that compete with us for executive talent and reflects individual performance and the executive’s contribution; performance bonuses, which are based on the terms of the employment agreements; and long-term stock option awards, which create common interests for the executive officers and the shareholders.

Base Salary.  The salaries paid to the executive officers in fiscal 2005 were based on the terms of their employment agreements or letter agreements and are set forth in the summary compensation table.

Bonuses.  The executive officers are entitled to annual bonuses based upon the terms of their employment agreements (see “Employment Contracts” above) and discretionary bonuses based on their respective performance.   In fiscal 2005, Ms. Jones received $60,000 bonus compensation pursuant to the November 2003 amendment to her employment contract as Chief Financial Officer.

Stock Option Plans. We have the Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan, the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan, the Analytical Surveys, Inc. Officer and Employee Recruitment Stock Incentive Plan and the Analytical Surveys, Inc. Year 2000 Stock Incentive Plan and the Analytical Surveys, Inc. 2003 Non-Qualified Stock Option Plan, as amended and supplemented. The Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan expired on September 30, 2003. The 7,301 options outstanding under the plan will expire between June 2007 and August 2013 unless otherwise forfeited, cancelled or exercised. The option plans are long-term incentive plans for employees and are intended to align shareholder and employee interests by establishing a direct link between long-term rewards and the value of our Common Stock. The compensation committee believes that long-term stock incentives for executive officers and employees are an important factor in retaining valued employees. Because the value of an option bears a direct relationship to our Common Stock price, the compensation committee believes that options motivate officers and employees to manage the Company in a manner that will benefit all shareholders.

The options granted to the executive officers in fiscal 2005 were made in accordance with the terms of their employment agreements (see “Employment Contracts “) or at the discretion of the Board.  Information with respect to option grants in fiscal 2005 and 2004 to the executive officers is set forth in the Option Grants Table.  The compensation committee views stock option grants as important components of our long-term, performance-based compensation philosophy.

CEO Compensation. The compensation paid to Mrs. Jones during fiscal 2005 was based upon the terms of her employment agreement that was dated January 20, 2003, and amended on November 26, 2003 and which expired on March 31, 2005, continued by a new employment agreement dated April 1, 2005. Such agreement is described under “Employment Contracts.  Ms. Jones’ base salary is designed to be competitive with salary levels of chief executive officers of similar companies that compete with us for executive talent and to be reflective of her performance and contribution to ASI.

Deductibility of Executive Compensation.  The compensation committee is responsible for addressing the issues raised by Internal Revenue Code Section 162(m). Section 162 (m) limits to $1 million our deduction for compensation paid to certain of our executive officers who not qualify as “performance-based.”  To qualify as performance based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals.  In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the compensation committee must certify that the performance goals were achieved before payments can be awarded.  We believe that all compensation paid to our executive officers listed in the summary compensation table in fiscal 2004 is fully deductible and that compensation paid under the plans will continue to be deductible.  The committee’s present intention is to comply with the requirements of Section 162(m) unless and until the committee determines that compliance would not be in the best interest of the Company and our shareholders.

By the Compensation Committee

   Ed Gistaro

   Tom Roddy

   Rad Weaver

PERFORMANCE GRAPH

The following graph compares the cumulative total return on our Common Stock with the index of the cumulative total return for the NASDAQ Stock Market (U.S.) (“Total U.S.”) and the index of the NASDAQ Computer and Data Processing Services Stocks (“DP&S”). The graph assumes that $100 was invested on October 1, 2000, and that all dividends, if any, were reinvested.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG ANALYTICAL SURVEYS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

* $100 invested on 9/30/00 in stock or index- including reinvestment of dividends. Fiscal year ending September 30.

The following data points were used in constructing the performance graph:

	Cumulative Total Return
	9/00	9/01	9/02	9/03	9/04	9/05
ANALYTICAL SURVEYS, INC.	100.00	34.50	10.00	7.55	6.35	6.80
NASDAQ STOCK MARKET (U.S.)	100.00	41.00	33.00	50.54	53.30	59.63
NASDAQ COMPUTER & DATA PROCESSING	100.00	40.23	32.00	47.35	51.59	57.05

Item 11. Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the shares of our Common Stock (the only outstanding class of voting securities) owned of record and beneficially as of December 5, 2005, unless otherwise specified, by (i) all persons known to possess voting or dispositive power over more than 5% of our Common Stock, (ii) each director and named executive officer, and (iii) all directors and executive officers as a group: (Except as otherwise noted in the table, each person or group identified possesses sole voting and investment power with respect to such shares, subject to community property laws, where applicable, and the address of each shareholder is c/o Analytical Surveys, Inc., 9725 Datapoint Drive, Suite 300B, San Antonio, Texas 78229.)

	Amount and Nature of Beneficial Ownership (1)	Percentage of Class
Edward P. Gistaro (2)*	7,500	**
Lori A. Jones (3) *	27,840	1%
Thomas P. Roddy (2)*	7,500	**
Rad Weaver *	—	**

All directors and executive officers as a group (4 persons) (4)	42,840	1%

*                                      Director

**                               Less than 1%

(1)                               All persons have sole voting and investment power with respect to their shares.  All amounts shown in this column include shares obtainable upon exercise of stock options currently exercisable or exercisable within 60 days of the date of this table.

(2)                               Includes 7,500 shares of Common Stock underlying options that are exercisable within 60 days of December 5, 2005.

(3)                               Includes 20,000 shares of Common Stock underlying options that are exercisable within 60 days of December 5, 2005.

(4)                               Includes 35,000 shares of Common Stock underlying options that are exercisable within 60 days of December 5, 2005.

Change in Control

On April 2, 2002, Tonga invested $2.0 million in ASI in exchange for the issuance of a senior secured convertible promissory note in the principal amount of $2.0 million (the “Old Note”) and the issuance of a Warrant to purchase 500,000 (subject to adjustment) shares of our Common Stock and the right to appoint a majority of our Board of Directors (the “Change in Control Transaction”). The note was convertible at any time into Common Stock, and the Warrant was exercisable at any time through April 2, 2007.  In addition, as part of the transaction, for a period of three years from the date of the note (until April 2, 2005) Tonga received the right to appoint a majority of our Board of Directors.  Accordingly, all three outside directors were Tonga appointees.  The right to appoint directors arose solely from the provisions of the note and not from Tonga’s ownership of our Common Stock.  The source of the $2.0 million that Tonga invested in ASI was available cash.

In November 2003, Tonga converted $300,000 in principal amount of the Old Note and received 261,458 shares of our Common Stock and a $1.7 million note (“Second Note”) bearing the same terms. On June 30, 2004, we restructured the Second Note to cure an event of default (the “Restructured Note”).  On November 10, 2004, Tonga converted the Restructured Note and accrued interest into shares of our Common Stock.  As provided by the terms of the Restructured Note, the conversion price was equal to 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to the conversion date.  Accordingly, we issued 1,701,349 shares at the conversion price of $1.05 per share.  The newly issued shares increased our total common shares outstanding from 1,104,173 to 2,805,522.  Tonga owned 67% of our outstanding shares immediately after the conversion.  According to filings made by Tonga under Section 16 of the Exchange Act, Tonga liquidated its holdings of our Common Stock by November 15, 2004.  Tonga simultaneously relinquished its right to appoint directors, which resulted in the appointment of new independent directors and relinquishment of Tonga’s control.

Equity Compensation Plan Information

The following table gives information about equity awards under our equity compensation plans.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	122,303	$4.07	353,291
Equity compensation plans not approved by security holders	25,575	$2.70	59,425
Total	147,878	$3.83	412,716

Summary Description of Equity Compensation Plans That Have Not Been Approved by the Shareholders

2000 Stock Incentive Plan

In September 2000, the Board of Directors adopted the 2000 Stock Incentive Plan (the “2000 Plan”). Pursuant to applicable law, the 2000 Plan has not been approved by the shareholders.  The 2000 Plan provides for the granting of incentive stock options and non-qualified stock options, as determined by a committee appointed by the Board of Directors.

Number of Shares Subject to the 2000 Plan.  The 2000 Plan authorizes the grant of options relating to an aggregate of 50,000 shares of Common Stock.  If any corporate transaction occurs which causes a change in our capitalization (for example, a reorganization, recapitalization, stock split, stock dividend, or the like), the number of shares of stock available and the number of shares of stock subject to outstanding options granted under the 2000 Plan will be adjusted appropriately and equitably to prevent dilution or enlargement of a participant’s rights.

Eligibility for Participation.  Individuals eligible to participate in the 2000 Plan are employees of ASI and our subsidiaries, but not any officers of ASI or our subsidiaries.

Terms of Options.  Options granted to employees may be either incentive stock options (ISOs), which satisfy the requirements of Internal Revenue Code Section 422, or nonstatutory stock options (NSOs), which are not intended to satisfy such requirements.  The exercise price for the grant of an NSO under the 2000 Plan may be any price that is greater than or equal to 85% of the fair market value of the Common Stock on the date the NSO is granted.  The exercise price of an ISO must be at least equal to 100% (110% for 10%-shareholders) of the fair market value of our Common Stock on the date the ISO is granted.  Options expire at the times determined by the committee, as specified in the applicable award agreement. However, no option is exercisable later than the tenth anniversary of the grant date, and any ISO granted to a 10%-shareholder must be exercisable on or before the fifth anniversary of the grant date.

Vesting and Acceleration.  Options vest at the times determined by the committee, as specified in the applicable award agreement. A participant’s options become fully vested upon the termination of the participant’s employment as a result of a reduction in force and upon the occurrence of a change in control of ASI.  In general, a change in control will be deemed to have occurred upon the acquisition by any person of more than 50% of our outstanding voting securities (or securities subject to conversion into voting securities), the acquisition by any person of the power to elect a majority of our directors, certain mergers and other corporate transactions if the holder’s of our voting securities before the transaction receive less than 50% of the outstanding voting securities of the reorganized, merged or consolidated entity, after the transaction, and a complete liquidation or dissolution of ASI, or the sale of all or substantially all of the assets of ASI, if approval of our shareholders is required for the transaction.

Deduction to ASI.  We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by a participant.  The deduction generally will be allowed for our taxable year in which occurs the last day of the calendar year in which the participant recognizes ordinary income.

Term.  The 2000 Plan expires on September 8, 2010.

2000 Officer and Employee Recruitment Stock Incentive Plan

In September 2000, the Board of Directors adopted the 2000 Officer and Employee Recruitment Stock Incentive Plan (the “2000 Recruitment Plan”).  Pursuant to applicable law, the 2000 Recruitment Plan has not been approved by the shareholders.  The 2000 Recruitment Plan provides for the granting of incentive stock options and non-qualified stock options, as determined by a committee appointed by the Board of Directors.

Number of Shares Subject to the 2000 Recruitment Plan.  The 2000 Recruitment Plan authorizes the grant of options relating to an aggregate of 50,000 shares of Common Stock, subject to adjustment in the case of a change in our capitalization in the same manner as is provided in the 2000 Plan (described above).

Eligibility for Participation.  An individual is eligible for participation in the 2000 Recruitment Plan if such individual has not been previously employed by ASI and the award of options is made in connection with the entry into an employment contract with such individual.

Terms of Options.  The options granted under the 2000 Recruitment Plan have the same terms as are described above with respect to the 2000 Plan.

Vesting and Acceleration.  The options granted under the 2000 Recruitment Plan are subject to the same vesting and acceleration provisions as are described above with respect to the 2000 Plan.

Deduction to ASI.  We will be entitled to deductions for options granted under the 2000 Recruitment Plan as described above with respect to the 2000 Plan.

Term.  The 2000 Recruitment Plan expires on September 8, 2010.

Inducement Option

In March 2004, the Board of Directors issued an inducement option to Mr. Wayne Fuquay as an inducement to employment as our Chief Executive Officer (“Inducement Option”).  Pursuant to applicable law, the Inducement Option has not been approved by our shareholders.  The Inducement Option was a one-time, non-recurring grant that was approved by a committee appointed by the Board of Directors.

Number of Shares Subject to the Inducement Option.  The Inducement Option granted options relating to an aggregate of 75,000 shares of our Common Stock.

Terms of Options.  The options granted under the Inducement Option were nonqualified stock options and carried an exercise price of $1.50, which was below the fair market value of our Common Stock on the date the options were granted.  The options were not exercisable later than the tenth anniversary of the grant date, and, in the event that Mr. Fuquay’s employment is terminated for any reason other than death, the options would be exercisable no later than ninety days after such termination occurs.

Vesting and Acceleration.   The options granted under the Inducement Option were scheduled to vest on March 22, 2005.   The Option originally provided for the purchase of 75,000 shares of common stock at an exercise price equal to $1.50 per share, which was below the market value of $2.82 on the date of grant.  Upon his resignation on December 20, 2004, we accelerated his vesting rights on 56,250 shares, with a market value of $1.93 per share, and cancelled his right to purchase the remaining 18,750 shares.  The intrinsic value of the vested shares totaled approximately $24,000. Mr. Fuquay exercised his rights under the Option on December 28, 2004, and purchased 56,250 shares of our common stock.

Deduction to ASI.  We are entitled to an income tax deduction equal to the amount of ordinary income recognized by Mr. Fuquay.  The deduction generally will be allowed for our taxable year in which occurs the last day of the calendar year in which the participant recognizes ordinary income.

Term.  The Inducement Option, had it not been exercised, would have expired on March 22, 2014.

Item 12. Certain Relationships and Related Party Transactions.

On April 2, 2002, Tonga invested $2.0 million in ASI in exchange for the Old Note and the issuance of the Warrant to purchase 500,000 shares of our Common Stock.  As part of the transaction, Tonga received the right to appoint a majority of our board of directors until April 2, 2005.

On November 6, 2003, Tonga converted $300,000 in principal amount of the Old Note at the conversion price of $1.24 plus accrued interest into 261,458 shares of our Common Stock, which was 90% of the average closing bid prices for our Common Stock for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to the conversion date.  The Second Note having the same terms as the Old Note was issued to Tonga on November 4, 2003, for the remaining $1.7 million in principal amount not converted under the Old Note.  On June 30, 2004, we restructured the Second Note to cure an event of default that was triggered when the our Registration Statement on Form S-3 filed with the SEC on December 30, 2003, was not declared effective by the SEC as required by the terms of the Second Note. See Note 3 to the consolidated financial statements.  The maturity date of the  $1.7 million Restructured Note was extended to January 2, 2006, and was payable at Tonga’s option in cash or shares of our Common Stock. Tonga retained the ability to convert the Restructured Note for shares of our Common Stock at any time, waived $134,000 in accrued interest on the Second Note, waived its rights to assess liquidated damages pursuant to the Second Note, relinquished its rights under the Warrant and canceled the Warrant.

On November 10, 2004, Tonga converted the Restructured Note and accrued interest into shares of our Common Stock.  As provided by the terms of the Restructured Note, the conversion price was equal to 90% of the average closing bid prices for the three trading days having the lowest closing bid price during the 20 trading days immediately prior to the conversion date.  Accordingly, we issued 1,701,349 shares at the conversion price of $1.05 per share.  The newly issued shares increased our total common shares outstanding from 1,104,173 to 2,805,522.  Tonga owned 67% of our outstanding shares immediately after the conversion.  According to filings made by Tonga under Section 16 of the Exchange Act, Tonga liquidated its holdings of our Common Stock by November 15, 2004. Upon Tonga’s disposal of its holdings of our Common Stock, Tonga relinquished its right to appoint directors.  In December 2004, we appointed two new independent directors in conjunction with the resignation of the three Tonga-appointed directors.  As a result, Tonga relinquished control of ASI.

Item 13. Exhibits

(a)	(1)	Financial Statements

Included in Part II of this Report:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets, September 30, 2005 and 2004

Consolidated Statements of Operations, Years Ended September 30, 2005 and 2004

Consolidated Statements of Stockholders’ Equity, Years Ended September 30, 2005 and 2004

Consolidated Statements of Cash Flows, Years Ended September 30, 2005 and 2004

Notes to Consolidated Financial Statements, September 30, 2005 and 2004

	(2)	Exhibits

The following exhibits are filed herewith or incorporated by reference herein (according to the number assigned to them in Item 601 of Regulation S-K), as noted:

	3.0	Articles of Incorporation and By-Laws

	3.1	Articles of Incorporation, as amended (incorporated by reference to ASI’s Registration Statement on Form S-18, (Registration No. 2-93108-D)).

	3.3	By-Laws (incorporated by reference to ASI’s Registration Statement on Form S-18 (Registration No. 2-93108-D).

	3.3	Amendment to By-laws (incorporated by reference to ASI’s Annual Report on Form 10-K for the year ended September 30, 1998).

	4.0	Instruments defining the rights of Security Holders including Indentures

	4.1	Form of Stock Certificate (incorporated by reference to ASI’s Registration Statement on Form S-18 (Registration No. 2-93108-D)).

	10.0	Material Contracts

	10.1	1993 Non-Qualified Stock Option Plan dated December 11, 1992 (incorporated by reference to ASI’s Proxy Statement dated January 11, 1993).

	10.2	Analytical Surveys, Inc. 1997 Incentive Stock Option Plan, as amended and restated (incorporated by reference to ASI’s Proxy Statement dated January 8, 1998).

10.3

Analytical Surveys, Inc. Officer and Employee Recruitment Stock Incentive Plan and form of stock option agreement (incorporated by reference to ASI’s Annual Report on Form 10-K/A for the year ended September 30, 2000).

10.4	Analytical Surveys, Inc. Year 2000 Stock Incentive Plan and form of agreement (incorporated by reference to ASI’s Annual Report on Form 10-K/A for the year ended September 30, 2000).

10.5	Analytical Surveys, Inc. Year 2003 Stock Option Plan and form of agreement (incorporated by reference to ASI’s Proxy Statement dated July 21, 2003, for its 2003 Annual Meeting).

10.6

Employment Agreement dated January 20, 2003, by and between Analytical Surveys, Inc. and Lori Jones (incorporated by reference to Exhibit 10 to ASI’s Quarterly Report on Form 10-Q for the period ended December 31, 2002).

10.7

First Amendment to Employment Agreement dated November 26, 2003, by and between Analytical Surveys, Inc. and Lori Jones (incorporated by reference to ASI’s Annual Report on Form 10-K/A for the year ended September 30, 2003, as filed with the Commission on May 17, 2004).

10.8

Employment Agreement dated March 22, 2004, by and between Analytical Surveys, Inc. and Wayne Fuquay (incorporated by reference to ASI’s Quarterly Report on Form 10-Q for the period ended March 31, 2004).

10.9	Employment Agreement dated April 1, 2005, by and between Analytical Surveys, Inc. and Lori Jones (incorporated by reference to Exhibit 10.8 to ASI’s Current Report on Form 8-K dated June 28, 2005).

10.10	Employment Agreement dated June 5, 2005, by and between Analytical Surveys, Inc. and Brian Morrow (incorporated by reference to Exhibit 10.8 to ASI’s Current Report on Form 8-K dated June 28, 2005).

10.11

Management and Consulting Agreement dated October 7, 2005, by and between Analytical Surveys, Inc. and Wind Lake Solutions, Inc. (incorporated by reference to Exhibit 10.8 to ASI’s Current Report on Form 8-K dated October 13, 2005).

10.12

Consulting Agreement dated December 7, 2005, by and between Analytical Surveys, Inc. and Pluris Partners, Inc. (incorporated by reference to Exhibit 10.8 to ASI’s Current Report on Form 8-K dated December 13, 2005).

11.1	Statement Regarding Computation of Per Share Earnings

14.1	Code of Ethics (incorporated by reference to ASI’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003).

16.0	Letter regarding change in certifying accountant (incorporated by reference to Exhibit 16 to ASI’s Current Report on Form 8-K dated August 13, 2004).

23.1	*Consent of Pannell Kerr Forster of Texas, P.C.

31.1	*Section 302 Certification of Chief Executive Officer

31.2	*Section 302 Certification of Chief Accounting Officer

32.1	*Section 906 Certification of Chief Executive Officer

32.2	*Section 906 Certification of Chief Accounting Officer

*Filed herein

Item 14. Principal Accountant Fees and Services.

(a)                      Audit Fees.

As of December 10, 2005, audit fees billed by Pannell Kerr Forster of Texas, P.C. for the audit of our annual financial statements for the fiscal year ended September 30, 2005 and 2004, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for these years were $134,308 and $46,633, respectively.

The aggregate fees billed for professional services rendered by KPMG LLP for the review of the financial statements included in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2004, was $30,000.

(b)                      Audit-Related Fees.

The aggregate fees billed for professional services rendered by Pannell Kerr Forster of Texas, P.C., for assurance and related services in each of the fiscal years ended September 30, 2005 and September 30, 2004 were $15,551 and $0, respectively.  The aggregate fees billed for professional services rendered by KPMG LLP for assurance and related services in each of the fiscal years ended September 30, 2005 and September 30, 2004 were $0 and $182,222, respectively.

(c)                      Tax Fees

The aggregate fees billed for professional services rendered by Pannell Kerr Forster of Texas, P.C. for tax compliance, tax advice, and tax planning in each of the fiscal years ended September 30, 2005 and September 30, 2004, were $19,248 and $0, respectively.  Tax fees in fiscal 2005 were incurred for preparation of our federal and state income tax returns as well as for a review of Internal Revenue Code Section 382 rules related to a proposed transaction and Puerto Rican tax compliance services.

(d)                      All Other Fees.

There were no other fees billed in either of the fiscal years ended September 30, 2005 or September 30, 2004 for services rendered by Pannell Kerr Forster of Texas, P.C. or by KPMG LLP not reportable as Audit Fees, Audit-Related Fees or Tax Fees.

(e)                      Audit Committee Pre-Approval Policies.

The Audit Committee has established a policy intended to clearly define the scope of services performed by our independent auditors for non-audit services.  This policy relates to audit services, audit-related services, tax and all other services which may be provided by our independent auditor and is intended to assure that such services do not impair the auditor’s independence.  The policy requires the pre-approval by the Audit Committee of all services to be provided by our independent auditor.  Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee or its designee.  In addition, the Audit Committee may delegate pre-approval authority to one or more of its members.  The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved.  The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent auditor.  Any proposed services exceeding these levels will require pre-approval by the Audit Committee.

All of the services provided by our independent registered public accounting firm described above under the captions Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee and the Audit Committee has determined that the auditor independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Analytical Surveys, Inc.

By:	/s/ Lori A. Jones	Date: December 27, 2005
Lori A. Jones
Chief Executive Officer

By:	/s/ Barry Golko	Date: December 27, 2005
Barry Golko
Chief Accounting Officer

By:	/s/ R. Thomas Roddy	Date: December 27, 2005
R. Thomas Roddy
Chairman of the Board

By:	/s/ Edward P. Gistaro	Date: December 27, 2005
Edward P. Gistaro
Director

By:	/s/ Rad Weaver	Date: December 27, 2005
Rad Weaver
Director